           As filed with the Securities and Exchange Commission on April 1, 2014

                                            1933 Act Registration No. 333-155333

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 18

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 117

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                        Lincoln AssetEdge (Reg. TM) VUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2013 was filed March 26, 2014.

It is proposed that this filing will become effective:
/ /  immediately upon filing pursuant to paragraph (b)
/X/  on May 1, 2014 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

         SUPPLEMENT DATED MAY 1, 2014 TO PROSPECTUSES DATED MAY 1, 2014

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE
           INSURANCE PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

              ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

    -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP VALUE FUND: Long-term capital appreciation.
       (Subadvised by AJO, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln AssetEdge (Reg. TM) VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the Policy is referred to as the Lincoln AssetEdge (Reg. TM) Exec VUL. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The Policy described in this prospectus is available only in New York.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on November 24, 1997 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
                      o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                      o AllianceBernstein Variable Products Series Fund

                      o American Century Variable Portfolios II, Inc.

                      o American Funds Insurance Series (Reg. TM)

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust


                      o Legg Mason Partners Variable Equity Trust


                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance TrustSM

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                                Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        19
    Partial Surrender Fee.........................        22
    Transfer Fee..................................        22
    Mortality and Expense Risk Charge.............        22
    Cost of Insurance Charge......................        23
    Administrative Fee............................        23
    Policy Loan Interest..........................        23
    Rider Charges.................................        24
YOUR INSURANCE POLICY.............................        24
    Application...................................        25
    Owner.........................................        26
    Right to Examine Period.......................        26
    Initial Specified Amount......................        27
    Transfers.....................................        27
    Market Timing.................................        28
    Optional Sub-Account Allocation Programs......        29
    Riders........................................        30
    Continuation of Coverage......................        34
    Benefit Selection Option......................        34
    Termination of Coverage.......................        37
    State Regulation..............................        38
PREMIUMS..........................................        38


Contents                                                Page
--------------------------------------------------      -----
    Allocation of Net Premium Payments............        38
    Planned Premiums; Additional Premiums.........        38
    Policy Values.................................        40
    Additional Bonus Credits......................        41
DEATH BENEFITS....................................        41
    Death Benefit Proceeds........................        41
    Death Benefit Options.........................        41
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        43
    Death Benefit Qualification Test..............        44
    Payment of Death Benefit Proceeds.............        45
POLICY SURRENDERS.................................        45
    Partial Surrender.............................        46
POLICY LOANS......................................        47
LAPSE AND REINSTATEMENT...........................        48
    No-Lapse Provision............................        48
    Reinstatement of a Lapsed Policy..............        50
TAX ISSUES........................................        51
    Taxation of Life Insurance Contracts in
      General.....................................        51
    Policies That Are MECs........................        52
    Policies That Are Not MECs....................        52
    Other Considerations..........................        53
    Fair Market Value of Your Policy..............        54
    Tax Status of Lincoln Life....................        54
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        55
LEGAL PROCEEDINGS.................................        55
FINANCIAL STATEMENTS..............................        55
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        56
Appendix A........................................        57
Appendix A-1......................................        59
Appendix B........................................        61
GLOSSARY OF TERMS.................................        70

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.


Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.


Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include two No-Lapse periods.


Your Policy may provide for a 20 year No-Lapse period and a 10 year No-Lapse period. If this provision is in effect and you pay the respective Premiums required by these provisions, your Policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions. Both provisions require that you have elected either Death Benefit Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions, your Policy may enter the Grace Period and lapse even if you pay the respective Premiums which you were required to pay during those periods. (See section headed "No-Lapse Provision" for more information about these provisions, including information about the death benefit payable.)



Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.



Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. There is no Surrender Charge assessed if you partially surrender your Policy; however a Surrender Charge may be assessed if you specifically request a Reduction in Specified Amount within the first 10 Policy Years or within ten Policy Years from the date of an increase in Specified Amount. (See the section headed "Surrender Charges" for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.


Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.


Tax Treatment Of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

The following Tables apply to Policies issued on or after November 2, 2009. For all other Policies, see tables in Appendix B.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.




                                 Table I: Transaction Fees
                                           When Charge                         Amount
          Charge                           is Deducted                        Deducted
 Maximum Sales Charge           When you pay a Premium.                3.5%1
 Imposed on Premiums
 (Premium Load), as a
 percentage of Premiums
 paid.
 Surrender Charge*2
 A dollar amount per            For up to 15 years from the
 $1,000 of Specified            Policy Date and up to 15 years
 Amount                         from the Effective Date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the Effective Date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $46.47 per $1,000.
  Minimum Charge                                                       $0.00 per $1,000.
  Maximum Charge for a                                                 $27.69 per $1,000.
  Representative
  Insured: male, age 45,
  standard non-tobacco,
  in year one.
 Transfer Fee                   Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any Policy Year.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.



  1 The Maximum Sales Charge Imposed on Premiums is anticipated to cover the
   Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.



  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                            Table II: Periodic Charges Other Than Fund Operating Expenses
                                            When Charge                                   Amount
            Charge                          is Deducted                                  Deducted
 Cost of Insurance*                 Monthly
 A dollar amount per
 $1,000 of Net Amount at
 Risk
  Maximum Charge1                                                    $83.33 per $1,000.
  Minimum Charge                                                     $0.00 per $1,000.
  Maximum Charge for a                                               $0.23 per $1,000.
  Representative
  Insured: male, age 45,
  standard non-tobacco,
  in year one.
 Mortality and Expense              Daily (at the end of each        A percentage of the value of the Separate
 Risk Charge ("M&E")                Valuation Day).                  Account, guaranteed not to exceed an effective
                                                                     annual rate of 0.15% in years 1-15 and 0% in
                                                                     Policy Years 16 and later.
 Administrative Fee*                Monthly
  Flat fee                                                           $10 in all years; plus:
 In addition, for the first
 10 Policy Years from
 Issue Date or increase in
 Specified Amount, a
 monthly fee per $1,000 of
 Initial Specified Amount
 or increase in Specified
 Amount:
  Maximum Charge                                                     $1.25 per $1,000.
  Minimum Charge                                                     $0.01 per $1,000.

                      Table II: Periodic Charges Other Than Fund Operating Expenses  (continued)
                                               When Charge                                   Amount
             Charge                            is Deducted                                  Deducted
 Maximum Charge for a                                                    $0.29 per $1,000.
 Representative Insured:
 male, age 45, standard
 non-tobacco.
 Policy Loan Interest                Annually                            4.0% annually of the amount held in the Loan
                                                                         Account.2
 Exec Enhanced Surrender             Monthly (in Policy Years 2-5
 Value Rider - Multi-Life            only)
 Basis (Lincoln
 AssetEdge (Reg. TM) Exec VUL)
 A dollar amount per
 $1,000 of Initial Specified
 Amount.
  Option 1                                                               $0.05 per $1,000.3
  Option 2                                                               $0.075 per $1,000.3
 Overloan Protection Rider           One-time charge when benefit        Maximum charge of 5.0% of the then current
                                     is elected                          Accumulation Value.4
 Optional Rider Charges                                                  Individualized based on whether optional
                                                                         Rider(s) selected.
 Change of Insured Rider             N/A                                 There is no charge for this rider.
 Waiver of Monthly                   Monthly
 Deduction Rider5
 A percentage of all other
 covered monthly charges.
  Maximum Charge                                                         12.0%
  Minimum Charge                                                         2.0%
  Maximum Charge for a                                                   3.5%
  Representative
  Insured: male, age 45,
  standard non-tobacco.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years
   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  3 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge (Reg. TM) Exec VUL) and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

  4 Accumulation Value of the Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  5 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. "Covered monthly charges" are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 1         0.23%
 (12b-1) fees, and other expenses.



  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.92%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to transfer agent and sub-transfer agent services for Owners; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

      o Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.

      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

      o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Growth Portfolio (Service Class): To achieve capital appreciation.

      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011.
Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)
       This fund is available only to existing Owners as of May 18, 2009, but will be re-opened for all Owners on May 12, 2014. Consult your financial advisor.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
       Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.

      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE Clarion Securities LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)

      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.

      o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Invesco Diversified Equity-Income RPM Fund (Standard Class)(2):
       Capital appreciation and current income.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)


      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)


      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
      Long-term capital appreciation.


      o LVIP VIP Mid Cap RPM Portfolio (Standard Class)(2): Capital appreciation.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company

      o Growth Series (Initial Class): Capital appreciation.

      o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.




Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.

If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the "Monthly Anniversary Day," the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.


If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the "Lapse and Reinstatement" section of this prospectus.)




Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


General:

Your Policy gives you the right to (i) fully surrender your Policy (a "Full Surrender") and receive the Accumulation Value of the Policy less any applicable Surrender Charges (which is called the Policy's "Surrender Value");
(ii) partially surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a Reduction in Specified Amount of your Policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the Policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion).


A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the Insured, the number of years since the "Policy Date" or the date of an increase in Specified Amount, and the Specified Amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $46.47 per $1,000 of Specified Amount for Policies issued on or after November 2, 2009. For all other Policies, the Surrender Charge will never exceed $47.16 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy when issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the Initial Specified Amount will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount by (b) the Initial Specified Amount divided by 1,000.


If you increase the Specified Amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased

Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your financial advisor. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. For Policies issued on or after November 2, 2009, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus. For all other Policies, see Appendix A-1.

The length of time during which Surrender Charges apply ("Surrender Charge Period"), whether the Surrender Charges relate to the Initial Specified Amount or any increase in Specified Amount, is determined by the age of the Insured on the Policy Date or on the date of an increase in Specified Amount. The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the Initial Specified Amount or from the effective date of each increase in Specified Amount.


For Full Surrenders -



If, on the Policy Date
(or date of increase in Specified Amount), the        The Surrender Charge Period as it relates to the
Insured is:                                           Initial Specified Amount or any increase in Specified Amount is:
o  Ages 0-55,                                         15 years
o  Age 56,                                            14 years
o  Age 57,                                            13 years
o  Age 58,                                            12 years
o  Age 59,                                            11 years
o  Age 60 and above,                                  10 years


The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date. The Surrender Charge Period with respect to any given increase in Specified Amount starts on the date of such increase. A new Surrender Charge schedule will be applicable to each increase and each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in Specified Amount.

When you apply for the Policy, your financial advisor can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your financial advisor before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your Policy in which the Specified Amount has previously neither increased or decreased, the Surrender Charge will equal
1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.


For example, the Surrender Charge for a Full Surrender of a Policy at the end of the tenth Policy Year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be:

o For Policies issued on or after November 2, 2009: a) $11.01 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,010.

o For all other Policies: a) $7.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $7,120.


If you request a Full Surrender of the Policy in which you have previously requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in Specified Amount

  a) the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by

     b) the increased Specified Amount divided by 1,000

If you request a Full Surrender of your Policy in which you had previously requested a Reduction in Specified Amount (but have not previously requested an increase in the Specified Amount), the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the Specified Amount divided by 1,000.

The charge assessed upon a Full Surrender will not exceed the Policy's Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

     1)    is the amount of this decrease;

     2)    is the Initial Specified Amount; and

     3) is the Surrender Charge applicable for the Policy Year as stated in your Policy specifications.


The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified

Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or unsurrendered part of an increase in Specified Amount will be next surrendered in whole or in part.


If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you subsequently request a Reduction in Specified Amount. If the only increase in Specified Amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender Charge would be imposed on a Reduction in Specified Amount involving the surrender of such increase in Specified Amount.


We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion.) In addition, a Partial Surrender may reduce the Policy's Specified Amount if you have elected Death Benefit Option 1 or Death Benefit Option 3 (see section headed "Policy Surrenders - Partial Surrenders" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the Policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the Policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).


In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value during Policy Years 1 through 5, without being subject to the Policy's Surrender Charges.


Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.



Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge


We assess a daily Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The guaranteed charge for Policies issued on or after November 2, 2009 is the effective annual rate of 0.15% in Policy Years 1-15 and 0.00% in Policy Years 16 and beyond. For all other Policies, the guaranteed charge is the effective annual rate of 0.10% in Policy Years 1-20 and 0.00% in Policy Years 21 and beyond.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 during all Policy Years.


For the first ten Policy Years from the Policy Date or increase in Specified Amount, there is an additional charge which varies generally with the Insured's issue age, sex, death benefit option, Benefit Selection Option, and premium class. For Policies issued on or after November 2, 2009, this charge will never exceed $1.25 per month per $1,000 of Initial Specified Amount or increase in Specified Amount. For all other Policies, this charge will never exceed $1.83 per month per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 3.0% interest on the Loan Account Value in all years.

Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed "Riders".


The following rider charge applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.

Exec Enhanced Surrender Value Rider. If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge (Reg. TM) Exec VUL), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2. For example, under Option 1, a Policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a Policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year). Under Option 2, the charge for a Policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a Policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year) for this rider.

This rider is required and will automatically be issued with each Policy applied for on a multi-life basis. See section headed "Exec Enhanced Surrender Value Rider" in the Riders section of this prospectus for a more detailed discussion.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.



YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds.

We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.


If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.


Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.

The "Policy Date" is the date on which we begin life insurance coverage if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium. The Policy Date is also the date from which Policy Years, Policy Anniversary, Monthly Anniversary Days, Policy Months, Premium due dates, and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, sex, and underwriting category of the Insured.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 15 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount , death benefit option, and death benefit qualification test;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


In addition, for Policies sold on a multi-life basis as Lincoln AssetEdge (Reg.
TM) Exec VUL, the Enhanced Surrender Value Rider will automatically be included with each Policy, and the Owner of each Policy will have choice of which enhancement option is desired. (See discussion of "Enhanced Surrender Value Rider" in the Riders section of this prospectus).

You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right to Examine Period


You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.

Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.


We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.

Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected by you); or

4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Rider availability may vary by whether the Policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Change of Insured Rider", "Enhanced Surrender Value Rider", "Overloan Protection Rider", and "Waiver of Monthly Deduction Rider".) Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your financial advisor for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider from your Policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Waiver of Monthly Deduction Rider and the Change of Insured Rider. The Overloan Protection Rider will automatically be included with your Policy and the Enhanced Surrender Value Rider will also automatically be included if your Policy is applied for on a multi-life basis.

Change of Insured Rider. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.

The following rider applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.

Exec Enhanced Surrender Value Rider. If application is made for Policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple Policies covering several Insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") is required and will automatically be issued with each Policy. Please note that only businesses and entities may purchase this Policy on a multi-life basis and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the Policy's terms ("Enhanced Surrender Value"). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the "Exec Enhanced Surrender Value Period." The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the Policy; or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.


Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount ("Enhanced Surrender Value") your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).

Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness


Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate." The credit will offset a portion of those charges described in the Administrative Fees section of "Table II: Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.



Under Option 2,

(a) if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness; plus

     3)

     (A) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by

   (B) the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of "Table II:
       Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.


(b) if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness

Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.


Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.

Your Policy Accumulation Value at any point in time equals the sum of Fixed Account Value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") and with the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a ten year Exec Enhanced Surrender Value Period (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):


Sample Policy

o Insured: Male Standard Non-tobacco, age 55


o Duration of Policy's Surrender Charge at issue: 15 years


o Specified Amount: $2,500,000

o Benefit Selection Option: Not Elected

o Death Benefit Option: 1 (Level)

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)*

o For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2


                               Without
                           Exec ESV Rider                    With Exec ESV Rider - Option 1
                   -------------------------------      ----------------------------------------
                    Accumulation        Surrender        Accumulation        Enhanced Surrender
 End of Year            Value             Value              Value                  Value
-------------      --------------      -----------      --------------      --------------------
      1            $ 41,100            $      0         $ 41,100            $ 41,100
      2            $ 85,259            $  4,184         $ 83,699            $ 83,699
      3            $132,704            $ 67,129         $129,468            $129,468
      4            $183,680            $133,580         $178,644            $178,644



                                With Exec ESV
                              Rider - Option 2
                   ---------------------------------------
                    Accumulation        Enhanced Surrender
 End of Year            Value                 Value
-------------      --------------      -------------------
      1            $ 41,100            $ 52,075
      2            $ 82,919            $ 93,894
      3            $127,850            $138,825
      4            $176,126            $187,101

                                Without
                            Exec ESV Rider                     With Exec ESV Rider - Option 1
                   ---------------------------------      ----------------------------------------
                    Accumulation         Surrender         Accumulation        Enhanced Surrender
 End of Year            Value              Value               Value                  Value
-------------      --------------      -------------      --------------      --------------------
      5            $  238,450          $  203,850         $  231,479          $  231,479
      6            $  297,295          $  278,195         $  289,805          $  289,805
      7            $  360,520          $  356,920         $  352,473          $  352,473
      8            $  427,372          $  427,372         $  418,722          $  418,722
      9            $  498,026          $  498,026         $  488,722          $  488,722
      10           $  572,714          $  572,714         $  562,700          $  562,700
      11           $  663,981          $  663,981         $  653,196          $  653,196
      12           $  760,963          $  760,963         $  749,339          $  749,339
                                       $  863,732
      13           $  863,732                             $  851,190          $  851,190
                                       $  972,720
      14           $  972,720                             $  959,173          $  959,173
                   $1,088,435          $1,088,435         $1,073,782
      15                                                                      $1,073,782



                                With Exec ESV
                              Rider - Option 2
                   ---------------------------------------
                    Accumulation        Enhanced Surrender
 End of Year            Value                 Value
-------------      --------------      -------------------
      5            $  227,993          $  238,968
      6            $  286,061          $  286,061
      7            $  348,449          $  348,449
      8            $  414,397          $  414,397
      9            $  484,070          $  484,070
      10           $  557,693          $  557,693
      11           $  647,803          $  647,803
      12           $  743,527          $  743,527
      13           $  844,920          $  844,920
      14           $  952,399          $  952,399
                   $1,066,455
      15                               $1,066,455

* The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.


The description below, based on the sample Policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):


Without Exec ESV Rider

(a) The Accumulation Value: $85,259

(b) Less the Surrender Charge: $81,075

(c) The Surrender Value is then floored at $4,184

With Exec ESV Rider - Option 1

(a) The Accumulation Value: $83,699, which is net of the monthly $0.05 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) $83,699 less $0 equals the Surrender Value of $83,699

With Exec ESV Rider - Option 2

(a) The Accumulation Value: $82,919, which is net of the monthly $0.075 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) The additional credit for a portion of the Administrative Fee is:


     (A) The Enhanced Surrender Value Per Thousand Adjustment Rate for this
Insured: $4.39 multiplied by


     (B) $2,500 ($2,500,000 of Specified Amount divided by $1,000) which equals $10,975

(d) $82,919 less $0 plus $10,975 equals the Surrender Value of $93,894

(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.


Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.




Continuation of Coverage


If the Insured is still living at attained age 100, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.


The death benefit will equal the Death Benefit Proceeds. The Death Benefit Proceeds will be the greater of:


     1) the amount determined by the death benefit option in effect on the date of death of the Insured; and


  2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your Policy less any Indebtedness. (See section headed "Death Benefits - Death Benefit Options" for more information concerning the death benefit options.)

The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed "Benefit Selection Option".


There are certain changes that will take place on the Policy Anniversary when the Insured reaches attained age 100:


1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.



Benefit Selection Option


This section applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.

When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching attained age 100. If you do not elect this option, then the amount of the Specified Amount in effect at the time of the Insured's death after attained age 100 will not be reduced by the Benefit

Selection Option, and therefore the full amount of the Specified Amount in effect at the time of the Insured's death after reaching attained age 100 will be used in the calculation of the Death Benefit Proceeds.

With this option, you can choose to strike a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches attained age 100, you should discuss with your financial advisor the extent to which your need for such protection may decrease at that point. Your financial advisor can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 100 which is the greater of:


 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your Policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),


both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the Specified Amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your Policy has positive Accumulation Value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the Policy Specifications pages of your Policy following the words "Benefit Selection Option: __%", along with the reduction to the Continuation of Coverage Specified Amount (following the words "If the Insured is still living and this Policy is still in force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:



                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.39167 per                  100% of Specified        This option offers the full Specified
                         thousand of Specified         Amount (higher)          Amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.

                                       Male, 55 Year Old, Standard Non-tobacco
                                                          Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee             Specified Amount                       Result
 Election: 50%           $0.23751 per                  50% of Specified        This option offers less than the full
                         thousand of Specified         Amount (lower)          Specified Amount during
                         Amount (lower)                                        Continuation of Coverage. The
                                                                               Monthly Administrative Expense Fee
                                                                               is reduced in exchange. Therefore,
                                                                               this option allows somewhat more
                                                                               money to be invested in the Sub-
                                                                               Accounts or allocated to the Fixed
                                                                               Account while providing a part of the
                                                                               Specified Amount during
                                                                               Continuation of Coverage.
 Election: 100%          $0.08333 per                  0% of Specified         This option offers no Continuation of
                         thousand of Specified         Amount (lowest)         Coverage Specified Amount*. The
                         Amount (lowest)                                       Monthly Administrative Expense Fee
                                                                               is reduced in exchange. Therefore,
                                                                               this option allows more money to be
                                                                               invested in the Sub-Accounts or
                                                                               allocated to the Fixed Account.

* Note: Although Continuation of Coverage Specified Amount is zero, the Continuation of Coverage provision of your Policy provides for an alternate calculation based on your Policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based upon the Specified Amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-Accounts available under the Policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%

Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,408,109           1,000,000          5,462,190
  41        101          5,692,580           1,000,000          5,749,506
  42        102          5,992,016           1,000,000          6,051,936
  43        103          6,307,202           1,000,000          6,370,274



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,709,671            500,000           5,766,768           6,007,037               0              6,067,108
  41          6,010,005            500,000           6,070,105           6,323,013               0              6,386,244
  42          6,326,138            500,000           6,389,399           6,655,610               0              6,722,166
  43          6,658,899            500,000           6,725,488           7,005,702               0              7,075,759


The following example uses the same sample Policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):



Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           28,002             1,000,000          1,000,000
  41        101           29,475             1,000,000          1,000,000
  42        102           31,025             1,000,000          1,000,000
  43        103           32,657             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           234,712             500,000            500,000             441,430                0               445,844
  41           247,058             500,000            500,000             464,650                0               469,296
  42           260,053             500,000            500,000             489,091                0               493,982
  43           273,732             500,000            500,000             514,817                0               519,966

In addition, the Continuation of Coverage Specified Amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your Policy to provide a death benefit under your Policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your financial advisor for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the Policy;


2) death of the Insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force before the end of any applicable Grace Period.

State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus). Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus).


The initial Premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed "Right to Examine Period" for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.

Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the Insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).


Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the Policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).


Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.


In addition, policy charges which are asset based, such as the Mortality and Expense Risk Charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.


However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial advisor for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.


You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.


We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5)  Persistency Bonuses;

6)  Monthly Deductions; and

7)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:


1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



Additional Bonus Credits


For Policies issued on or after November 2, 2009, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 16, we will make "Additional Bonus Credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

For all other Policies, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make Additional Bonus Credits to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

The Additional Bonus Credits are based upon reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.



DEATH BENEFITS

The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the section of this prospectus headed "Continuation of Coverage" for a discussion of the death benefits for age 100 and later.




Death Benefit Proceeds


The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:

1) the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)




Death Benefit Options

Three different death benefit options are available. Your choice of option will depend on your insurance needs. The options offered are intended to provide you with flexible solutions to changing insurance needs. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your financial advisor can assist you in determining the option that best meets your needs.

The following table provides more information about the death benefit options.



 Option                         Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000) level death benefit.                None; level death benefit
    2         For Policies issued on or after November 2, 2009, the greater of:            May increase or decrease over
              a)  the sum of the Specified Amount plus the Net Accumulation                time, depending on the amount
              Value as of the date of the Insured's death, less any Partial                of Premium paid and the
              Surrenders after the date of death (i.e. Partial Surrender amounts           investment performance of the
              we may have paid to the Owner after the date of the Insured's                Sub-Accounts or the interest
              death but before the death of the Insured was reported to us); or            credited to the Fixed Account.
              b)  the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.
              For all other Policies, only a) applies.
    3         Either                                                                       Will generally increase,
              a)  Sum of the Specified Amount plus the accumulated Premiums;               depending on the amount of
              or                                                                           Premium paid.
              b)  If elected by the Owner at the time the Policy is applied for, sum of the Specified Amount plus the accumulated Premiums minus the cumulative policy factor and in each case up to the Death
              Benefit Option 3 limit shown in the Policy Specification, as of the date of the Insured's death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the policy value but will not increase the death benefit. The cumulative policy factor is calculated at the time the
              Policy is issued as:
              i) the applicable monthly rate used by the Internal Revenue
              Service (IRS); or
              ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the Policy is applied for; times
              iii) the Specified Amount divided by 1000. Amounts of any
              Partial Surrenders after the date of death will be deducted from any amount payable under this Death Benefit Option 3.


The "cumulative policy factor" referred to in the table above is elected at the time you apply for the Policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the Policy. The "applicable monthly rate" and the "alternative monthly rate" are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the Internal Revenue Code. While these rates may vary over time, the rate at the time your Policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that current rate from the IRS or by calling our Administrative Office.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Net Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Policy Net Accumulation Value increases (because of positive investment results), your

Cost of Insurance Charge will be less that if your Policy Net Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the "Cost of Insurance Charge" section of this prospectus.) The minimum Specified Amount is currently $100,000 (other limits may apply when your Policy is not fully underwritten).


A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the Policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     2 to 1          For Policies issued on or after November 2, 2009, the Specified Amount will be increased by the greater of:
                     a)  the Accumulation Value as of the effective date of change; or
                     b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.

                     For all other Policies, only a) applies.

                     (This changes the death benefit under the policy from one that may increase over time by the growth in the Policy's Net Accumulation Value to a level death benefit.)
     3 to 1          The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of the change.



A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the specifications pages of each Policy.


Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.


In addition, the death benefit qualification tests, as discussed below, require certain relationships between Premium and death benefit and between the Policy's Accumulation Value and death benefit. As a result, we may increase the

Policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy's Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.




Death Benefit Qualification Test

You will also choose between the two death benefit qualification tests, the "Cash Value Accumulation Test" and the "Guideline Premium Test". You must choose the death benefit qualification test when you apply for the Policy. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.

The Guideline Premium Test limits the amount of Premium payable for an Insured of a particular age and sex. It also applies a prescribed cash value corridor percentage to determine a minimum ratio of death benefit to Accumulation Value.


The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single Premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single Premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a death benefit conversion percentage that is defined as $1,000 divided by the net single Premium. A table of the corridor percentages for the death benefit qualification test you elected will be included as a part of the Policy Specifications when you receive your Policy.

The tests differ as follows:

(1) the Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; the Cash Value Accumulation Test indirectly limits the Premium.

(2) the factors that determine the minimum death benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits higher Premium Payments. However, the higher death benefit conversion percentage might cause you to pay higher Cost of Insurance Charges. Payment of higher Premiums could also cause your Policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective. Since the corridor percentages are lower, the smaller required death benefit generally results in lower Cost of Insurance Charges.

You should consult with a qualified tax advisor before choosing the death benefit qualification test.

Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.

Payment of Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If the Enhanced Surrender Value Rider is issued with your Policy, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.

At any time, you may transfer all of the Separate Account Value to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the Separate Account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the policy you could receive if you decide to exchange your Policy.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit Proceeds. Please see "Payment of Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your Policy's Surrender Value equals the Policy's Accumulation Value less any Indebtedness, less any applicable Surrender Charge.


Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.


   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              The Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
                        Percentages Table in the Policy Specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the Policy
                        Specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         3              Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.

Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.


POLICY LOANS

Your Policy permits you to borrow against its Surrender Value. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges.)

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.10% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.


Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the Policy.


You should carefully consider that requesting a Policy Loan will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed "Riders - Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider" for discussion of the benefits available). In addition, as your Policy will include the Overloan Protection Rider, your Policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your Policy less Surrender Charges (see section headed "Riders - Overloan Protection Rider" for a discussion of the benefits available).

LAPSE AND REINSTATEMENT
If at any time

1) the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and


2) the provisions of the No-Lapse Enhancement Rider are not preventing the termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.


The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.


In addition, your Policy includes a No-Lapse Provision, if available (see section headed "No-Lapse Provision" below for discussion of availability), which is described below, and may prevent lapse.



No-Lapse Provision

Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.


There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.


There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are two levels of No-Lapse Protection:

1) a guarantee for the first 20 Policy Years; and

2) a guarantee for the first 10 Policy Years.

                                                                                 Provision will terminate upon
          Level                         Lapse Protection                                the earliest of
 First 20 Policy Years        During the first 20 years, the           1) the Insured reaches age 100, or
                              Policy will not lapse even if the        2) the beginning of the 21st Policy Year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 20 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any Premium
                              of:                                      shortfall can be made up while the Policy is in
                              o  all Premium Payments (less            force or during the Policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 20 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 20 Year
                              o  minus any Indebtedness is at          No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            Policy will not lapse. Payments must be
                              20 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue                  However, you may still qualify for the 10 year
                              (shown in the Policy                     No-Lapse Provision.
                              Specifications) accumulated
                              at 4.0% interest.
 First 10 Policy Years        During the first 10 years, the           1) the Insured reaches age 100, or
                              Policy will not lapse even if the        2) the beginning of the 11th Policy Year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 10 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any Premium
                              of:                                      shortfall can be made up while the Policy is in
                              o  all Premium Payments (less            force or during the Policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 10 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 10 year
                              o  minus any Indebtedness is at          No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            Policy will not lapse. Payments must be
                              10 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue
                              (shown in the Policy
                              Specifications) accumulated
                              at 4.0% interest.


If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy's Grace Period, will lapse.

If this provision is available to you, your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.

You do not need to make an election as to which of the No-Lapse Provisions you wish to apply to your Policy. The cumulative amount of Premiums you actually pay will determine whether either provision would be available to prevent your Policy from lapsing during either the first 10 or the first 20 Policy Years. Therefore, for example, you may begin by paying the Premiums necessary to meet the 10 year No-Lapse Provision and in the fourth Policy Year determine that you would like to take advantage of the 20 year No-Lapse Provision. You may then pay the additional Premiums needed to meet the cumulative Premiums required by the 20 year No-Lapse Provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse Provision. Your financial advisor can provide you with an illustration which would demonstrate how this might work.

This example only applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.


The following hypothetical example compares each of the two No-Lapse benefits for a male, standard non-tobacco, issue age 55, with a Specified Amount of $1,000,000 and no Indebtedness:


                                 No-Lapse Provision with 10-year No-
                                            Lapse period                   No-Lapse Provision with 20-year No-Lapse period
 Required annual                $8,850                                    $9,920
 Premium amount
 Required Premium period        10 years                                  20 years
 Duration of No-Lapse           10 years                                  20 years
 Protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit              Same as policy death benefit
 No-Lapse Protection is
 preventing lapse

If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy


If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:


1) it has not been surrendered;

2) there is an application for reinstatement in writing;


3) satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid depending upon the Insured's age, gender, and risk classification, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. We will apply this test to the Policy if you have so elected at the time you applied for the Policy.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations


Insured Lives Past Age 100. If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com


Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-155333
1940 Act Registration No. 811-08559

                               End of Prospectus

APPENDIX A

The following applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix A-1.


EXAMPLE OF SURRENDER CHARGE CALCULATIONS:


The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8.00% (7.26% net) and a planned annual Premium Payment of $15,000:


     1) Fully Surrender the Policy at the end of the representative Policy Years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         10,303                   26,310                        0
  5                         59,539                   14,340                   45,199
  10                       143,001                        0                  143,001

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 26.31 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $26,310.

  2) Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at the end of the representative Policy Years shown:


 End of Year         Surrender Charge
  1                       6,578
  5                       3,585
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 26.31 multiplied by

     b) 250 ($250,000 divided by 1,000), or $6,578.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then Fully Surrender the Policy at the end of the representative Policy Years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 5                         50,738                    14,340
 7                         74,054                     7,670
 9                        100,360                         0
 12                       152,413                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 5                          10,825                 25,165              25,573
 7                           6,975                 14,645              59,409
 9                           3,120                  3,120              97,240
 12                              0                      0             152,413

     In the table above, the Surrender Charge at the end of year 5 would be:

     a)

     (i) 14.34 multiplied by

     (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

     (i) 21.65 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $25,165.

  o At the end of year 5 and 7, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Year shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  5                          5,736                         10,825                     16,561
  9                              0                          3,120                      3,120
  12                             0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i) 14.34 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i) 21.65 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $16,561.

  o At the end of year 5, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

APPENDIX A-1

The following applies to all Policies issued before November 2, 2009.


EXAMPLE OF SURRENDER CHARGE CALCULATIONS:


The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:

     1) Fully surrender the Policy at the end of the representative Policy Years shown:



 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         11,807                   25,350                        0
  5                         66,246                   11,030                   55,216
  10                       154,883                        0                  154,883

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) $25.35 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $25,350.

  2) Decrease the Initial Specified Amount from $250,000 from $1,000,000 to $750,000 at the end of the representative Policy Years shown:


 End of Year         Surrender Charge
  1                       6,338
  5                       2,758
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 25.35 multiplied by

     b) 250 ($250,000 divided by 1,000), or $6,338.


  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then fully surrender the Policy at the end of the representative Policy Years shown:



                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 5                         59,224                    11,030
 7                         85,493                     3,210
 9                        113,744                         0
 12                       165,038                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 5                          10,215                 21,245              37,979
 7                           6,185                  9,395              76,098
 9                           2,085                  2,085             111,659
 12                              0                      0             165,038

     In the table above, the Surrender Charge at the end of year 5 would be:

     a)

     (i) 11.03 multiplied by

     (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

     (i) 20.43 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $21,245.

  o At the end of year 5 and 7, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Year shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  5                          4,412                         10,215                     14,627
  9                              0                          2,085                      2,085
  12                             0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i) 11.03 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i) 20.43 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $14,627.

  o At the end of year 5, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

APPENDIX B

The following Tables apply to all Policies issued before November 2, 2009.



CHARGES AND FEES



                                 Table I: Transaction Fees
                                           When Charge                         Amount
          Charge                           is Deducted                        Deducted
 Maximum Sales Charge           When you pay a Premium.                3.5%1
 Imposed on Premiums
 (Premium Load), as a
 percentage of Premiums
 paid.
 Surrender Charge*2
 A dollar amount per            For up to 15 years from the
 $1,000 of Specified            Policy Date and up to 15 years
 Amount.                        from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $47.16 per $1,000.
  Minimum Charge                                                       $0.00 per $1,000.
  Maximum Charge for a                                                 $26.68 per $1,000.
  Representative
  Insured: male, age 45,
  standard non-tobacco,
  in year one.
 Transfer Fee                   Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 The Maximum Sales Charge Imposed on Premiums is anticipated to cover the
   Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.

  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                            Table II: Periodic Charges Other Than Fund Operating Expenses
                                            When Charge                                   Amount
            Charge                          is Deducted                                  Deducted
 Cost of Insurance*                 Monthly
 A dollar amount per
 $1,000 of Net Amount at
 Risk.
  Maximum Charge1                                                    $83.33 per $1,000.
  Minimum Charge                                                     $0.00 per $1,000.
  Maximum Charge for a                                               $0.20 per $1,000.
  Representative
  Insured: male, age 45,
  standard non-tobacco,
  in year one.
 Mortality and Expense              Daily (at the end of each        A percentage of the value of the Separate
 Risk Charge ("M&E")                Valuation Day).                  Account, guaranteed not to exceed an effective
                                                                     annual rate of 0.10% in years 1-20 and 0% in
                                                                     Policy Years 21 and later.
 Administrative Fee*                Monthly
  Flat fee                                                           $10 in all years; plus:
 In addition, for the first
 10 Policy Years from
 Issue Date or increase in
 Specified Amount, a
 monthly fee per $1,000 of
 Initial Specified Amount
 or increase in Specified
 Amount:
  Maximum Charge                                                     $1.83 per $1,000.
  Minimum Charge                                                     $0.01 per $1,000.
  Maximum Charge for a                                               $0.33 per $1,000.
  Representative
  Insured: male, age 45,
  standard non-tobacco.
 Policy Loan Interest               Annually                         4.0% annually of the amount held in the Loan
                                                                     Account.2

                     Table II: Periodic Charges Other Than Fund Operating Expenses  (continued)
                                               When Charge                                  Amount
             Charge                            is Deducted                                 Deducted
 Enhanced Surrender                  Monthly (in Policy Years 2-5
 Value Rider - Multi-Life            only)
 Basis (Lincoln
 AssetEdge (Reg. TM) Exec VUL)
 A dollar amount per
 $1,000 of Initial Specified
 Amount.
 Option 1                                                                Charge is $0.05.3
  Option 2                                                               $0.075 per $1,000.3
 Overloan Protection Rider           One-time charge when benefit        Maximum charge of 5.0% of the then current
                                     is elected                          Accumulation Value.4
 Optional Rider Charges                                                  Individualized based on whether optional
                                                                         Rider(s) selected.
 Change of Insured Rider             N/A                                 There is no charge for this rider.
 Waiver of Monthly                   Monthly
 Deduction Rider5
 A percentage of all other
 covered monthly charges.
  Maximum Charge                                                         12.0%
  Minimum Charge                                                         2.0%
  Maximum Charge for a                                                   3.5%
  Representative
  Insured: male, age 45,
  standard non-tobacco.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years
   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  3 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge (Reg. TM) Exec VUL) and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

  4 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  5 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. "Covered monthly charges" are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.




Rider Charges

Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2
- 5 of $0.05 per $1,000 of Initial Specified Amount.


This rider is required for policies applied for on a multi-life basis (Lincoln AssetEdge (Reg. TM) Exec VUL), and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value. The charge for the higher Enhanced Surrender Value (Option 2) is $0.075 per month per $1,000 of Initial Specified Amount. in the event the Owner of a Policy issued on a multi-life basis does not elect the higher Enhanced Surrender Value, the charge of $0.05 per $1,000 will be made. (See section headed "Riders-Enhanced Surrender Value Rider" for a discussion of the two options available.)

For example, a Policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a Policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for Option 1. For Option 2, the charge for a Policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or 450 per year), and the charge for a Policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year).

Riders

Enhanced Surrender Value Rider ("ESV Rider"). This rider is available only on Policies issued on a multi-life basis (as the Lincoln AssetEdge (Reg. TM) Exec
VUL). The rider provides an enhanced Surrender Value without imposition of a Surrender Charge (the "Enhanced Surrender Value") if you fully surrender your Policy during the first five Policy Years (the "Enhanced Surrender Value Period") (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge (Reg. TM) Exec VUL), the Enhanced Surrender Value Rider will automatically be issued with each Policy, and the Owner of each Policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which is called "Option 2") and the standard Enhanced Surrender Value (which is called "Option 1"). Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.


You may not terminate the rider without terminating the Policy.

If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered under Option 1 will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness

If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered under Option 2 will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness; plus


     3) (a) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by

    (b) a per thousand of Specified Amount adjustment rate (which will be shown in the Policy Specifications of your Policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate").


Your Policy Accumulation Value at any point in time equals the sum of Fixed Account Value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).


The "per thousand of Specified Amount adjustment rate" is designed to provide a higher Surrender Value during the first five years of the Policy. Purchasers of the Lincoln AssetEdge (Reg. TM) Exec VUL may find the higher Surrender Value, which this option provides, helpful where the Surrender Value of the Policy in the first five years has greater importance to the purchaser.

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider and with the Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 during the first five Policy Years of the Policy described below:


Sample Policy

o Insured: Male Standard Non-tobacco, age 55


o Specified Amount: $1,500,000


o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)

o For this case, the per thousand adjustment rate is 6.64 for Option 2

o For this case, the monthly charge in Policy Years 2-5 for ESV Rider - Option 1 would be a) $0.05 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $75.00.

o For this case, the monthly charge in Policy Years 2-5 for ESV Rider - Option 2 would be a) $0.075 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $112.50.


                               Without                             With ESV                             With ESV
                              ESV Rider                        Rider - Option 1                     Rider - Option 2
                   -------------------------------      -------------------------------      ------------------------------
                    Accumulation        Surrender        Accumulation        Surrender        Accumulation        Surrender
 End of Year            Value             Value              Value             Value              Value             Value
-------------      --------------      -----------      --------------      -----------      --------------      ----------
      1            $ 51,022            $      0         $ 51,022            $ 51,022         $ 51,022            $ 60,982
      2            $105,057            $ 57,072         $104,120            $104,120         $103,651            $113,611
      3            $162,345            $119,490         $160,396            $160,396         $159,421            $169,381
      4            $223,355            $185,945         $220,313            $220,313         $218,792            $228,752
      5            $288,344            $257,699         $284,120            $284,120         $282,008            $291,968

At the end of year 1 for ESV Rider Option 2, the Enhanced Surrender Value equals a) plus b) multiplied by c), where

 a) is $51,022 (Accumulation Value);


 b) is 6.64 ("per thousand of Specified Amount adjustment rate"); and


 c) is 1,500 ($1,500,000 divided by 1,000)

If you request a Full Surrender of your Policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your Policy and the Enhanced Surrender Value calculated under Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your Policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your Policy will impact the benefit payable under the rider upon a Full Surrender of the Policy. If you are applying for the Policy on a multi-life basis, the Enhanced Surrender Value Rider will be automatically issued with your Policy; however, you should consider with financial advisor which enhanced Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial advisor can provide you with an illustration which would demonstrate how the Policy might work with Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2.



Benefit Selection Option


When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching attained age 100. If you do not elect this option, then the amount of the Specified Amount in effect at the time of the Insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the Specified Amount in effect at the time of the Insured's death after reaching attained age 100 will be used in the calculation of the Death Benefit Proceeds.

With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches attained age 100, you should discuss with your financial advisor the extent to which your need for such protection may decrease at that point. Your financial advisor can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 100 which is the greater of:


 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your Policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the Specified Amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation

Value (sub-clause (ii) above) to zero if your Policy has positive Accumulation Value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the Policy Specifications pages of your Policy following the words "Benefit Selection Option: __%", along with the reduction to the Continuation of Coverage Specified Amount (following the words "If the Insured is still living and this Policy is still in force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:



                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.14167 per                  100% of Specified        This option offers the full Specified
                         thousand of Specified         Amount (higher)          Amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.
 Election: 50%           $0.07376 per                  50% of Specified         This option offers less than the full
                         thousand of Specified         Amount (lower)           Specified Amount during
                         Amount (lower)                                         Continuation of Coverage. The
                                                                                Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows somewhat more
                                                                                money to be invested in the Sub-
                                                                                Accounts or allocated to the Fixed
                                                                                Account while providing a part of the
                                                                                Specified Amount during
                                                                                Continuation of Coverage.
 Election: 100%          $0.00583 per                  0% of Specified          This option offers no Continuation of
                         thousand of Specified         Amount (lowest)          Coverage Specified Amount*. The
                         Amount (lowest)                                        Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows more money to be
                                                                                invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account.


* Note: Although Continuation of Coverage Specified Amount is zero, the Continuation of Coverage provision of your Policy provides for an alternate calculation based on your Policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.


The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based upon the Specified Amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-Accounts available under the Policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%


Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,440,861           1,000,000          5,495,270
  41        101          5,724,198           1,000,000          5,781,440
  42        102          6,022,290           1,000,000          6,082,513
  43        103          6,335,905           1,000,000          6,399,264



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,676,820            500,000           5,733,588           5,910,385               0              5,969,489
  41          5,972,445            500,000           6,032,169           6,218,173               0              6,280,354
  42          6,283,464            500,000           6,346,299           6,541,989               0              6,607,409
  43          6,610,680            500,000           6,676,787           6,882,668               0              6,951,494

The following example uses the same sample policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):


Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           62,411             1,000,000          1,000,000
  41        101           65,661             1,000,000          1,000,000
  42        102           69,080             1,000,000          1,000,000
  43        103           72,678             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           238,865             500,000            500,000             410,271                0               414,374
  41           251,304             500,000            500,000             431,637                0               435,953
  42           264,391             500,000            500,000             454,114                0               458,656
  43           278,159             500,000            500,000             477,763                0               482,540


In addition, the Continuation of Coverage Specified Amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your Policy to provide a death benefit under your Policy's Continuation of Coverage provision.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your financial advisor for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

No-Lapse Provision

                                No-Lapse Provision with 10-          No-Lapse Provision with 20-year No-Lapse
                                year No-Lapse period                 period
 Required annual                $ 9,690                              $19,110
 Premium amount
 Required Premium period        10 years                             20 years
 Duration of No-Lapse           10 years                             20 years
 protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit         Same as policy death benefit
 No-Lapse Protection is
 preventing lapse

GLOSSARY OF TERMS

The following terms may appear in your prospectus and are defined below:


7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.


Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.


Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.


Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.


Full Surrender-The withdrawal of all policy values.


Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.


Insured-The person on whose life the Policy is issued.


Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.


Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your

Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.


Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.


Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.


Premium (Premium Payment)-The amount paid to us for a life insurance policy.


Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.


Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.


Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


       Lincoln AssetEdgeSM VUL and Lincoln AssetEdgeSM Exec VUL products



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdgeSM VUL (and about the Lincoln AssetEdgeSM Exec VUL policy which is issued on a multi-life basis).

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdgeSM VUL or Lincoln AssetEdgeSM Exec VUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
    Unclaimed Property.........................             4
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
    Administrative Services....................             5
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5


Contents                                              Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             6
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             7
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Sex.................             7
    Suicide....................................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $3,057,744 in 2013, $2,281,217 in 2012 and $1,782,097 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life & Annuity Flexible Premium Variable Life Account M as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.



Assignment


While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.


Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.

Transfer of Ownership


As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.


On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.



Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while the Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract


You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.





Change of Plan

Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs.


The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you and us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy and the issue age of the Insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).




Misstatement of Age or Sex


If the age or sex of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.




Suicide


If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              n = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company follow.

              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2013 and 2012, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                               AS OF DECEMBER 31,
                                                                                                              ---------------------
                                                                                                                 2013       2012
                                                                                                              ---------   ---------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $6,880; 2012 -- $6,708)                               $   7,259   $   7,580

     Equity securities (cost: 2012 -- $2)                                                                            --           3

   Mortgage loans on real estate                                                                                    521         423

   Policy loans                                                                                                     382         399

                                                                                                              ---------   ---------
        Total investments                                                                                         8,162       8,405

Cash and invested cash                                                                                               10          54

Deferred acquisition costs and value of business acquired                                                           586         452

Premiums and fees receivable                                                                                          8           1

Accrued investment income                                                                                           103          99

Reinsurance recoverables                                                                                            478         536

Reinsurance related embedded derivatives                                                                              8           9

Goodwill                                                                                                             60          60

Other assets                                                                                                        150         114

Separate account assets                                                                                           4,099       3,195

                                                                                                              ---------   ---------
        Total assets                                                                                          $  13,664   $  12,925

                                                                                                              =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                      $   1,439   $   1,723

Other contract holder funds                                                                                       5,708       5,407

Short-term debt                                                                                                      11          --

Income taxes payable                                                                                                362         453

Other liabilities                                                                                                    64          58

Separate account liabilities                                                                                      4,099       3,195

                                                                                                              ---------   ---------
        Total liabilities                                                                                        11,683      10,836

                                                                                                              ---------   ---------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                                                   941         941

Retained earnings                                                                                                   907         816

Accumulated other comprehensive income (loss)                                                                       133         332

                                                                                                              ---------   ---------
        Total stockholder's equity                                                                                1,981       2,089

                                                                                                              ---------   ---------
          Total liabilities and stockholder's equity                                                          $  13,664   $  12,925

                                                                                                              =========   =========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                         ------------------------
                                                                                                          2013     2012     2011
                                                                                                         -------  -------  ------
REVENUES
Insurance premiums                                                                                       $  151   $  139   $ 128

Fee income                                                                                                  273      275     265

Net investment income                                                                                       419      421     417

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                               (10)     (22)    (26)

   Portion of loss recognized in other comprehensive income                                                   2       10       7

                                                                                                         -------  -------  ------
     Net other-than-temporary impairment losses on securities recognized in earnings                         (8)     (12)    (19)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities                    (7)      (7)     (8)

                                                                                                         -------  -------  ------
        Total realized gain (loss)                                                                          (15)     (19)    (27)

                                                                                                         -------  -------  ------
     Total revenues                                                                                         828      816     783

                                                                                                         -------  -------  ------

EXPENSES
Interest credited                                                                                           204      207     207

Benefits                                                                                                    292      265     274

Commissions and other expenses                                                                              204      191     206

Impairment of intangibles                                                                                    --       --     102

                                                                                                         -------  -------  ------
   Total expenses                                                                                           700      663     789

                                                                                                         -------  -------  ------
     Income (loss) before taxes                                                                             128      153      (6)

     Federal income tax expense (benefit)                                                                    37       59      29

                                                                                                         -------  -------  ------
        Net income (loss)                                                                                    91       94     (35)

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                          (202)      83     186

          Unrealized other-than-temporary impairment on available-for-sale securities                         3       (1)      2

                                                                                                         -------  -------  ------
            Total other comprehensive income (loss), net of tax                                            (199)      82     188

                                                                                                         -------  -------  ------
               Comprehensive income (loss)                                                               $ (108)  $  176   $ 153

                                                                                                         =======  =======  ======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                    2013      2012     2011
                                                                                                  --------  -------   --------
COMMON STOCK
Balance as of beginning-of-year                                                                   $   941   $   941   $   940

Stock compensation issued for benefit plans                                                            --        --         1

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        941       941       941

                                                                                                  --------  -------   --------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                       816       722       830

Net income (loss)                                                                                      91        94       (35)

Dividends declared                                                                                     --        --       (73)

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        907       816       722

                                                                                                  --------  -------   --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                       332       250        62

Other comprehensive income (loss), net of tax                                                        (199)       82       188

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        133       332       250

                                                                                                  --------  -------   --------
        Total stockholder's equity as of end-of-year                                              $ 1,981   $ 2,089   $ 1,913

                                                                                                  ========  =======   ========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                      --------------------------
                                                                                                       2013      2012     2011
                                                                                                      -------  --------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                     $   91   $    94   $  (35)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                                    24        21       66

   Change in premiums and fees receivable                                                                 (7)        4       --

   Change in accrued investment income                                                                    (4)       (2)      (4)

   Change in future contract benefits and other contract holder funds                                   (196)     (178)     (75)

   Change in reinsurance related assets and liabilities                                                   (8)       32      (79)

   Change in federal income tax accruals                                                                  19        51       12

   Realized (gain) loss                                                                                   15        19       27

   Impairment of intangibles                                                                              --        --      102

   Other                                                                                                 (21)      (13)      43

                                                                                                      -------  --------  -------
     Net cash provided by (used in) operating activities                                                 (87)       28       57

                                                                                                      -------  --------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                              (785)     (664)    (857)

Sales of available-for-sale securities                                                                    50        38      100

Maturities of available-for-sale securities                                                              561       567      500

Purchases of other investments                                                                          (170)     (335)    (132)

Sales or maturities of other investments                                                                  89       197      105

                                                                                                      -------  --------  -------
     Net cash provided by (used in) investing activities                                                (255)     (197)    (284)

                                                                                                      -------  --------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in short-term debt                                                                    11        --       --

Deposits of fixed account values, including the fixed portion of variable                                654       611      620

Withdrawals of fixed account values, including the fixed portion of variable                            (238)     (311)    (284)

Transfers to and from separate accounts, net                                                            (127)      (94)     (68)

Common stock issued for benefit plans and excess tax benefits                                             (2)       --        1

Dividends paid                                                                                            --        --      (73)

                                                                                                      -------  --------  -------
     Net cash provided by (used in) financing activities                                                 298       206      196

                                                                                                      -------  --------  -------
Net increase (decrease) in cash and invested cash                                                        (44)       37      (31)

Cash and invested cash, as of beginning-of-year                                                           54        17       48

                                                                                                      -------  --------  -------
     Cash and invested cash, as of end-of-year                                                        $   10   $    54   $   17

                                                                                                      =======  ========  =======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions and, accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").


  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;


  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of Universal Life ("UL") insurance, Variable Universal Life ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."



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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. Specifically, income taxes payable were reclassified from other liabilities to a separate line item. This reclassification had no effect on net income or stockholder's equity of the prior years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.



We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income
(Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values,

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $18 million, $21 million and $24 million for the years ended December 31, 2013, 2012 and 2011, respectively.



Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.



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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income
(Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income
(Loss).

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 4.

COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 11.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our financial condition and results of operations.

INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our financial statements.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our financial condition and results of operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.



The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,920     $ 443     $ 114     $10     $ 6,239
U.S. government bonds.......................................................              28         4        --      --          32
Foreign government bonds....................................................              41         4        --      --          45
RMBS........................................................................             455        33        --       4         484
CMBS........................................................................              49         2         1       1          49
CLOs........................................................................              18        --        --      --          18
State and municipal bonds...................................................             282        18         2      --         298
Hybrid and redeemable preferred securities..................................              87        10         3      --          94
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity AFS securities...................................         $ 6,880     $ 514     $ 120     $15     $ 7,259
                                                                                   ==========    ======   ======    =====    =======

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,541     $ 799     $  49     $11     $ 6,280
U.S. government bonds.......................................................              29         7        --      --          36
Foreign government bonds....................................................              44         8        --      --          52
RMBS........................................................................             619        59        --       8         670
CMBS........................................................................              76         5         2       1          78
CLOs........................................................................              15        --        --      --          15
State and municipal bonds...................................................             285        56        --      --         341
Hybrid and redeemable preferred securities..................................              99        13         4      --         108
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity securities.......................................           6,708       947        55      20       7,580
Equity securities...........................................................               2         1        --      --           3
                                                                                   ----------    ------   ------    -----    -------
         Total AFS securities...............................................         $ 6,710     $ 948     $  55     $20     $ 7,583
                                                                                   ==========    ======   ======    =====    =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------     -------
Due in one year or less.........................................................      $   165      $   169
Due after one year through five years...........................................        1,316        1,452
Due after five years through ten years..........................................        1,832        1,944
Due after ten years.............................................................        3,045        3,143
                                                                                     ---------     -------
   Subtotal.....................................................................        6,358        6,708
                                                                                     ---------     -------
MBS.............................................................................          504          533
CDOs............................................................................           18           18
                                                                                     ---------     -------
      Total fixed maturity AFS securities.......................................      $ 6,880      $ 7,259
                                                                                     =========     =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        ------------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                        ---------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $ 1,332        $ 85        $ 192        $ 39        $ 1,524        $ 124
Foreign government bonds..............................          2          --           --          --              2           --
RMBS..................................................         59           1           24           3             83            4
CMBS..................................................          8           1            3           1             11            2
CLOs..................................................         18          --           --          --             18           --
State and municipal bonds.............................         39           1            5           1             44            2
Hybrid and redeemable preferred securities............         10          --           13           3             23            3
                                                        ---------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities..........    $ 1,468        $ 88        $ 237        $ 47        $ 1,705        $ 135
                                                        =========     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                         380
                                                                                                                          ==========

                                                                                    AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                          ----------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                          -------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.........................................  $   267        $ 14        $ 150        $ 46        $   417        $  60
RMBS....................................................       34           5           15           3             49            8
CMBS....................................................       --           2            8           1              8            3
Hybrid and redeemable preferred securities..............       --          --           32           4             32            4
                                                          -------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities............  $   301        $ 21        $ 205        $ 54        $   506        $  75
                                                          =======     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position...............................................                                                                       167
                                                                                                                          ==========

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  1       $  --       $ --            1
Twelve months or greater......................................................           71          22          9           30
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 72       $  22       $  9           31
                                                                                       =====     =======     =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  5       $   1       $ --            3
Nine months or greater, but less than twelve months...........................            1          --         --            2
Twelve months or greater......................................................           73          43         13           42
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 79       $  44       $ 13           47
                                                                                       =====     =======     =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $60 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.



Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             -----------------------
                                              2013    2012     2011
                                             ------   ------  ------
Balance as of beginning-of-year...........   $  53    $  61    $ 47
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized.............       5        9      10
      Credit losses on securities for
        which an OTTI was
        previously recognized.............       4        5      11
   Decreases attributable to:
      Securities sold.....................     (15)     (22)     (7)
                                             ------   ------  ------
        Balance as of end-of-year.........   $  47    $  53    $ 61
                                             ======   ======  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 71% and 60% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                 ------------------
                                                  2013        2012
                                                 -----       ------
Current......................................    $ 521       $  423
Unamortized premium (discount)...............       --           --
                                                 -----       ------
   Total carrying value......................    $ 521       $  423
                                                 =====       ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



There were no impaired mortgage loans on real estate as of December 31, 2013 and 2012.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------     ---------
Less than 65%.....................................     $ 498         95.6%          2.15         $ 400          94.6%         1.86
65% to 74%........................................        13          2.5%          1.59            12           2.8%         1.50
75% to 100%.......................................        10          1.9%          0.61            11           2.6%         0.59
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............     $ 521        100.0%                       $ 423        100.0%
                                                     =========     =========                   ==========     ========



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     ------      ------     -------
Fixed maturity AFS
   securities...................     $ 377       $ 381      $  382
Mortgage loans on
   real estate..................        22          18          14
Policy loans....................        21          24          23
Commercial mortgage
   loan prepayment and
   bond make-whole
   premiums.....................         6           5           5
                                     ------      ------     -------
   Investment income............       426         428         424
Investment expense..............        (7)         (7)         (7)
                                     ------      ------     -------
   Net investment income........     $ 419       $ 421      $  417
                                     ======      ======     =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     -----      -------      ------
Fixed maturity AFS securities:
   Gross gains..................     $  1       $    1       $   2
   Gross losses.................      (10)         (17)        (31)
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds........       (2)          --           3
                                     -----      -------      ------
   Total realized gain (loss)
      related to certain
      investments...............     $(11)       $ (16)      $ (26)
                                     =====      =======      ======



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012        2011
                                      -----      ------      ------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
Corporate bonds...................    $ (3)      $  (6)      $  (2)
RMBS..............................      (4)         (3)        (14)
CMBS..............................      (2)         (5)         (8)
                                      -----      ------      ------
   Gross OTTI recognized in
      net income (loss)...........      (9)        (14)        (24)
   Associated amortization
      of DAC, VOBA, DSI,
      and DFEL....................       1           2           5
                                      -----      ------      ------
      Net OTTI recognized in
        net income (loss),
        pre-tax...................    $ (8)      $ (12)      $ (19)
                                      =====      ======      ======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  2       $  11       $   8
Change in DAC, VOBA,
   DSI and DFEL...................      --          (1)         (1)
                                      -----      ------      ------
   Net portion of OTTI
      recognized in OCI,
      pre-tax.....................    $  2       $  10       $   7
                                      =====      ======      ======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $29 million, which included $20 million of private placement securities and $9 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $284 million and $392 million, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $136 million and $184 million, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $808 million, or 10% of our invested assets portfolio and our investments in the food and beverage industry with a fair value of $428 million, or 5% of our invested assets portfolio. As of December 31, 2012 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million, or 10% of our invested assets portfolio and our investment securities in the CMO industry with a fair value of $500 million, or 6%, of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2013 and 2012, respectively.





--------------------------------------------------------------------------------
4. DERIVATIVE INSTRUMENTS


EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative guaranteed living benefits ("GLB") reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosure Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. DERIVATIVE INSTRUMENTS (CONTINUED)


Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                            AS OF DECEMBER 31, 2013                   AS OF DECEMBER 31, 2012
                                                     ------------------------------------       ------------------------------------
                                                     NOTIONAL            FAIR VALUE             NOTIONAL            FAIR VALUE
                                                                    ---------------------                      ---------------------
                                                      AMOUNTS        ASSET      LIABILITY        AMOUNTS        ASSET      LIABILITY
                                                     --------       ------      ---------       --------       ------      ---------
Reinsurance related(1)..........................       $ --          $  8         $ --            $ --          $ 9          $ --
GLB reserves(2).................................         --            36           --              --           --            --
GLB reserves(2).................................         --            --           36              --           --            51
                                                     --------       ------      ---------       --------       ------      ---------
   Total embedded derivative instruments........       $ --          $ 44         $ 36            $ --          $ 9          $ 51
                                                     ========       ======      =========       ========       ======      =========

-------------
(1)  Reported in reinsurance related embedded derivatives on our Balance
     Sheets.
(2)  Reported in other assets on our Balance Sheets.
(3)  Reported in other liabilities on our Balance Sheets.


The gains (losses) on embedded derivative instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                          2013      2012     2011
                                          -----    -----     ------
Reinsurance related(1).................   $  1      $ --     $  --
Other assets - GLB reserves(1).........    (88)       --        --
Other liabilities - GLB reserves(1)....     88        50       (77)

-------------
(1)  Reported in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).






BALANCE SHEET OFFSETTING

Information related to our embedded derivative instruments and the effects of offsetting on our Balance Sheets (in millions) were as follows as of December 31, 2013:

FINANCIAL ASSETS
Gross amount of recognized assets.......................     $ 44
Gross amounts offset....................................       --
                                                            -----
   Net amount of assets.................................       44
Gross amounts not offset:
   Financial instruments................................       --
    Cash collateral received............................       --
                                                            -----
      Net amount........................................     $ 44
                                                            =====
FINANCIAL LIABILITIES
Gross amount of recognized liabilities..................     $ 36
Gross amounts offset....................................       --
                                                            -----
   Net amount of liabilities............................       36
Gross amounts not offset:
    Cash collateral received............................       --
   Cash collateral pledged..............................       --
                                                            -----
      Net amount........................................     $ 36
                                                            =====




--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES
The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       ---------------------------
                                       2013       2012       2011
                                       -----      -----      -----
Current............................    $ 38       $ 11       $ 19
Deferred...........................      (1)        48         10
                                       -----      -----      -----
   Federal income tax expense
      (benefit)....................    $ 37       $ 59       $ 29
                                       =====      =====      =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. FEDERAL INCOME TAXES (CONTINUED)



A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                         2013        2012       2011
                                         -------    -------     ------
Tax rate times pre-tax income........    $ 45       $  54       $  (2)
Effect of:
   Separate account dividend
      received deduction.............      (6)         (5)         (5)
   Tax credits.......................      (1)         (1)         (1)
   Goodwill..........................      --          --          36
   Change in uncertain tax
      positions......................      --          (4)          1
   Other items.......................      (1)         15          --
                                         -------    -------     ------
      Federal income tax expense
         (benefit)...................    $ 37       $  59       $  29
                                         =======    =======     ======
Effective tax rate...................      29%         38%         NM
                                         =======    =======     ======

The effective tax rate is the ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $(6) million resulted in tax expense of $29 million in 2011, the effective tax rate was not meaningful. The benefit for tax credits is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
Current......................................     $  (48)    $   (30)
Deferred.....................................       (314)       (423)
                                                  -------    --------
   Total federal income tax asset
      (liability)............................     $ (362)    $  (453)
                                                  =======    ========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds.....................     $   27     $    36
Investments..................................         --           4
Guarantee assessments........................         --           6
Other........................................          2           1
                                                  -------    --------
Total deferred tax assets....................         29          47
                                                  -------    --------
DEFERRED TAX LIABILITIES
DAC..........................................        123          95
VOBA.........................................         67          51
Net unrealized gain on AFS securities........        134         307
Investments..................................          2          --
Other........................................         17          17
                                                  -------    --------
   Total deferred tax liabilities............        343         470
                                                  -------    --------
      Net deferred tax asset (liability).....     $ (314)    $  (423)
                                                  =======    ========



Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $1 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                      FOR THE
                                                    YEARS ENDED
                                                   DECEMBER 31,
                                                ------------------
                                                 2013        2012
                                                -----       ------
Balance as of beginning-of-year...............   $ 8        $  22
   Decreases for prior year tax positions.....    --          (12)
   Decreases for lapse of statute of
      limitations.............................    --           (2)
                                                -----       ------
      Balance as of end-of-year...............   $ 8        $   8
                                                =====       ======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(3) million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2013 and 2012.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
6. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                        --------------------------
                                        2013      2012       2011
                                        ------    ------    ------
Balance as of beginning-of-year.....    $ 304     $ 321     $ 339
   Deferrals........................       80        68        68
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................      (45)      (42)      (37)
      Unlocking.....................        4        (7)       (1)
   Adjustment related to realized
      (gains) losses................       (3)       (3)        2
   Adjustment related to
      unrealized (gains) losses.....       53       (33)      (50)
                                        ------    ------    ------
        Balance as of end-of-year...    $ 393     $ 304     $ 321
                                        ======    ======    ======

Changes in VOBA (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       -------    ------    ------
Balance as of beginning-of-year.....    $ 148     $ 200     $ 319
   Deferrals........................        1        --         1
   Amortization:
      Amortization, excluding
        unlocking...................      (31)      (41)      (51)
      Unlocking.....................      (36)       (6)      (22)
   Accretion of interest(1).........       15        17        20
   Adjustment related to
      unrealized (gains) losses.....       96       (22)      (67)
                                       -------    ------    ------
        Balance as of end-of-year...    $ 193     $ 148     $ 200
                                       =======    ======    ======

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.




Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $21
2015.........................................   19
2016.........................................   18
2017.........................................   17
2018.........................................   16

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       --------------------------
                                       2013       2012      2011
                                       -----     ------     -----
Balance as of beginning-of-year.....    $ 9       $ 12      $ 13
   Deferrals........................      1          1         1
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (1)        (2)       (2)
   Adjustment related to
      unrealized (gains) losses.....      2         (2)       --
                                       -----     ------     -----
        Balance as of end-of-year...    $11       $  9      $ 12
                                       =====     ======     =====

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       ------     -----     ------
Balance as of beginning-of-year.....   $  74      $ 82      $ 101
   Deferrals........................      26        29         40
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (12)      (15)       (11)
      Unlocking.....................      (2)       (6)        (6)
   Adjustment related to
      unrealized (gains) losses.....      40       (16)       (42)
                                       ------     -----     ------
        Balance as of end-of-year...   $ 126      $ 74      $  82
                                       ======     =====     ======


--------------------------------------------------------------------------------
7. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                       2013       2012      2011
                                      -------    -------   -------
Direct insurance premiums
   and fee income..................   $  605     $  578    $  552
Reinsurance ceded..................     (181)      (164)     (159)
                                      -------    -------   -------
   Total insurance premiums
      and fee income...............   $  424     $  414    $  393
                                      =======    =======   =======
Direct insurance benefits..........   $  541     $  472    $  458
Reinsurance recoveries netted
   against benefits................     (249)      (207)     (184)
                                      -------    -------   -------
   Total benefits..................   $  292     $  265    $  274
                                      =======    =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued non-term life insurance contracts and 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $4 million.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. REINSURANCE (CONTINUED)


Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $442 million and $536 million as of December 31, 2013 and 2012. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.



--------------------------------------------------------------------------------
8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS


The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR       OF-YEAR      IMPAIRMENT       OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR        OF-YEAR      IMPAIRMENT      OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013 and 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................      $7           $2            $7           $2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2013.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
9. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................    $  3,102    $  2,427
Net amount at risk(1).......................           3          14
Average attained age of contract
   holders..................................    57 YEARS    56 years
MINIMUM RETURN
Average attained age of contract
   holders..................................    81 YEARS    80 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................    $  1,174    $    990
Net amount at risk(1).......................           8          78
Average attained age of contract
   holders..................................    67 YEARS    66 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ---------------------
                                               2013    2012   2011
                                              -----   -----   -----
Balance as of beginning-of-year............    $  2    $ 2    $  1
   Changes in reserves.....................      --      1       3
   Benefits paid...........................      --     (1)     (2)
                                              -----   -----   -----
        Balance as of end-of-year..........    $  2    $ 2    $  2
                                              =====   =====   =====

VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                               ----------------------
                                                 2013        2012
                                               ----------  ----------
ASSET TYPE
Domestic equity............................    $ 1,452     $ 1,113
International equity.......................        634         500
Bonds......................................        899         728
Money market...............................        409         264
                                               ----------  ----------
   Total...................................    $ 3,394     $ 2,605
                                               ==========  ==========
Percent of total variable annuity
   separate account values.................         91%         90%

SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 23% of total life insurance in-force reserves as of December 31, 2013, and 40% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
10. CONTINGENCIES AND COMMITMENTS



CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
10. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LLANY's ultimate parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

COMMITMENTS

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2013, approximately 97% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments of $1 million and $17 million as of December 31, 2013 and 2012, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
11. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ------------------------------
                                                                                                       2013       2012       2011
                                                                                                      -------    -------    --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  341     $  258     $    72
   Unrealized holding gains (losses) arising during the year......................................      (508)       226         366
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds.............       186       (139)        (94)
   Income tax benefit (expense)...................................................................       113        (14)       (103)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)................        (9)       (16)        (29)
      Associated amortization of DAC, VOBA, DSI and DFEL..........................................        (2)        --           3
      Income tax benefit (expense)................................................................         4          6           9
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $  139     $  341     $   258
                                                                                                      =======    =======    ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  (10)    $   (9)    $   (11)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year...................................................        (2)       (11)         (8)
   Change in DAC, VOBA, DSI and DFEL..............................................................        --          1           1
   Income tax benefit (expense)...................................................................         1          3           3
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities.......................................         7         13          12
   Change in DAC, VOBA, DSI and DFEL..............................................................        (1)        (3)         (3)
   Income tax benefit (expense)...................................................................        (2)        (4)         (3)
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $   (7)    $  (10)    $    (9)
                                                                                                      =======    =======    ========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year...................................................................    $    1     $    1     $     1
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $    1     $    1     $     1
                                                                                                      =======    =======    ========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification.....................................     $ (9)     Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL.........       (2)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....      (11)     Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................        4      Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $ (7)     Net income (loss)
                                                                =====
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification.....................................     $  7      Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL..........................       (1)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....        6      Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................       (2)     Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $  4      Net income (loss)
                                                                =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
12. REALIZED GAIN (LOSS)


Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                              -----------------------
                                              2013     2012     2011
                                              ------   ------  ------
Total realized gain (loss) related to
   certain investments(1)..................   $ (11)   $ (16)  $ (26)
Variable annuity net derivatives
   results:(2)
   Gross gain (loss).......................      (3)      (1)     --
   Associated amortization of DAC,
      VOBA, DSI and DFEL...................      (1)      (2)     (1)
                                              ------   ------  ------
         Total realized gain (loss)........   $ (15)   $ (19)  $ (27)
                                              ======   ======  ======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products.



--------------------------------------------------------------------------------
13. COMMISSIONS AND OTHER EXPENSES


Details underlying commissions and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ---------------------------
                                       2013       2012       2011
                                      -----      -----      -----
Commissions.....................      $  97      $  82      $  80
General and administrative
   expenses.....................         78         79         68
DAC and VOBA deferrals
   and interest, net of
   amortization.................         12         11         22
Taxes, licenses and fees........         17         19         36
                                      -----      -----      -----
      Total.....................      $ 204      $ 191      $ 206
                                      =====      =====      =====






--------------------------------------------------------------------------------
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.



--------------------------------------------------------------------------------
15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under
Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $3 million, $3 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $3 million and $2 million as of December 31, 2013 and 2012, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2013, 2012 and 2011.

DEFERRED COMPENSATION PLANS FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of LNL's contributions are calculated and made in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2013, 2012 and 2011.



--------------------------------------------------------------------------------
16. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2013, 2012, and 2011.



--------------------------------------------------------------------------------
17. STATUTORY INFORMATION AND RESTRICTIONS


We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
17. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)


We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
U.S. capital and surplus......................     $713         $648

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             ----------------------
                                              2013   2012    2011
                                             ------  -----  -------
U.S. net gain (loss) from operations,
   after-tax...............................  $ 166   $ 82   $  (99)
U.S. net income (loss).....................    161     74     (121)
U.S. dividends to LNL......................     --     --       73

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----        -----
Calculation of reserves using
   continuous CARVM...........................     $(2)         $(2)
Conservative valuation rate on certain
   annuities..................................      (1)          (1)



During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts the Company, notwithstanding that the Company discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $71 million in 2014 without New York Department of Insurance approval.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
18. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                                  AS OF DECEMBER 31,
                                                                                  --------------------------------------------------
                                                                                           2013                       2012
                                                                                  -----------------------    -----------------------
                                                                                   CARRYING       FAIR       CARRYING       FAIR
                                                                                     VALUE        VALUE        VALUE        VALUE
                                                                                  ----------    ---------    ---------    ----------
ASSETS
Investments:
AFS securities:
   Fixed maturity securities...................................................    $  7,259     $  7,259     $  7,580     $   7,580
   Equity securities...........................................................          --           --            3             3
Mortgage loans on real estate..................................................         521          511          423           448
Cash and invested cash.........................................................          10           10           54            54
Reinsurance related embedded derivatives.......................................           8            8            9             9
Other assets - GLB reserves embedded derivatives(1)............................          36           36           --            --
Separate account assets........................................................       4,099        4,099        3,195         3,195
LIABILITIES
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.........................         (54)         (54)         (65)          (65)
   Account values of certain investment contracts..............................      (1,385)      (1,440)      (1,374)       (1,570)
Short-term debt................................................................         (11)         (11)          --            --
Other liabilities - GLB reserves embedded derivatives(1).......................         (36)         (36)         (51)          (51)
BENEFIT PLANS' ASSETS(3).......................................................                       --                         --

-------------
(1)  GLB reserves embedded derivatives are fully ceded to LNL.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.



OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                             AS OF DECEMBER 31, 2013
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,161         $  73        $  6,239
      U.S. government bonds.............................................          31                1            --              32
      Foreign government bonds..........................................          --               43             2              45
      RMBS..............................................................          --              484            --             484
      CMBS..............................................................          --               47             2              49
      CLOs..............................................................          --                7            11              18
      State and municipal bonds.........................................          --              298            --             298
      Hybrid and redeemable preferred securities........................          --               93             1              94
Cash and invested cash..................................................          --               10            --              10
Separate account assets.................................................          78            4,021            --           4,099
Reinsurance related embedded derivatives................................          --                8            --               8
Other assets - GLB reserves embedded derivatives........................          --               --            36              36
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 114        $  11,173         $ 125        $ 11,412
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (36)       $    (36)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (36)       $    (36)
                                                                            ===========    ===========   ==============    =========

                                                                                             AS OF DECEMBER 31, 2012
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,192         $  83        $  6,280
      U.S. government bonds.............................................          34                2            --              36
      Foreign government bonds..........................................          --               52            --              52
      RMBS..............................................................          --              670            --             670
      CMBS..............................................................          --               75             3              78
      CLOs..............................................................          --                9             6              15
      State and municipal bonds.........................................          --              341            --             341
      Hybrid and redeemable preferred securities........................          --              104             4             108
   Equity AFS securities................................................           3               --            --               3
Cash and invested cash..................................................          --               54            --              54
Reinsurance related embedded derivatives................................          --                9            --               9
Separate account assets.................................................          68            3,127            --           3,195
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 110        $  10,635         $  96        $ 10,841
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (51)       $    (51)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (51)       $    (51)
                                                                            ===========    ===========   ==============    =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.




                                                                               FOR THE YEAR ENDED DECEMBER 31, 2013
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET       NET(1)(2)     VALUE
                                                              ----------   --------    --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................      $  83        $   4       $ 3          $ 4          $ (21)     $  73
     Foreign government bonds.............................         --           --        --            2             --          2
     CMBS.................................................          3           --        --           (1)            --          2
     CLOs.................................................          6           --        --            5             --         11
     Hybrid and redeemable preferred securities...........          4           --        (1)          (2)            --          1
Other assets - GLB reserves embedded derivatives(4).......         51          (87)       --           --             72         36
Other liabilities - GLB reserves embedded derivatives(4)..        (51)          87        --           --            (72)       (36)
                                                              ----------   --------    --------   ------------   ---------   -------
        Total, net........................................      $  96        $   4       $ 2          $ 8          $ (21)     $  89
                                                              ==========   ========    ========   ============   =========   =======

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2012
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                              ----------   ---------   --------   ------------   ---------   -------
Investments:((3))
   Fixed maturity AFS securities:
     Corporate bonds........................................    $  140       $  4        $ (2)        $(5)         $ (54)     $  83
     U.S. government bonds..................................         1         --          --          (1)            --         --
     RMBS...................................................         2         --          --          (1)            (1)        --
     CMBS...................................................         4         (1)          1          --             (1)         3
     CLOs...................................................         3         --          --           6             (3)         6
     Hybrid and redeemable preferred securities.............        10         --           1          --             (7)         4
Other liabilities - GLB reserves embedded derivatives((4))..      (101)        50          --          --             --        (51)
                                                              ----------   ---------   --------   ------------   ---------   -------
        Total, net..........................................    $   59       $ 53        $ --         $(1)         $ (66)     $  45
                                                              ==========   =========   ========   ============   =========   =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                                                                  PURCHASES,
                                                                                        GAINS     ISSUANCES,    TRANSFERS
                                                                            ITEMS     (LOSSES)      SALES,        IN OR
                                                                          INCLUDED       IN       MATURITIES,      OUT
                                                              BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                             ----------   ---------   --------   ------------   ---------   --------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................     $  139       $   3       $  1        $  (7)        $  4      $   140
     U.S. government bonds................................          1          --         --           --           --            1
     Foreign government bonds.............................          1          --         --           --           (1)          --
     RMBS.................................................          2          --         --           --           --            2
     CMBS.................................................         15         (10)        13          (14)          --            4
     CLOs.................................................          3          --         --           --           --            3
     Hybrid and redeemable preferred securities...........          4          --          3           (6)           9           10
Other liabilities - GLB reserves embedded
   derivatives((4)).......................................        (24)        (77)        --           --           --         (101)
                                                             ----------   ---------   --------   ------------   ---------   --------
        Total, net........................................     $  141       $ (84)      $ 17        $ (27)        $ 12      $    59
                                                             ==========   =========   ========   ============   =========   ========

--------------
(1) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(2) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Balance Sheets.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2013
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ 19        $ --        $ (13)           $(2)        $ --       $  4
     Foreign government bonds............................         2          --           --             --           --          2
     CMBS................................................        --          --           --             (1)          --         (1)
     CLOs................................................         5          --           --             --           --          5
     Hybrid and redeemable preferred securities..........        --          (2)          --             --           --         (2)
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $ 26        $ (2)       $ (13)           $(3)        $ --       $  8
                                                            ==========     =====     ==========     ============    =====     ======

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2012
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ --        $ --         $ --            $(3)        $ (2)      $ (5)
     U.S. government bonds...............................        --          --           --             (1)          --         (1)
     RMBS................................................        --          --           (1)            --           --         (1)
     CLOs................................................         6          --           --             --           --          6
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $  6        $ --         $ (1)           $(4)        $ (2)      $ (1)
                                                            ==========     =====     ==========     ============    =====     ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                              ISSUANCES     SALES    MATURITIES      SETTLEMENTS     CALLS     TOTAL
                                                             ----------    ------    -----------    ------------     -----    ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds......................................      $ 14       $  (6)        $(6)          $   (8)       $ (1)    $  (7)
     CMBS.................................................        --         (12)         --               (2)         --       (14)
     Hybrid and redeemable preferred securities...........        --          (6)         --               --          --        (6)
                                                             ----------    ------    -----------    ------------     -----    ------
        Total, net........................................      $ 14       $ (24)        $(6)          $  (10)       $ (1)    $ (27)
                                                             ==========    ======    ===========    ============     =====    ======



The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013     2012    2011
                                           -------   -----   ------
Other assets - GLB reserves
   embedded derivatives(1)..............   $ (100)   $ --    $  --
Other liabilities - GLB reserves
   embedded derivatives(1)..............      100      58      (69)

--------------
(1)  Included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 8         $ (29)     $ (21)
      Hybrid and redeemable
         preferred securities........       1            (1)        --
                                       ----------   ----------   ------
         Total, net..................     $ 9         $ (30)     $ (21)
                                       ==========   ==========   ======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $  2        $ (56)     $ (54)
      RMBS...........................       --           (1)        (1)
      CMBS...........................       --           (1)        (1)
      CLOs...........................       --           (3)        (3)
      Hybrid and redeemable
         preferred securities........        3          (10)        (7)
                                       ----------   ----------   ------
         Total, net..................     $  5        $ (71)     $ (66)
                                       ==========   ==========   ======


                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 24        $ (20)      $  4
      Foreign government
         bonds.......................       --           (1)        (1)
      Hybrid and redeemable
         preferred securities........        9           --          9
                                       ----------   ----------   ------
         Total, net..................     $ 33        $ (21)      $ 12
                                       ==========   ==========   ======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and hybrid and redeemable preferred securities transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                        FAIR            VALUATION                        SIGNIFICANT                 ASSUMPTION OR
                                        VALUE           TECHNIQUE                    UNOBSERVABLE INPUTS             INPUT RANGES
                                       -------  -------------------------  --------------------------------------  ----------------
ASSETS
Investments:
   Fixed maturity AFS securities:
         Corporate bonds.............  $   66   Discounted cash flow       Liquidity/duration adjustment(1)        1.6% - 8.8%
         Foreign government bonds....       2   Discounted cash flow       Liquidity/duration adjustment(1)        3.4%
Other assets - GLB reserves
   embedded derivatives..............      36   Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%
LIABILITIES
Other liabilities - GLB reserves
   embedded derivatives..............     (36)  Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contractor holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.



As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
19. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer- plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and


    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         -------   -------   ------
REVENUES
Operating revenues:
   Annuities........................     $  127    $  119    $ 115
   Retirement Plan Services.........         60        57       56
   Life Insurance...................        561       577      555
   Group Protection.................         95        82       73
   Other Operations.................          6         4       16
Excluded realized
   gain (loss), pre-tax.............        (21)      (23)     (32)
                                         -------   -------   ------
   Total revenues...................     $  828    $  816    $ 783
                                         =======   =======   ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
19. SEGMENT INFORMATION (CONTINUED)



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013     2012      2011
                                         ------    ------   -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities........................     $  34     $  24    $   22
   Retirement Plan Services.........         4         3         4
   Life Insurance...................        61        94        62
   Group Protection.................        (1)       (4)        1
   Other Operations.................         7        (8)       (1)
Excluded realized
   gain (loss), after-tax...........       (14)      (15)      (21)
Impairment of intangibles,
   after-tax........................        --        --      (102)
                                         ------    ------   -------
   Net income (loss)................     $  91     $  94    $  (35)
                                         ======    ======   =======

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         ------    ------    -----
NET INVESTMENT INCOME
Annuities...........................     $   59    $   63    $  66
Retirement Plan Services............         55        52       51
Life Insurance......................        291       294      278
Group Protection....................          8         8        6
Other Operations....................          6         4       16
                                         ------    ------    -----
   Total net investment income......     $  419    $  421    $ 417
                                         ======    ======    =====

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         -----      ----      ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities...........................      $ 13      $ 13      $ 14
Retirement Plan Services............        --         1         1
Life Insurance......................        77        63        74
Group Protection....................         3         2         2
                                         -----      ----      ----
   Total amortization of DAC and
      VOBA, net of interest.........      $ 93      $ 79      $ 91
                                         =====      ====      ====



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         ------     -----     -----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................      $ 10      $  7      $  6
Retirement Plan Services............         1         1         2
Life Insurance......................        32        48        32
Group Protection....................        (1)       (1)        1
Other Operations....................         2        11        (1)
Excluded realized gain (loss).......        (7)       (7)      (11)
                                         ------     -----     -----
   Total federal income tax
      expense (benefit).............      $ 37      $ 59      $ 29
                                         ======     =====     =====

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013        2012
                                               ---------   ---------
ASSETS
Annuities...................................   $   4,651   $   4,130
Retirement Plan Services....................       1,674       1,595
Life Insurance..............................       7,010       6,889
Group Protection............................         175         151
Other Operations............................         154         160
                                               ---------   ---------
   Total assets.............................   $  13,664   $  12,925
                                               =========   =========




--------------------------------------------------------------------------------
20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012     2011
                                            -----    ----    -----
Income taxes paid (received)............     $18      $8       $17


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                                       AS OF DECEMBER 31,
                                                      -------------------
                                                      2013           2012
                                                      -----         -----
Assets with affiliates:
   Service agreement receivable(1)...............     $ (4)          $ 10
   Ceded reinsurance contracts(2)................       (5)            73
   Ceded reinsurance contracts(3)................        8              9
Liabilities with affiliates:
   Ceded reinsurance contracts(4)................        7             --

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                           2013     2012      2011
                                          ------    ------    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(5)........    $ (16)    $ (14)    $(17)
   Fees for management of
      general account(6)..............       (6)       (6)      --
   Realized gains (losses) on ceded
      reinsurance contracts:(7)
      GLB reserves embedded
         derivatives..................      (86)       --       --
      Other gains (losses)............       82        --       --
Benefits and expenses with
   affiliates:
   Service agreement
      payments(7).....................       74        74       65

--------------
(1)   Reported in other assets on our Balance Sheets.
(2)   Reported in reinsurance recoverables on our Balance Sheets.
(3)   Reported in reinsurance related embedded derivatives on our Balance
      Sheets.
(4)   Reported in other liabilities on our Balance Sheets.
(5)   Reported in insurance premiums on our Statements of Comprehensive Income
      (Loss).
(6) Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(7) Reported in net investment income on our Statements of Comprehensive Income (Loss).
(8) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).



SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. ("LNBAR"). As discussed in Note 6, we cede the change in the GLB Reserves Embedded Derivatives to LNBAR.

    LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                         MORTALITY &
                                                                                                         EXPENSE
                                                                          CONTRACT                       GUARANTEE
                                                                          PURCHASES                      CHARGES
                                                                          DUE FROM                       PAYABLE TO
                                                                          LINCOLN LIFE &                 LINCOLN LIFE &
                                                                          ANNUITY                        ANNUITY
                                                                          COMPANY                        COMPANY
SUBACCOUNT                                                   INVESTMENTS  OF NEW YORK      TOTAL ASSETS  OF NEW YORK      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $ 1,117,915     $    --      $  1,117,915       $  18       $ 1,117,897
ABVPSF Growth and Income Class A                               1,194,668         153         1,194,821          20         1,194,801
ABVPSF International Value Class A                               633,068          --           633,068           7           633,061
ABVPSF Large Cap Growth Class A                                  137,513          --           137,513           2           137,511
ABVPSF Small/Mid Cap Value Class A                             1,104,550          --         1,104,550          16         1,104,534
American Century VP Inflation Protection Class I                 694,109          --           694,109          11           694,098
American Funds Global Growth Class 2                           2,100,255         108         2,100,363          29         2,100,334
American Funds Global Small Capitalization Class 2             2,473,384          37         2,473,421          36         2,473,385
American Funds Growth Class 2                                  7,621,823       1,837         7,623,660         112         7,623,548
American Funds Growth-Income Class 2                           6,122,837       1,695         6,124,532          79         6,124,453
American Funds International Class 2                           4,317,251          44         4,317,295          60         4,317,235
BlackRock Global Allocation V.I. Class I                       2,494,465         323         2,494,788          34         2,494,754
Delaware VIP Diversified Income Standard Class                 1,655,095          37         1,655,132          24         1,655,108
Delaware VIP Emerging Markets Standard Class                   2,486,652          --         2,486,652          36         2,486,616
Delaware VIP High Yield Standard Class                         1,272,485          --         1,272,485          20         1,272,465
Delaware VIP Limited-Term Diversified Income
   Standard Class                                                828,785         148           828,933           9           828,924
Delaware VIP REIT Standard Class                               1,338,311       1,677         1,339,988          20         1,339,968
Delaware VIP Small Cap Value Standard Class                    2,176,719          --         2,176,719          30         2,176,689
Delaware VIP Smid Cap Growth Standard Class                    1,462,219          62         1,462,281          19         1,462,262
Delaware VIP U.S. Growth Standard Class                          592,706          30           592,736           7           592,729
Delaware VIP Value Standard Class                              1,277,653          --         1,277,653          21         1,277,632
DWS Alternative Asset Allocation VIP Class A                     159,484          --           159,484           1           159,483
DWS Equity 500 Index VIP Class A                               2,787,184          --         2,787,184          39         2,787,145
DWS Small Cap Index VIP Class A                                1,084,477          --         1,084,477          13         1,084,464
Fidelity VIP Asset Manager Initial Class                         188,423          --           188,423           3           188,420
Fidelity VIP Contrafund Service Class                          2,697,244          --         2,697,244          41         2,697,203
Fidelity VIP Equity-Income Initial Class                         106,738          --           106,738           2           106,736
Fidelity VIP Equity-Income Service Class                         292,492          --           292,492           5           292,487
Fidelity VIP Growth Service Class                                844,823          --           844,823          13           844,810
Fidelity VIP Growth Opportunities Service Class                  135,529          --           135,529           2           135,527
Fidelity VIP High Income Service Class                            69,098       1,621            70,719           1            70,718
Fidelity VIP Investment Grade Bond Initial Class                 175,212          --           175,212           3           175,209
Fidelity VIP Mid Cap Service Class                             1,033,266          --         1,033,266          12         1,033,254
Fidelity VIP Overseas Service Class                              309,538          --           309,538           4           309,534
FTVIPT Franklin Income Securities Class 1                      1,238,704          --         1,238,704          16         1,238,688
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1          577,888          --           577,888          10           577,878
FTVIPT Mutual Shares Securities Class 1                          933,278          52           933,330          10           933,320
FTVIPT Templeton Foreign Securities Class 1                      289,507          --           289,507           4           289,503
FTVIPT Templeton Foreign Securities Class 2                      128,584          --           128,584           1           128,583
FTVIPT Templeton Global Bond Securities Class 1                  840,768          --           840,768          14           840,754
FTVIPT Templeton Growth Securities Class 1                       421,767          --           421,767           7           421,760
FTVIPT Templeton Growth Securities Class 2                        52,870          --            52,870           1            52,869
Invesco V.I. American Franchise Series I                         703,073          --           703,073          10           703,063
Invesco V.I. Core Equity Series I                              1,194,323       3,242         1,197,565          14         1,197,551
Invesco V.I. Diversified Income Series I                         158,851          --           158,851           2           158,849
Invesco V.I. International Growth Series I                       519,833          --           519,833           6           519,827
Janus Aspen Balanced Institutional Class                         180,523          --           180,523           2           180,521
Janus Aspen Balanced Service Class                               326,709          --           326,709           6           326,703
Janus Aspen Enterprise Service Class                             125,176          --           125,176           2           125,174
Janus Aspen Global Research Institutional Class                  369,237       1,621           370,858           4           370,854
Janus Aspen Global Research Service Class                         49,343          --            49,343           1            49,342
Janus Aspen Global Technology Service Class                       13,254          --            13,254          --            13,254





See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

DECEMBER 31, 2013



                                                                                                         MORTALITY &
                                                                                                         EXPENSE
                                                                          CONTRACT                       GUARANTEE
                                                                          PURCHASES                      CHARGES
                                                                          DUE FROM                       PAYABLE TO
                                                                          LINCOLN LIFE &                 LINCOLN LIFE &
                                                                          ANNUITY                        ANNUITY
                                                                          COMPANY                        COMPANY
SUBACCOUNT                                                   INVESTMENTS  OF NEW YORK      TOTAL ASSETS  OF NEW YORK      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Standard Class               $   232,610     $    --      $    232,610       $   3       $   232,607
LVIP Baron Growth Opportunities Service Class                    629,164          --           629,164           7           629,157
LVIP BlackRock Emerging Markets RPM Standard Class                96,372          --            96,372          --            96,372
LVIP BlackRock Equity Dividend RPM Standard Class                414,216          --           414,216           6           414,210
LVIP BlackRock Inflation Protected Bond Standard Class           570,023          --           570,023           5           570,018
LVIP Capital Growth Standard Class                               352,049          65           352,114           3           352,111
LVIP Clarion Global Real Estate Standard Class                   522,449          --           522,449           8           522,441
LVIP Columbia Small-Mid Cap Growth RPM Standard Class             24,421          --            24,421          --            24,421
LVIP Delaware Bond Standard Class                              3,799,283       1,974         3,801,257          49         3,801,208
LVIP Delaware Diversified Floating Rate Standard Class           331,674          --           331,674           3           331,671
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                                562,707          --           562,707           9           562,698
LVIP Delaware Growth and Income Standard Class                   236,263          --           236,263           4           236,259
LVIP Delaware Social Awareness Standard Class                    333,916          --           333,916           6           333,910
LVIP Delaware Special Opportunities Standard Class               170,390          --           170,390           1           170,389
LVIP Dimensional Non-U.S. Equity RPM Standard Class              147,512          --           147,512           2           147,510
LVIP Dimensional U.S. Equity RPM Standard Class                  266,132          --           266,132           4           266,128
LVIP Dimensional/Vanguard Total Bond Standard Class              226,423          --           226,423           3           226,420
LVIP Global Income Standard Class                                509,613          --           509,613           5           509,608
LVIP JPMorgan High Yield Standard Class                          490,909          --           490,909           7           490,902
LVIP JPMorgan Mid Cap Value RPM Standard Class                   234,287          --           234,287           3           234,284
LVIP Managed Risk Profile 2020 Standard Class                    119,698          --           119,698           2           119,696
LVIP Managed Risk Profile 2030 Standard Class                    213,822          --           213,822           3           213,819
LVIP Managed Risk Profile 2040 Standard Class                    106,135          --           106,135           2           106,133
LVIP Managed Risk Profile Conservative Standard Class            270,627          --           270,627           2           270,625
LVIP Managed Risk Profile Growth Standard Class                2,941,948          --         2,941,948          41         2,941,907
LVIP Managed Risk Profile Moderate Standard Class              3,073,173          --         3,073,173          40         3,073,133
LVIP MFS International Growth Standard Class                     281,616          --           281,616           3           281,613
LVIP MFS Value Standard Class                                  1,336,446          96         1,336,542          15         1,336,527
LVIP Mid-Cap Value Standard Class                                163,005          --           163,005           2           163,003
LVIP Mondrian International Value Standard Class                 793,025          --           793,025          12           793,013
LVIP Money Market Standard Class                               7,792,472          12         7,792,484         122         7,792,362
LVIP SSgA Bond Index Standard Class                              404,283          --           404,283           4           404,279
LVIP SSgA Conservative Index Allocation Standard Class           173,446          --           173,446           2           173,444
LVIP SSgA Conservative Structured Allocation
   Standard Class                                                  3,993          --             3,993          --             3,993
LVIP SSgA Developed International 150 Standard Class              29,741          --            29,741          --            29,741
LVIP SSgA Emerging Markets 100 Standard Class                    202,306         351           202,657           2           202,655
LVIP SSgA Global Tactical Allocation RPM Standard Class          785,012          --           785,012          10           785,002
LVIP SSgA International Index Standard Class                      56,921          --            56,921           1            56,920
LVIP SSgA Large Cap 100 Standard Class                           371,749          --           371,749           2           371,747
LVIP SSgA Moderate Index Allocation Standard Class               322,535          --           322,535           5           322,530
LVIP SSgA Moderate Structured Allocation Standard Class          480,367          --           480,367           5           480,362
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                                187,503          --           187,503           2           187,501
LVIP SSgA Moderately Aggressive Structured Allocation
   Standard Class                                                482,148          --           482,148           6           482,142
LVIP SSgA S&P 500 Index Standard Class                         1,374,747          --         1,374,747          16         1,374,731
LVIP SSgA Small-Cap Index Standard Class                         211,637          --           211,637           3           211,634
LVIP SSgA Small-Mid Cap 200 Standard Class                       161,631          56           161,687           1           161,686
LVIP T. Rowe Price Growth Stock Standard Class                   372,059          --           372,059           5           372,054
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                                576,541          --           576,541           8           576,533





See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

DECEMBER 31, 2013



                                                                                                        MORTALITY &
                                                                                                        EXPENSE
                                                                         CONTRACT                       GUARANTEE
                                                                         PURCHASES                      CHARGES
                                                                         DUE FROM                       PAYABLE TO
                                                                         LINCOLN LIFE &                 LINCOLN LIFE &
                                                                         ANNUITY                        ANNUITY
                                                                         COMPANY                        COMPANY
SUBACCOUNT                                                 INVESTMENTS   OF NEW YORK      TOTAL ASSETS  OF NEW YORK      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM Standard Class                   $   128,182      $    --      $    128,182       $   2       $   128,180
LVIP UBS Large Cap Growth RPM Standard Class                   231,006           --           231,006           3           231,003
LVIP Vanguard Domestic Equity ETF Standard Class                49,389           84            49,473           1            49,472
LVIP Vanguard International Equity ETF Standard Class          146,445           28           146,473           2           146,471
M Capital Appreciation                                           3,579           --             3,579          --             3,579
M International Equity                                           5,160           --             5,160          --             5,160
M Large Cap Growth                                               7,485           --             7,485          --             7,485
M Large Cap Value                                                7,265           --             7,265          --             7,265
MFS VIT Core Equity Initial Class                                4,493           --             4,493          --             4,493
MFS VIT Growth Initial Class                                   813,119        1,621           814,740          10           814,730
MFS VIT Total Return Initial Class                           1,360,353           --         1,360,353          18         1,360,335
MFS VIT Utilities Initial Class                              1,224,793        1,944         1,226,737          18         1,226,719
NB AMT Large Cap Value I Class                                 152,975           --           152,975           1           152,974
NB AMT Mid Cap Growth I Class                                1,434,505           --         1,434,505          19         1,434,486
NB AMT Mid Cap Intrinsic Value I Class                         410,253           --           410,253           6           410,247
PIMCO VIT CommodityRealReturn Strategy
   Administrative Class                                        749,510           --           749,510           9           749,501
Putnam VT Global Health Care Class IB                          102,146           --           102,146           2           102,144
Putnam VT Growth & Income Class IB                              25,489           --            25,489          --            25,489



See accompanying notes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                     DIVIDENDS
                                                                     FROM        MORTALITY AND       NET            NET REALIZED
                                                                     INVESTMENT  EXPENSE             INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                           INCOME      GUARANTEE CHARGES   INCOME (LOSS)  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                $   2,508       $   (5,416)      $   (2,908)     $    3,622
ABVPSF Growth and Income Class A                                        12,069           (5,839)           6,230          16,868
ABVPSF International Value Class A                                      35,601           (2,403)          33,198           1,209
ABVPSF Large Cap Growth Class A                                             93             (704)            (611)         10,547
ABVPSF Small/Mid Cap Value Class A                                       5,438           (4,675)             763          39,716
American Century VP Inflation Protection Class I                        12,699           (4,004)           8,695           7,454
American Funds Global Growth Class 2                                    23,294           (8,951)          14,343          28,401
American Funds Global Small Capitalization Class 2                      18,597          (11,381)           7,216          21,011
American Funds Growth Class 2                                           63,027          (35,433)          27,594         181,075
American Funds Growth-Income Class 2                                    73,640          (25,647)          47,993         148,511
American Funds International Class 2                                    53,071          (19,558)          33,513          50,154
BlackRock Global Allocation V.I. Class I                                27,576          (10,730)          16,846          21,419
Delaware VIP Diversified Income Standard Class                          36,236           (8,764)          27,472           5,996
Delaware VIP Emerging Markets Standard Class                            37,071          (12,028)          25,043          23,112
Delaware VIP High Yield Standard Class                                  89,509           (7,174)          82,335          13,062
Delaware VIP Limited-Term Diversified Income Standard Class             10,536           (3,168)           7,368          (3,137)
Delaware VIP REIT Standard Class                                        20,418           (7,730)          12,688          43,335
Delaware VIP Small Cap Value Standard Class                             12,141           (8,978)           3,163          51,494
Delaware VIP Smid Cap Growth Standard Class                                269           (5,585)          (5,316)         38,777
Delaware VIP U.S. Growth Standard Class                                  1,669           (2,525)            (856)         32,301
Delaware VIP Value Standard Class                                       20,366           (7,161)          13,205          74,374
DWS Alternative Asset Allocation VIP Class A                               852             (251)             601              87
DWS Equity 500 Index VIP Class A                                        44,190          (12,879)          31,311         123,967
DWS Small Cap Index VIP Class A                                         15,835           (4,421)          11,414          70,374
Fidelity VIP Asset Manager Initial Class                                 2,841           (1,023)           1,818           1,716
Fidelity VIP Contrafund Service Class                                   23,951          (13,387)          10,564          90,212
Fidelity VIP Equity-Income Initial Class                                 2,483             (577)           1,906           5,195
Fidelity VIP Equity-Income Service Class                                 6,572           (1,701)           4,871           3,843
Fidelity VIP Growth Service Class                                        1,418           (3,930)          (2,512)         26,387
Fidelity VIP Growth Opportunities Service Class                            235             (480)            (245)          3,368
Fidelity VIP High Income Service Class                                   3,906             (283)           3,623             667
Fidelity VIP Investment Grade Bond Initial Class                         4,226           (1,019)           3,207            (502)
Fidelity VIP Mid Cap Service Class                                       3,809           (3,644)             165          13,979
Fidelity VIP Overseas Service Class                                      3,546           (1,355)           2,191           8,919
FTVIPT Franklin Income Securities Class 1                               58,722           (4,876)          53,846          13,362
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                     --           (3,114)          (3,114)         18,902
FTVIPT Mutual Shares Securities Class 1                                 18,474           (3,211)          15,263           9,638
FTVIPT Templeton Foreign Securities Class 1                              6,536           (1,420)           5,116           2,773
FTVIPT Templeton Foreign Securities Class 2                              2,961             (463)           2,498           2,920
FTVIPT Templeton Global Bond Securities Class 1                         39,369           (5,234)          34,135          14,387
FTVIPT Templeton Growth Securities Class 1                              10,977           (2,450)           8,527          11,272
FTVIPT Templeton Growth Securities Class 2                               1,296             (175)           1,121           5,474
Invesco V.I. American Franchise Series I                                 2,608           (2,990)            (382)          9,416
Invesco V.I. Core Equity Series I                                       15,371           (4,907)          10,464          41,629
Invesco V.I. Diversified Income Series I                                 7,730             (928)           6,802             364
Invesco V.I. International Growth Series I                               5,941           (2,163)           3,778          97,423
Janus Aspen Balanced Institutional Class                                 2,531             (614)           1,917           1,085
Janus Aspen Balanced Service Class                                       4,041           (1,867)           2,174           2,886
Janus Aspen Enterprise Service Class                                       432             (726)            (294)          4,749
Janus Aspen Global Research Institutional Class                          4,022           (1,179)           2,843           7,800
Janus Aspen Global Research Service Class                                  545             (460)              85           9,841
Janus Aspen Global Technology Service Class                                 --              (43)             (43)            497
LVIP Baron Growth Opportunities Standard Class                             890             (688)             202           1,644
LVIP Baron Growth Opportunities Service Class                            2,399           (2,350)              49          22,616
LVIP BlackRock Emerging Markets RPM Standard Class                         726              (48)             678             103
LVIP BlackRock Equity Dividend RPM Standard Class                        5,853           (1,931)           3,922           4,656
LVIP BlackRock Inflation Protected Bond Standard Class                   2,683           (1,463)           1,220            (784)


                                                                     DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                     FROM          TOTAL           IN UNREALIZED    (DECREASE)
                                                                     NET REALIZED  NET REALIZED    APPRECIATION OR  IN NET ASSETS
                                                                     GAIN ON       GAIN (LOSS)     DEPRECIATION     RESULTING
SUBACCOUNT                                                           INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                 $       --     $    3,622      $   192,538      $    193,252
ABVPSF Growth and Income Class A                                              --         16,868          254,305           277,403
ABVPSF International Value Class A                                            --          1,209           81,129           115,536
ABVPSF Large Cap Growth Class A                                               --         10,547           30,724            40,660
ABVPSF Small/Mid Cap Value Class A                                        50,475         90,191          188,650           279,604
American Century VP Inflation Protection Class I                          23,294         30,748         (106,484)          (67,041)
American Funds Global Growth Class 2                                          --         28,401          408,373           451,117
American Funds Global Small Capitalization Class 2                            --         21,011          485,282           513,509
American Funds Growth Class 2                                                 --        181,075        1,487,637         1,696,306
American Funds Growth-Income Class 2                                          --        148,511        1,299,886         1,496,390
American Funds International Class 2                                          --         50,154          645,977           729,644
BlackRock Global Allocation V.I. Class I                                  87,805        109,224          160,824           286,894
Delaware VIP Diversified Income Standard Class                            21,044         27,040          (82,687)          (28,175)
Delaware VIP Emerging Markets Standard Class                                  --         23,112          170,389           218,544
Delaware VIP High Yield Standard Class                                        --         13,062            6,080           101,477
Delaware VIP Limited-Term Diversified Income Standard Class                   --         (3,137)         (13,205)           (8,974)
Delaware VIP REIT Standard Class                                              --         43,335          (31,118)           24,905
Delaware VIP Small Cap Value Standard Class                               76,981        128,475          368,929           500,567
Delaware VIP Smid Cap Growth Standard Class                               59,781         98,558          306,498           399,740
Delaware VIP U.S. Growth Standard Class                                   18,316         50,617          100,829           150,590
Delaware VIP Value Standard Class                                             --         74,374          234,438           322,017
DWS Alternative Asset Allocation VIP Class A                                  --             87            1,495             2,183
DWS Equity 500 Index VIP Class A                                          52,492        176,459          463,849           671,619
DWS Small Cap Index VIP Class A                                           38,065        108,439          188,414           308,267
Fidelity VIP Asset Manager Initial Class                                     440          2,156           22,127            26,101
Fidelity VIP Contrafund Service Class                                        702         90,914          529,116           630,594
Fidelity VIP Equity-Income Initial Class                                   6,652         11,847           12,559            26,312
Fidelity VIP Equity-Income Service Class                                  18,145         21,988           36,352            63,211
Fidelity VIP Growth Service Class                                            512         26,899          193,728           218,115
Fidelity VIP Growth Opportunities Service Class                               63          3,431           33,650            36,836
Fidelity VIP High Income Service Class                                        --            667             (591)            3,699
Fidelity VIP Investment Grade Bond Initial Class                           2,167          1,665           (9,295)           (4,423)
Fidelity VIP Mid Cap Service Class                                       118,420        132,399          128,513           261,077
Fidelity VIP Overseas Service Class                                        1,053          9,972           61,837            74,000
FTVIPT Franklin Income Securities Class 1                                     --         13,362           64,440           131,648
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   31,236         50,138          115,648           162,672
FTVIPT Mutual Shares Securities Class 1                                       --          9,638          163,593           188,494
FTVIPT Templeton Foreign Securities Class 1                                   --          2,773           45,543            53,432
FTVIPT Templeton Foreign Securities Class 2                                   --          2,920           20,169            25,587
FTVIPT Templeton Global Bond Securities Class 1                            9,764         24,151          (46,573)           11,713
FTVIPT Templeton Growth Securities Class 1                                    --         11,272           80,437           100,236
FTVIPT Templeton Growth Securities Class 2                                    --          5,474            6,324            12,919
Invesco V.I. American Franchise Series I                                      --          9,416          192,898           201,932
Invesco V.I. Core Equity Series I                                             --         41,629          225,110           277,203
Invesco V.I. Diversified Income Series I                                      --            364           (8,148)             (982)
Invesco V.I. International Growth Series I                                    --         97,423          (18,435)           82,766
Janus Aspen Balanced Institutional Class                                   9,278         10,363           18,570            30,850
Janus Aspen Balanced Service Class                                        16,277         19,163           30,993            52,330
Janus Aspen Enterprise Service Class                                          --          4,749           27,100            31,555
Janus Aspen Global Research Institutional Class                               --          7,800           73,069            83,712
Janus Aspen Global Research Service Class                                     --          9,841            3,598            13,524
Janus Aspen Global Technology Service Class                                   --            497            3,125             3,579
LVIP Baron Growth Opportunities Standard Class                            16,600         18,244           19,157            37,603
LVIP Baron Growth Opportunities Service Class                             44,766         67,382           99,288           166,719
LVIP BlackRock Emerging Markets RPM Standard Class                            --            103            1,470             2,251
LVIP BlackRock Equity Dividend RPM Standard Class                             --          4,656           42,828            51,406
LVIP BlackRock Inflation Protected Bond Standard Class                    12,735         11,951          (53,731)          (40,560)



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEAR ENDED DECEMBER 31, 2013




                                                                              DIVIDENDS
                                                                              FROM        MORTALITY AND       NET
                                                                              INVESTMENT  EXPENSE             INVESTMENT
SUBACCOUNT                                                                    INCOME      GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                            $      --       $     (708)      $     (708)
LVIP Clarion Global Real Estate Standard Class                                       --           (2,517)          (2,517)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                --              (83)             (83)
LVIP Delaware Bond Standard Class                                                69,220          (16,970)          52,250
LVIP Delaware Diversified Floating Rate Standard Class                            2,438             (686)           1,752
LVIP Delaware Foundation Aggressive Allocation Standard Class                     8,294           (2,682)           5,612
LVIP Delaware Growth and Income Standard Class                                    3,782           (1,098)           2,684
LVIP Delaware Social Awareness Standard Class                                     3,830           (1,380)           2,450
LVIP Delaware Special Opportunities Standard Class                                1,787             (366)           1,421
LVIP Dimensional Non-U.S. Equity RPM Standard Class                               2,525             (397)           2,128
LVIP Dimensional U.S. Equity RPM Standard Class                                   2,431             (683)           1,748
LVIP Dimensional/Vanguard Total Bond Standard Class                               3,009             (863)           2,146
LVIP Global Income Standard Class                                                 1,234           (1,471)            (237)
LVIP JPMorgan High Yield Standard Class                                          22,495           (1,931)          20,564
LVIP JPMorgan Mid Cap Value RPM Standard Class                                    1,045             (820)             225
LVIP Managed Risk Profile 2010 Standard Class                                        --             (151)            (151)
LVIP Managed Risk Profile 2020 Standard Class                                     1,593             (926)             667
LVIP Managed Risk Profile 2030 Standard Class                                     2,717           (1,246)           1,471
LVIP Managed Risk Profile 2040 Standard Class                                     1,279             (584)             695
LVIP Managed Risk Profile Conservative Standard Class                             5,126             (665)           4,461
LVIP Managed Risk Profile Growth Standard Class                                  48,663          (13,761)          34,902
LVIP Managed Risk Profile Moderate Standard Class                                51,484          (13,619)          37,865
LVIP MFS International Growth Standard Class                                      2,112             (807)           1,305
LVIP MFS Value Standard Class                                                    20,454           (4,489)          15,965
LVIP Mid-Cap Value Standard Class                                                   318             (647)            (329)
LVIP Mondrian International Value Standard Class                                 18,198           (4,010)          14,188
LVIP Money Market Standard Class                                                  1,882          (45,268)         (43,386)
LVIP SSgA Bond Index Standard Class                                               8,120           (1,264)           6,856
LVIP SSgA Conservative Index Allocation Standard Class                            2,605           (1,237)           1,368
LVIP SSgA Conservative Structured Allocation Standard Class                          80              (14)              66
LVIP SSgA Developed International 150 Standard Class                                684              (96)             588
LVIP SSgA Emerging Markets 100 Standard Class                                     4,564             (804)           3,760
LVIP SSgA Global Tactical Allocation RPM Standard Class                          15,689           (4,382)          11,307
LVIP SSgA International Index Standard Class                                        867             (131)             736
LVIP SSgA Large Cap 100 Standard Class                                            7,603             (694)           6,909
LVIP SSgA Moderate Index Allocation Standard Class                                4,525             (872)           3,653
LVIP SSgA Moderate Structured Allocation Standard Class                          10,728           (1,122)           9,606
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                   2,627             (524)           2,103
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class             11,090             (604)          10,486
LVIP SSgA S&P 500 Index Standard Class                                           19,503           (4,094)          15,409
LVIP SSgA Small-Cap Index Standard Class                                          1,486             (889)             597
LVIP SSgA Small-Mid Cap 200 Standard Class                                        3,900             (242)           3,658
LVIP T. Rowe Price Growth Stock Standard Class                                       --           (1,705)          (1,705)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                          --           (2,578)          (2,578)
LVIP Templeton Growth RPM Standard Class                                          1,600             (566)           1,034
LVIP UBS Large Cap Growth RPM Standard Class                                         --           (1,012)          (1,012)
LVIP Vanguard Domestic Equity ETF Standard Class                                    529             (160)             369
LVIP Vanguard International Equity ETF Standard Class                             2,965             (575)           2,390
M Capital Appreciation                                                               --              (16)             (16)
M International Equity                                                              113              (22)              91
M Large Cap Growth                                                                   34              (30)               4
M Large Cap Value                                                                   166              (31)             135
MFS VIT Core Equity Initial Class                                                    41              (15)              26
MFS VIT Growth Initial Class                                                      1,493           (3,064)          (1,571)
MFS VIT Total Return Initial Class                                               22,059           (6,236)          15,823
MFS VIT Utilities Initial Class                                                  24,553           (5,795)          18,758
NB AMT Large Cap Value I Class                                                    1,636             (488)           1,148


                                                                                              DIVIDENDS
                                                                                              FROM          TOTAL
                                                                              NET REALIZED    NET REALIZED  NET REALIZED
                                                                              GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                                    ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                              $    3,563     $      --      $    3,563
LVIP Clarion Global Real Estate Standard Class                                      19,149            --          19,149
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                  350           347             697
LVIP Delaware Bond Standard Class                                                   10,519        42,876          53,395
LVIP Delaware Diversified Floating Rate Standard Class                                  52            --              52
LVIP Delaware Foundation Aggressive Allocation Standard Class                        3,504            --           3,504
LVIP Delaware Growth and Income Standard Class                                       5,581         5,133          10,714
LVIP Delaware Social Awareness Standard Class                                        1,738         5,636           7,374
LVIP Delaware Special Opportunities Standard Class                                   1,795        10,160          11,955
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                    295           116             411
LVIP Dimensional U.S. Equity RPM Standard Class                                        535           850           1,385
LVIP Dimensional/Vanguard Total Bond Standard Class                                 (1,119)          523            (596)
LVIP Global Income Standard Class                                                     (552)          848             296
LVIP JPMorgan High Yield Standard Class                                              1,480            70           1,550
LVIP JPMorgan Mid Cap Value RPM Standard Class                                       9,648            --           9,648
LVIP Managed Risk Profile 2010 Standard Class                                       24,327            --          24,327
LVIP Managed Risk Profile 2020 Standard Class                                       36,026            --          36,026
LVIP Managed Risk Profile 2030 Standard Class                                        7,834            --           7,834
LVIP Managed Risk Profile 2040 Standard Class                                        5,600            --           5,600
LVIP Managed Risk Profile Conservative Standard Class                                  454         3,907           4,361
LVIP Managed Risk Profile Growth Standard Class                                     33,672            --          33,672
LVIP Managed Risk Profile Moderate Standard Class                                   49,474            --          49,474
LVIP MFS International Growth Standard Class                                         1,449            --           1,449
LVIP MFS Value Standard Class                                                       37,284            --          37,284
LVIP Mid-Cap Value Standard Class                                                   17,130            --          17,130
LVIP Mondrian International Value Standard Class                                     6,115            --           6,115
LVIP Money Market Standard Class                                                        --            --              --
LVIP SSgA Bond Index Standard Class                                                   (610)        1,246             636
LVIP SSgA Conservative Index Allocation Standard Class                               6,344            --           6,344
LVIP SSgA Conservative Structured Allocation Standard Class                              6             1               7
LVIP SSgA Developed International 150 Standard Class                                 1,224            --           1,224
LVIP SSgA Emerging Markets 100 Standard Class                                       (5,748)           --          (5,748)
LVIP SSgA Global Tactical Allocation RPM Standard Class                             33,124            --          33,124
LVIP SSgA International Index Standard Class                                           268            --             268
LVIP SSgA Large Cap 100 Standard Class                                               4,983        18,810          23,793
LVIP SSgA Moderate Index Allocation Standard Class                                   1,170            --           1,170
LVIP SSgA Moderate Structured Allocation Standard Class                              9,034           353           9,387
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                      1,369            --           1,369
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                   393           405             798
LVIP SSgA S&P 500 Index Standard Class                                              26,571            --          26,571
LVIP SSgA Small-Cap Index Standard Class                                            14,602           862          15,464
LVIP SSgA Small-Mid Cap 200 Standard Class                                             992        10,286          11,278
LVIP T. Rowe Price Growth Stock Standard Class                                      11,009            --          11,009
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                          7,862         5,276          13,138
LVIP Templeton Growth RPM Standard Class                                             1,500            --           1,500
LVIP UBS Large Cap Growth RPM Standard Class                                         4,299            --           4,299
LVIP Vanguard Domestic Equity ETF Standard Class                                       425            --             425
LVIP Vanguard International Equity ETF Standard Class                                  662            --             662
M Capital Appreciation                                                                 105           303             408
M International Equity                                                                  65            --              65
M Large Cap Growth                                                                     159           358             517
M Large Cap Value                                                                      171           565             736
MFS VIT Core Equity Initial Class                                                       28            --              28
MFS VIT Growth Initial Class                                                        42,191         4,728          46,919
MFS VIT Total Return Initial Class                                                  33,355            --          33,355
MFS VIT Utilities Initial Class                                                     24,572        19,603          44,175
NB AMT Large Cap Value I Class                                                       2,421            --           2,421


                                                                              NET CHANGE       NET INCREASE
                                                                              IN UNREALIZED    (DECREASE)
                                                                              APPRECIATION OR  IN NET ASSETS
                                                                              DEPRECIATION     RESULTING
SUBACCOUNT                                                                    ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                             $     78,301      $     81,156
LVIP Clarion Global Real Estate Standard Class                                       (8,177)            8,455
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                 3,729             4,343
LVIP Delaware Bond Standard Class                                                  (205,455)          (99,810)
LVIP Delaware Diversified Floating Rate Standard Class                                 (377)            1,427
LVIP Delaware Foundation Aggressive Allocation Standard Class                        68,943            78,059
LVIP Delaware Growth and Income Standard Class                                       39,304            52,702
LVIP Delaware Social Awareness Standard Class                                        47,799            57,623
LVIP Delaware Special Opportunities Standard Class                                   13,234            26,610
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                   7,189             9,728
LVIP Dimensional U.S. Equity RPM Standard Class                                      23,542            26,675
LVIP Dimensional/Vanguard Total Bond Standard Class                                  (6,922)           (5,372)
LVIP Global Income Standard Class                                                   (11,922)          (11,863)
LVIP JPMorgan High Yield Standard Class                                                (500)           21,614
LVIP JPMorgan Mid Cap Value RPM Standard Class                                       26,140            36,013
LVIP Managed Risk Profile 2010 Standard Class                                       (20,287)            3,889
LVIP Managed Risk Profile 2020 Standard Class                                       (17,919)           18,774
LVIP Managed Risk Profile 2030 Standard Class                                        16,786            26,091
LVIP Managed Risk Profile 2040 Standard Class                                         8,718            15,013
LVIP Managed Risk Profile Conservative Standard Class                                12,184            21,006
LVIP Managed Risk Profile Growth Standard Class                                     266,030           334,604
LVIP Managed Risk Profile Moderate Standard Class                                   213,432           300,771
LVIP MFS International Growth Standard Class                                         24,734            27,488
LVIP MFS Value Standard Class                                                       265,654           318,903
LVIP Mid-Cap Value Standard Class                                                    22,219            39,020
LVIP Mondrian International Value Standard Class                                    118,711           139,014
LVIP Money Market Standard Class                                                         --           (43,386)
LVIP SSgA Bond Index Standard Class                                                 (19,540)          (12,048)
LVIP SSgA Conservative Index Allocation Standard Class                                7,253            14,965
LVIP SSgA Conservative Structured Allocation Standard Class                             100               173
LVIP SSgA Developed International 150 Standard Class                                  2,169             3,981
LVIP SSgA Emerging Markets 100 Standard Class                                        (1,009)           (2,997)
LVIP SSgA Global Tactical Allocation RPM Standard Class                              34,934            79,365
LVIP SSgA International Index Standard Class                                          4,646             5,650
LVIP SSgA Large Cap 100 Standard Class                                               58,020            88,722
LVIP SSgA Moderate Index Allocation Standard Class                                   17,680            22,503
LVIP SSgA Moderate Structured Allocation Standard Class                              26,292            45,285
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                      15,482            18,954
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                 13,342            24,626
LVIP SSgA S&P 500 Index Standard Class                                              217,498           259,478
LVIP SSgA Small-Cap Index Standard Class                                             35,289            51,350
LVIP SSgA Small-Mid Cap 200 Standard Class                                            8,377            23,313
LVIP T. Rowe Price Growth Stock Standard Class                                       94,399           103,703
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                         121,148           131,708
LVIP Templeton Growth RPM Standard Class                                             15,752            18,286
LVIP UBS Large Cap Growth RPM Standard Class                                         42,741            46,028
LVIP Vanguard Domestic Equity ETF Standard Class                                      5,861             6,655
LVIP Vanguard International Equity ETF Standard Class                                10,297            13,349
M Capital Appreciation                                                                  608             1,000
M International Equity                                                                  583               739
M Large Cap Growth                                                                    1,396             1,917
M Large Cap Value                                                                       888             1,759
MFS VIT Core Equity Initial Class                                                       804               858
MFS VIT Growth Initial Class                                                        159,836           205,184
MFS VIT Total Return Initial Class                                                  162,286           211,464
MFS VIT Utilities Initial Class                                                     126,398           189,331
NB AMT Large Cap Value I Class                                                       33,541            37,110



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEAR ENDED DECEMBER 31, 2013




                                                                        DIVIDENDS
                                                                        FROM        MORTALITY AND       NET
                                                                        INVESTMENT  EXPENSE             INVESTMENT
SUBACCOUNT                                                              INCOME      GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth I Class                                           $      --       $   (6,683)      $   (6,683)
NB AMT Mid Cap Intrinsic Value I Class                                      4,282           (2,204)           2,078
PIMCO VIT CommodityRealReturn Strategy Administrative Class                 9,508           (2,765)           6,743
Putnam VT Global Health Care Class IB                                         954             (514)             440
Putnam VT Growth & Income Class IB                                            362             (100)             262


                                                                                        DIVIDENDS
                                                                                        FROM          TOTAL
                                                                        NET REALIZED    NET REALIZED  NET REALIZED
                                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                              ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth I Class                                             $  217,675     $       --      $ 217,675
NB AMT Mid Cap Intrinsic Value I Class                                        11,182             --         11,182
PIMCO VIT CommodityRealReturn Strategy Administrative Class                   (9,177)            --         (9,177)
Putnam VT Global Health Care Class IB                                          1,045          2,722          3,767
Putnam VT Growth & Income Class IB                                               109             --            109


                                                                        NET CHANGE       NET INCREASE
                                                                        IN UNREALIZED    (DECREASE)
                                                                        APPRECIATION OR  IN NET ASSETS
                                                                        DEPRECIATION     RESULTING
SUBACCOUNT                                                              ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth I Class                                            $    149,389      $    360,381
NB AMT Mid Cap Intrinsic Value I Class                                         96,809           110,069
PIMCO VIT CommodityRealReturn Strategy Administrative Class                   (96,043)          (98,477)
Putnam VT Global Health Care Class IB                                          25,548            29,755
Putnam VT Growth & Income Class IB                                              6,289             6,660



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                             ABVPSF
                                                                             GLOBAL        ABVPSF        ABVPSF         ABVPSF
                                                                             THEMATIC      GROWTH AND    INTERNATIONAL  LARGE CAP
                                                                             GROWTH        INCOME        VALUE          GROWTH
                                                                             CLASS A       CLASS A       CLASS A        CLASS A
                                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   541,066   $   605,368    $  338,722    $  105,487
Changes From Operations:
   - Net investment income (loss)                                                 (4,141)        7,253         5,856          (438)
   - Net realized gain (loss) on investments                                      (6,308)        5,040       (18,607)       13,267
   - Net change in unrealized appreciation or depreciation on investments         75,650        92,777        69,373         3,629
                                                                             ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                65,201       105,070        56,622        16,458
Change From Unit Transactions:
   - Contract purchases                                                          193,918       122,660       135,210         9,285
   - Contract withdrawals                                                        (34,670)      (41,072)      (46,589)      (10,455)
   - Contract transfers                                                          (19,763)      (21,408)       14,623          (648)
                                                                             ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             139,485        60,180       103,244        (1,818)
                                                                             ------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          204,686       165,250       159,866        14,640
                                                                             ------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                  745,752       770,618       498,588       120,127
Changes From Operations:
   - Net investment income (loss)                                                 (2,908)        6,230        33,198          (611)
   - Net realized gain (loss) on investments                                       3,622        16,868         1,209        10,547
   - Net change in unrealized appreciation or depreciation on investments        192,538       254,305        81,129        30,724
                                                                             ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               193,252       277,403       115,536        40,660
Change From Unit Transactions:
   - Contract purchases                                                          161,128        93,920        88,371         8,406
   - Contract withdrawals                                                        (30,890)      (60,651)      (41,124)      (23,236)
   - Contract transfers                                                           48,655       113,511       (28,310)       (8,446)
                                                                             ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             178,893       146,780        18,937       (23,276)
                                                                             ------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          372,145       424,183       134,473        17,384
                                                                             ------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                              $ 1,117,897   $ 1,194,801    $  633,061    $  137,511
                                                                             ============  ============  =============  ===========



                                                                                              AMERICAN      AMERICAN
                                                                             ABVPSF           CENTURY VP    FUNDS
                                                                             SMALL/MID CAP    INFLATION     GLOBAL
                                                                             VALUE            PROTECTION    GROWTH
                                                                             CLASS A          CLASS I       CLASS 2
                                                                             SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   649,444    $  738,801   $  1,042,047
Changes From Operations:
   - Net investment income (loss)                                                     (113)       15,084          6,127
   - Net realized gain (loss) on investments                                        56,069        34,099         10,217
   - Net change in unrealized appreciation or depreciation on investments           60,819          (134)       230,744
                                                                             ---------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 116,775        49,049        247,088
Change From Unit Transactions:
   - Contract purchases                                                             67,969        82,936        295,175
   - Contract withdrawals                                                          (59,378)     (127,444)      (140,901)
   - Contract transfers                                                            (22,017)       22,689         67,832
                                                                             ---------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (13,426)      (21,819)       222,106
                                                                             ---------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            103,349        27,230        469,194
                                                                             ---------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                    752,793       766,031      1,511,241
Changes From Operations:
   - Net investment income (loss)                                                      763         8,695         14,343
   - Net realized gain (loss) on investments                                        90,191        30,748         28,401
   - Net change in unrealized appreciation or depreciation on investments          188,650      (106,484)       408,373
                                                                             ---------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 279,604       (67,041)       451,117
Change From Unit Transactions:
   - Contract purchases                                                            127,830        67,810        206,080
   - Contract withdrawals                                                          (79,086)     (164,165)       (83,761)
   - Contract transfers                                                             23,393        91,463         15,657
                                                                             ---------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                72,137        (4,892)       137,976
                                                                             ---------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            351,741       (71,933)       589,093
                                                                             ---------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 1,104,534    $  694,098   $  2,100,334
                                                                             ===============  ===========  =============



                                                                             AMERICAN
                                                                             FUNDS GLOBAL     AMERICAN      AMERICAN
                                                                             SMALL            FUNDS         FUNDS
                                                                             CAPITALIZATION   GROWTH        GROWTH-INCOME
                                                                             CLASS 2          CLASS 2       CLASS 2
                                                                             SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  1,430,664   $  4,891,356     $ 3,831,681
Changes From Operations:
   - Net investment income (loss)                                                   13,170         13,178          48,090
   - Net realized gain (loss) on investments                                        (8,823)       126,247          36,941
   - Net change in unrealized appreciation or depreciation on investments          252,202        708,790         559,770
                                                                             --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 256,549        848,215         644,801
Change From Unit Transactions:
   - Contract purchases                                                            271,301        775,910         567,054
   - Contract withdrawals                                                         (111,518)      (492,483)       (440,694)
   - Contract transfers                                                            (60,240)      (330,683)        (48,045)
                                                                             --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                99,543        (47,256)         78,315
                                                                             --------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            356,092        800,959         723,116
                                                                             --------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  1,786,756      5,692,315       4,554,797
Changes From Operations:
   - Net investment income (loss)                                                    7,216         27,594          47,993
   - Net realized gain (loss) on investments                                        21,011        181,075         148,511
   - Net change in unrealized appreciation or depreciation on investments          485,282      1,487,637       1,299,886
                                                                             --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 513,509      1,696,306       1,496,390
Change From Unit Transactions:
   - Contract purchases                                                            245,159        544,926         562,840
   - Contract withdrawals                                                          (74,588)      (416,768)       (415,533)
   - Contract transfers                                                              2,549        106,769         (74,041)
                                                                             --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               173,120        234,927          73,266
                                                                             --------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            686,629      1,931,233       1,569,656
                                                                             --------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  2,473,385   $  7,623,548     $ 6,124,453
                                                                             ==============  =============  ===============


                                                                                                              DELAWARE
                                                                                                              VIP
                                                                             AMERICAN       BLACKROCK         DIVERSIFIED
                                                                             FUNDS          GLOBAL            INCOME
                                                                             INTERNATIONAL  ALLOCATION V.I.   STANDARD
                                                                             CLASS 2        CLASS I           CLASS
                                                                             SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 2,592,527    $   703,733     $ 1,366,888
Changes From Operations:
   - Net investment income (loss)                                                  30,739         21,399          38,963
   - Net realized gain (loss) on investments                                      (17,952)        16,296          53,448
   - Net change in unrealized appreciation or depreciation on investments         473,439         53,072           3,253
                                                                             -------------  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                486,226         90,767          95,664
Change From Unit Transactions:
   - Contract purchases                                                           566,480        502,223         211,651
   - Contract withdrawals                                                        (276,381)      (131,240)       (138,880)
   - Contract transfers                                                            52,659        616,433          87,356
                                                                             -------------  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              342,758        987,416         160,127
                                                                             -------------  ---------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           828,984      1,078,183         255,791
                                                                             -------------  ---------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                 3,421,511      1,781,916       1,622,679
Changes From Operations:
   - Net investment income (loss)                                                  33,513         16,846          27,472
   - Net realized gain (loss) on investments                                       50,154        109,224          27,040
   - Net change in unrealized appreciation or depreciation on investments         645,977        160,824         (82,687)
                                                                             -------------  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                729,644        286,894         (28,175)
Change From Unit Transactions:
   - Contract purchases                                                           434,249        537,492         258,349
   - Contract withdrawals                                                        (341,917)      (233,185)       (216,826)
   - Contract transfers                                                            73,748        121,637          19,081
                                                                             -------------  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              166,080        425,944          60,604
                                                                             -------------  ---------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           895,724        712,838          32,429
                                                                             -------------  ---------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 4,317,235    $ 2,494,754     $ 1,655,108
                                                                             =============  ===============  ============



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                           DELAWARE                    DELAWARE VIP
                                                                           VIP           DELAWARE      LIMITED-TERM   DELAWARE
                                                                           EMERGING      VIP           DIVERSIFIED    VIP
                                                                           MARKETS       HIGH YIELD    INCOME         REIT
                                                                           STANDARD      STANDARD      STANDARD       STANDARD
                                                                           CLASS         CLASS         CLASS          CLASS
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,472,084   $   991,286    $  374,035   $ 1,098,678
Changes From Operations:
   - Net investment income (loss)                                                6,691        83,021         6,023         9,908
   - Net realized gain (loss) on investments                                    (5,621)       16,305         5,368        17,730
   - Net change in unrealized appreciation or depreciation on investments      234,439        66,307          (665)      141,273
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             235,509       165,633        10,726       168,911
Change From Unit Transactions:
   - Contract purchases                                                        476,355       108,124       154,961       111,290
   - Contract withdrawals                                                     (154,093)     (122,699)      (39,373)     (180,759)
   - Contract transfers                                                         48,936        32,280        98,515        42,230
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           371,198        17,705       214,103       (27,239)
                                                                           ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        606,707       183,338       224,829       141,672
                                                                           ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                              2,078,791     1,174,624       598,864     1,240,350
Changes From Operations:
   - Net investment income (loss)                                               25,043        82,335         7,368        12,688
   - Net realized gain (loss) on investments                                    23,112        13,062        (3,137)       43,335
   - Net change in unrealized appreciation or depreciation on investments      170,389         6,080       (13,205)      (31,118)
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             218,544       101,477        (8,974)       24,905
Change From Unit Transactions:
   - Contract purchases                                                        358,396        99,717       244,239       185,299
   - Contract withdrawals                                                     (191,938)     (124,642)      (59,319)     (160,848)
   - Contract transfers                                                         22,823        21,289        54,114        50,262
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           189,281        (3,636)      239,034        74,713
                                                                           ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        407,825        97,841       230,060        99,618
                                                                           ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,486,616   $ 1,272,465    $  828,924   $ 1,339,968
                                                                           ============  ============  ============  ============


                                                                            DELAWARE       DELAWARE
                                                                            VIP            VIP           DELAWARE       DELAWARE
                                                                            SMALL CAP      SMID CAP      VIP            VIP
                                                                            VALUE          GROWTH        U.S. GROWTH    VALUE
                                                                            STANDARD       STANDARD      STANDARD       STANDARD
                                                                            CLASS          CLASS         CLASS          CLASS
                                                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  1,387,432   $    843,893    $  162,547    $   788,547
Changes From Operations:
   - Net investment income (loss)                                                    81         (2,942)       (1,354)        14,545
   - Net realized gain (loss) on investments                                    217,702         99,205         4,718         21,089
   - Net change in unrealized appreciation or depreciation on investments       (35,681)        (7,213)       27,182         83,931
                                                                           -------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              182,102         89,050        30,546        119,565
Change From Unit Transactions:
   - Contract purchases                                                         207,701         79,605        81,243         81,615
   - Contract withdrawals                                                      (218,486)       (55,584)      (22,621)      (135,561)
   - Contract transfers                                                         (76,985)        58,154        94,390        143,275
                                                                           -------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (87,770)        82,175       153,012         89,329
                                                                           -------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          94,332        171,225       183,558        208,894
                                                                           -------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                               1,481,764      1,015,118       346,105        997,441
Changes From Operations:
   - Net investment income (loss)                                                 3,163         (5,316)         (856)        13,205
   - Net realized gain (loss) on investments                                    128,475         98,558        50,617         74,374
   - Net change in unrealized appreciation or depreciation on investments       368,929        306,498       100,829        234,438
                                                                           -------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              500,567        399,740       150,590        322,017
Change From Unit Transactions:
   - Contract purchases                                                         225,873         95,850       119,067         87,415
   - Contract withdrawals                                                      (175,900)      (105,901)      (35,960)       (71,367)
   - Contract transfers                                                         144,385         57,455        12,927        (57,874)
                                                                           -------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            194,358         47,404        96,034        (41,826)
                                                                           -------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         694,925        447,144       246,624        280,191
                                                                           -------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $  2,176,689   $  1,462,262    $  592,729    $ 1,277,632
                                                                           =============  =============  ============  =============


                                                                           DWS
                                                                           ALTERNATIVE   DWS           DWS           FIDELITY VIP
                                                                           ASSET         EQUITY 500    SMALL CAP     ASSET
                                                                           ALLOCATION    INDEX         INDEX         MANAGER
                                                                           VIP           VIP           VIP           INITIAL
                                                                           CLASS A       CLASS A       CLASS A       CLASS
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  60,633   $  2,430,601   $   787,267   $  188,613
Changes From Operations:
   - Net investment income (loss)                                               1,318         22,971         1,935        1,793
   - Net realized gain (loss) on investments                                    1,962        144,891        16,220          701
   - Net change in unrealized appreciation or depreciation on investments       1,499        176,279       102,624       18,860
                                                                           -----------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              4,779        344,141       120,779       21,354
Change From Unit Transactions:
   - Contract purchases                                                         7,569        140,814        43,708        1,232
   - Contract withdrawals                                                     (23,363)      (660,749)      (52,803)     (24,529)
   - Contract transfers                                                       (10,729)       (73,748)      (38,153)         145
                                                                           -----------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (26,523)      (593,683)      (47,248)     (23,152)
                                                                           -----------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (21,744)      (249,542)       73,531       (1,798)
                                                                           -----------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                38,889      2,181,059       860,798      186,815
Changes From Operations:
   - Net investment income (loss)                                                 601         31,311        11,414        1,818
   - Net realized gain (loss) on investments                                       87        176,459       108,439        2,156
   - Net change in unrealized appreciation or depreciation on investments       1,495        463,849       188,414       22,127
                                                                           -----------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              2,183        671,619       308,267       26,101
Change From Unit Transactions:
   - Contract purchases                                                        77,152        121,261        28,295        1,226
   - Contract withdrawals                                                     (13,772)      (160,015)      (76,785)     (25,906)
   - Contract transfers                                                        55,031        (26,779)      (36,111)         184
                                                                           -----------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          118,411        (65,533)      (84,601)     (24,496)
                                                                           -----------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       120,594        606,086       223,666        1,605
                                                                           -----------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 159,483   $  2,787,145   $ 1,084,464   $  188,420
                                                                           ===========  =============  ============  ============




                                                                           FIDELITY VIP
                                                                           CONTRAFUND
                                                                           SERVICE
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,891,303
Changes From Operations:
   - Net investment income (loss)                                               13,684
   - Net realized gain (loss) on investments                                    43,368
   - Net change in unrealized appreciation or depreciation on investments      227,717
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             284,769
Change From Unit Transactions:
   - Contract purchases                                                        283,440
   - Contract withdrawals                                                     (156,247)
   - Contract transfers                                                       (217,856)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (90,663)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        194,106
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                              2,085,409
Changes From Operations:
   - Net investment income (loss)                                               10,564
   - Net realized gain (loss) on investments                                    90,914
   - Net change in unrealized appreciation or depreciation on investments      529,116
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             630,594
Change From Unit Transactions:
   - Contract purchases                                                        363,477
   - Contract withdrawals                                                     (272,528)
   - Contract transfers                                                       (109,749)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (18,800)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        611,794
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,697,203
                                                                           ============



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                                     FIDELITY VIP
                                                                       FIDELITY VIP    FIDELITY VIP    FIDELITY VIP  GROWTH
                                                                       EQUITY-INCOME   EQUITY-INCOME   GROWTH        OPPORTUNITIES
                                                                       INITIAL         SERVICE         SERVICE       SERVICE
                                                                       CLASS           CLASS           CLASS         CLASS
                                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $  445,513      $  205,134    $  491,188      $   85,888
Changes From Operations:
   - Net investment income (loss)                                             2,427           5,228          (431)           (100)
   - Net realized gain (loss) on investments                                 46,981          13,449        29,570           1,392
   - Net change in unrealized appreciation or depreciation on investments       (93)         14,727        42,043          14,774
                                                                       --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           49,315          33,404        71,182          16,066
Change From Unit Transactions:
   - Contract purchases                                                      27,268           9,976        90,234           4,861
   - Contract withdrawals                                                  (417,775)        (10,633)      (97,534)         (7,090)
   - Contract transfers                                                      11,576          (2,667)       40,792            (160)
                                                                       --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (378,931)         (3,324)       33,492          (2,389)
                                                                       --------------  --------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (329,616)         30,080       104,674          13,677
                                                                       --------------  --------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                             115,897         235,214       595,862          99,565
Changes From Operations:
   - Net investment income (loss)                                             1,906           4,871        (2,512)           (245)
   - Net realized gain (loss) on investments                                 11,847          21,988        26,899           3,431
   - Net change in unrealized appreciation or depreciation on investments    12,559          36,352       193,728          33,650
                                                                       --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           26,312          63,211       218,115          36,836
Change From Unit Transactions:
   - Contract purchases                                                       9,446           9,116       105,941           9,017
   - Contract withdrawals                                                   (48,036)        (12,684)      (83,407)         (7,966)
   - Contract transfers                                                       3,117          (2,370)        8,299          (1,925)
                                                                       --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (35,473)         (5,938)       30,833            (874)
                                                                       --------------  --------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (9,161)         57,273       248,948          35,962
                                                                       --------------  --------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $  106,736      $  292,487    $  844,810      $  135,527
                                                                       ==============  ==============  ============  =============



                                                                                     FIDELITY VIP
                                                                       FIDELITY VIP  INVESTMENT    FIDELITY VIP   FIDELITY VIP
                                                                       HIGH INCOME   GRADE BOND    MID CAP        OVERSEAS
                                                                       SERVICE       INITIAL       SERVICE        SERVICE
                                                                       CLASS         CLASS         CLASS          CLASS
                                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  63,498     $  275,035   $    616,373    $  243,637
Changes From Operations:
   - Net investment income (loss)                                           3,677          3,283            167         3,731
   - Net realized gain (loss) on investments                                 (643)         9,874         88,514        (2,258)
   - Net change in unrealized appreciation or depreciation on investments   5,691         (1,579)          (605)       47,196
                                                                       ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          8,725         11,578         88,076        48,669
Change From Unit Transactions:
   - Contract purchases                                                     4,391          8,225        104,897        38,011
   - Contract withdrawals                                                  (4,309)       (87,297)      (113,391)      (44,957)
   - Contract transfers                                                      (564)        (9,617)        (1,651)       (1,733)
                                                                       ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (482)       (88,689)       (10,145)       (8,679)
                                                                       ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     8,243        (77,111)        77,931        39,990
                                                                       ------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                            71,741        197,924        694,304       283,627
Changes From Operations:
   - Net investment income (loss)                                           3,623          3,207            165         2,191
   - Net realized gain (loss) on investments                                  667          1,665        132,399         9,972
   - Net change in unrealized appreciation or depreciation on investments    (591)        (9,295)       128,513        61,837
                                                                       ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          3,699         (4,423)       261,077        74,000
Change From Unit Transactions:
   - Contract purchases                                                     6,063          7,122        175,132        31,746
   - Contract withdrawals                                                  (7,151)       (30,641)       (71,238)      (70,804)
   - Contract transfers                                                    (3,634)         5,227        (26,021)       (9,035)
                                                                       ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (4,722)       (18,292)        77,873       (48,093)
                                                                       ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (1,023)       (22,715)       338,950        25,907
                                                                       ------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                         $  70,718     $  175,209   $  1,033,254    $  309,534
                                                                       ============  ============  =============  ============


                                                                                     FTVIPT
                                                                       FTVIPT        FRANKLIN      FTVIPT       FTVIPT
                                                                       FRANKLIN      SMALL-MID     MUTUAL       TEMPLETON
                                                                       INCOME        CAP GROWTH    SHARES       FOREIGN
                                                                       SECURITIES    SECURITIES    SECURITIES   SECURITIES
                                                                       CLASS 1       CLASS 1       CLASS 1      CLASS 1
                                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $   640,748    $  420,402   $  463,738    $ 251,068
Changes From Operations:
   - Net investment income (loss)                                           43,056        (2,800)       9,911        5,447
   - Net realized gain (loss) on investments                                 3,691        45,213        2,635       (5,872)
   - Net change in unrealized appreciation or depreciation on investments   39,221         2,894       55,759       40,950
                                                                       ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          85,968        45,307       68,305       40,525
Change From Unit Transactions:
   - Contract purchases                                                    163,949        64,386      192,992       18,050
   - Contract withdrawals                                                  (67,811)      (62,938)     (49,967)     (49,853)
   - Contract transfers                                                     66,412       (14,075)     (53,268)     (19,903)
                                                                       ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       162,550       (12,627)      89,757      (51,706)
                                                                       ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    248,518        32,680      158,062      (11,181)
                                                                       ------------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                            889,266       453,082      621,800      239,887
Changes From Operations:
   - Net investment income (loss)                                           53,846        (3,114)      15,263        5,116
   - Net realized gain (loss) on investments                                13,362        50,138        9,638        2,773
   - Net change in unrealized appreciation or depreciation on investments   64,440       115,648      163,593       45,543
                                                                       ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         131,648       162,672      188,494       53,432
Change From Unit Transactions:
   - Contract purchases                                                    320,778        53,121      200,115       19,372
   - Contract withdrawals                                                 (191,184)      (38,026)     (62,595)     (22,138)
   - Contract transfers                                                     88,180       (52,971)     (14,494)      (1,050)
                                                                       ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       217,774       (37,876)     123,026       (3,816)
                                                                       ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    349,422       124,796      311,520       49,616
                                                                       ------------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2013                                        $ 1,238,688    $  577,878   $  933,320    $ 289,503
                                                                       ============  ============  ===========  ===========



                                                                       FTVIPT
                                                                       TEMPLETON
                                                                       FOREIGN
                                                                       SECURITIES
                                                                       CLASS 2
                                                                       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  102,092
Changes From Operations:
   - Net investment income (loss)                                            2,904
   - Net realized gain (loss) on investments                                  (485)
   - Net change in unrealized appreciation or depreciation on investments   15,697
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          18,116
Change From Unit Transactions:
   - Contract purchases                                                      7,061
   - Contract withdrawals                                                   (9,521)
   - Contract transfers                                                      2,621
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           161
                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     18,277
                                                                       ------------
NET ASSETS AT DECEMBER 31, 2012                                            120,369
Changes From Operations:
   - Net investment income (loss)                                            2,498
   - Net realized gain (loss) on investments                                 2,920
   - Net change in unrealized appreciation or depreciation on investments   20,169
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          25,587
Change From Unit Transactions:
   - Contract purchases                                                      9,327
   - Contract withdrawals                                                  (19,082)
   - Contract transfers                                                     (7,618)
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (17,373)
                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      8,214
                                                                       ------------
NET ASSETS AT DECEMBER 31, 2013                                         $  128,583
                                                                       ============



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                FTVIPT        FTVIPT       FTVIPT
                                                                                TEMPLETON     TEMPLETON    TEMPLETON    INVESCO V.I.
                                                                                GLOBAL BOND   GROWTH       GROWTH       AMERICAN
                                                                                SECURITIES    SECURITIES   SECURITIES   FRANCHISE
                                                                                CLASS 1       CLASS 1      CLASS 2      SERIES I
                                                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  748,123   $  311,325    $  51,377    $       --
Changes From Operations:
   - Net investment income (loss)                                                    45,740        5,520          929        (1,834)
   - Net realized gain (loss) on investments                                         12,651       (1,140)        (252)       (4,626)
   - Net change in unrealized appreciation or depreciation on investments            48,517       60,675       10,006        (9,271)
                                                                                ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  106,908       65,055       10,683       (15,731)
Change From Unit Transactions:
   - Contract purchases                                                              65,287       41,987        3,298        38,111
   - Contract withdrawals                                                           (58,636)     (53,234)      (4,767)      (39,125)
   - Contract transfers                                                               9,969      (23,986)         158       550,089
                                                                                ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 16,620      (35,233)      (1,311)      549,075
                                                                                ------------  -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             123,528       29,822        9,372       533,344
                                                                                ------------  -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                     871,651      341,147       60,749       533,344
Changes From Operations:
   - Net investment income (loss)                                                    34,135        8,527        1,121          (382)
   - Net realized gain (loss) on investments                                         24,151       11,272        5,474         9,416
   - Net change in unrealized appreciation or depreciation on investments           (46,573)      80,437        6,324       192,898
                                                                                ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   11,713      100,236       12,919       201,932
Change From Unit Transactions:
   - Contract purchases                                                              49,035       34,632        5,886        52,352
   - Contract withdrawals                                                          (111,246)     (29,631)     (25,090)      (82,317)
   - Contract transfers                                                              19,601      (24,624)      (1,595)       (2,248)
                                                                                ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (42,610)     (19,623)     (20,799)      (32,213)
                                                                                ------------  -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (30,897)      80,613       (7,880)      169,719
                                                                                ------------  -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  840,754   $  421,760    $  52,869    $  703,063
                                                                                ============  ===========  ===========  ============




                                                                                INVESCO V.I.                   INVESCO V.I.
                                                                                CAPITAL          INVESCO V.I.  DIVERSIFIED
                                                                                APPRECIATION     CORE EQUITY   INCOME
                                                                                SERIES I         SERIES I      SERIES I
                                                                                SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $     916,907   $  1,500,187   $  187,064
Changes From Operations:
   - Net investment income (loss)                                                      (1,466)         4,380        7,423
   - Net realized gain (loss) on investments                                          118,760        107,156       (3,180)
   - Net change in unrealized appreciation or depreciation on investments              24,442         75,388       13,676
                                                                                --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    141,736        186,924       17,919
Change From Unit Transactions:
   - Contract purchases                                                                19,049         96,435        3,231
   - Contract withdrawals                                                            (529,828)      (729,928)     (26,048)
   - Contract transfers                                                              (547,864)       (41,837)          36
                                                                                --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (1,058,643)      (675,330)     (22,781)
                                                                                --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (916,907)      (488,406)      (4,862)
                                                                                --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                            --      1,011,781      182,202
Changes From Operations:
   - Net investment income (loss)                                                          --         10,464        6,802
   - Net realized gain (loss) on investments                                               --         41,629          364
   - Net change in unrealized appreciation or depreciation on investments                  --        225,110       (8,148)
                                                                                --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                         --        277,203         (982)
Change From Unit Transactions:
   - Contract purchases                                                                    --         77,485        2,542
   - Contract withdrawals                                                                  --       (153,201)     (25,861)
   - Contract transfers                                                                    --        (15,717)         948
                                                                                --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                       --        (91,433)     (22,371)
                                                                                --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    --        185,770      (23,353)
                                                                                --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                 $          --   $  1,197,551   $  158,849
                                                                                ==============  =============  ============



                                                                                               JANUS          JANUS
                                                                                INVESCO V.I.   ASPEN          ASPEN
                                                                                INTERNATIONAL  BALANCED       BALANCED
                                                                                GROWTH         INSTITUTIONAL  SERVICE
                                                                                SERIES I       CLASS          CLASS
                                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  423,751     $  154,099     $  296,865
Changes From Operations:
   - Net investment income (loss)                                                     3,281          4,281          5,400
   - Net realized gain (loss) on investments                                          6,728         13,474         38,584
   - Net change in unrealized appreciation or depreciation on investments            50,457          2,863         (7,463)
                                                                                -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   60,466         20,618         36,521
Change From Unit Transactions:
   - Contract purchases                                                               7,346          9,764         23,400
   - Contract withdrawals                                                           (22,280)       (15,158)       (20,905)
   - Contract transfers                                                             (14,385)         9,165        (61,317)
                                                                                -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (29,319)         3,771        (58,822)
                                                                                -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              31,147         24,389        (22,301)
                                                                                -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                     454,898        178,488        274,564
Changes From Operations:
   - Net investment income (loss)                                                     3,778          1,917          2,174
   - Net realized gain (loss) on investments                                         97,423         10,363         19,163
   - Net change in unrealized appreciation or depreciation on investments           (18,435)        18,570         30,993
                                                                                -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   82,766         30,850         52,330
Change From Unit Transactions:
   - Contract purchases                                                               7,968          9,192         26,079
   - Contract withdrawals                                                           (28,981)       (40,285)       (25,680)
   - Contract transfers                                                               3,176          2,276           (590)
                                                                                -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (17,837)       (28,817)          (191)
                                                                                -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              64,929          2,033         52,139
                                                                                -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  519,827     $  180,521     $  326,703
                                                                                =============  =============  ============


                                                                                             JANUS          JANUS
                                                                                JANUS        ASPEN          ASPEN
                                                                                ASPEN        GLOBAL         GLOBAL
                                                                                ENTERPRISE   RESEARCH       RESEARCH
                                                                                SERVICE      INSTITUTIONAL  SERVICE
                                                                                CLASS        CLASS          CLASS
                                                                                SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   93,282    $  294,363     $  58,312
Changes From Operations:
   - Net investment income (loss)                                                     (658)        1,631           (20)
   - Net realized gain (loss) on investments                                        14,206           199           965
   - Net change in unrealized appreciation or depreciation on investments            1,477        55,315        10,451
                                                                                -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  15,025        57,145        11,396
Change From Unit Transactions:
   - Contract purchases                                                              3,895        15,137         5,715
   - Contract withdrawals                                                           (4,087)      (42,612)       (3,925)
   - Contract transfers                                                             (3,939)          418           797
                                                                                -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (4,131)      (27,057)        2,587
                                                                                -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             10,894        30,088        13,983
                                                                                -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                    104,176       324,451        72,295
Changes From Operations:
   - Net investment income (loss)                                                     (294)        2,843            85
   - Net realized gain (loss) on investments                                         4,749         7,800         9,841
   - Net change in unrealized appreciation or depreciation on investments           27,100        73,069         3,598
                                                                                -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  31,555        83,712        13,524
Change From Unit Transactions:
   - Contract purchases                                                              3,984        18,820         4,522
   - Contract withdrawals                                                          (13,051)      (44,813)       (7,170)
   - Contract transfers                                                             (1,490)      (11,316)      (33,829)
                                                                                -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (10,557)      (37,309)      (36,477)
                                                                                -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             20,998        46,403       (22,953)
                                                                                -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                                 $  125,174    $  370,854     $  49,342
                                                                                ===========  =============  ===========



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                                     LVIP
                                                                           JANUS       LVIP           LVIP           BLACKROCK
                                                                           ASPEN       BARON          BARON          EMERGING
                                                                           GLOBAL      GROWTH         GROWTH         MARKETS
                                                                           TECHNOLOGY  OPPORTUNITIES  OPPORTUNITIES  RPM
                                                                           SERVICE     STANDARD       SERVICE        STANDARD
                                                                           CLASS       CLASS          CLASS          CLASS
                                                                           SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 17,411    $  31,787      $ 255,228      $     --
Changes From Operations:
   - Net investment income (loss)                                                (57)         236          2,639            --
   - Net realized gain (loss) on investments                                     951        3,385         25,278            --
   - Net change in unrealized appreciation or depreciation on investments      1,985        2,182         24,807            --
                                                                           ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             2,879        5,803         52,724            --
Change From Unit Transactions:
   - Contract purchases                                                        1,713        1,728        107,189            --
   - Contract withdrawals                                                     (8,113)      (2,337)       (54,434)           --
   - Contract transfers                                                       (2,973)         285          8,950            --
                                                                           ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (9,373)        (324)        61,705            --
                                                                           ----------  -------------  -------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (6,494)       5,479        114,429            --
                                                                           ----------  -------------  -------------  ----------
NET ASSETS AT DECEMBER 31, 2012                                               10,917       37,266        369,657            --
Changes From Operations:
   - Net investment income (loss)                                                (43)         202             49           678
   - Net realized gain (loss) on investments                                     497       18,244         67,382           103
   - Net change in unrealized appreciation or depreciation on investments      3,125       19,157         99,288         1,470
                                                                           ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             3,579       37,603        166,719         2,251
Change From Unit Transactions:
   - Contract purchases                                                        1,101       27,421        169,141        50,803
   - Contract withdrawals                                                     (2,100)      (7,303)       (50,300)       (5,584)
   - Contract transfers                                                         (243)     137,620        (26,060)       48,902
                                                                           ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (1,242)     157,738         92,781        94,121
                                                                           ----------  -------------  -------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,337      195,341        259,500        96,372
                                                                           ----------  -------------  -------------  ----------
NET ASSETS AT DECEMBER 31, 2013                                             $ 13,254    $ 232,607      $ 629,157      $ 96,372
                                                                           ==========  =============  =============  ==========


                                                                           LVIP         LVIP                     LVIP
                                                                           BLACKROCK    BLACKROCK                CLARION
                                                                           EQUITY       INFLATION    LVIP        GLOBAL
                                                                           DIVIDEND     PROTECTED    CAPITAL     REAL
                                                                           RPM          BOND         GROWTH      ESTATE
                                                                           STANDARD     STANDARD     STANDARD    STANDARD
                                                                           CLASS        CLASS        CLASS       CLASS
                                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 177,536   $  209,956   $  69,732    $ 287,010
Changes From Operations:
   - Net investment income (loss)                                                  --       (1,008)       (325)      (1,986)
   - Net realized gain (loss) on investments                                      264        8,776         535       25,966
   - Net change in unrealized appreciation or depreciation on investments      28,372        8,202      15,176       51,285
                                                                           -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             28,636       15,970      15,386       75,265
Change From Unit Transactions:
   - Contract purchases                                                        17,984      126,035      79,420      122,366
   - Contract withdrawals                                                      (4,563)     (34,153)    (16,180)     (35,994)
   - Contract transfers                                                         2,968      101,268      36,538      (69,333)
                                                                           -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           16,389      193,150      99,778       17,039
                                                                           -----------  -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        45,025      209,120     115,164       92,304
                                                                           -----------  -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               222,561      419,076     184,896      379,314
Changes From Operations:
   - Net investment income (loss)                                               3,922        1,220        (708)      (2,517)
   - Net realized gain (loss) on investments                                    4,656       11,951       3,563       19,149
   - Net change in unrealized appreciation or depreciation on investments      42,828      (53,731)     78,301       (8,177)
                                                                           -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             51,406      (40,560)     81,156        8,455
Change From Unit Transactions:
   - Contract purchases                                                        93,225      145,114     118,073       85,566
   - Contract withdrawals                                                     (32,092)     (47,122)    (24,647)     (25,889)
   - Contract transfers                                                        79,110       93,510      (7,367)      74,995
                                                                           -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          140,243      191,502      86,059      134,672
                                                                           -----------  -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       191,649      150,942     167,215      143,127
                                                                           -----------  -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $ 414,210   $  570,018   $ 352,111    $ 522,441
                                                                           ===========  ===========  ==========  ===========


                                                                           LVIP                       LVIP         LVIP
                                                                           COLUMBIA                   DELAWARE     DELAWARE
                                                                           SMALL-MID     LVIP         DIVERSIFIED  FOUNDATION
                                                                           CAP GROWTH    DELAWARE     FLOATING     AGGRESSIVE
                                                                           RPM           BOND         RATE         ALLOCATION
                                                                           STANDARD      STANDARD     STANDARD     STANDARD
                                                                           CLASS         CLASS        CLASS        CLASS
                                                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  63,706   $ 2,735,968    $  75,854   $ 268,778
Changes From Operations:
   - Net investment income (loss)                                                (149)       53,112        1,977       4,432
   - Net realized gain (loss) on investments                                   12,618       125,008           16         313
   - Net change in unrealized appreciation or depreciation on investments      (7,512)          819        2,395      31,946
                                                                           -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              4,957       178,939        4,388      36,691
Change From Unit Transactions:
   - Contract purchases                                                         4,377       468,544       13,592      77,210
   - Contract withdrawals                                                      (3,444)     (368,272)      (9,067)     (9,720)
   - Contract transfers                                                       (52,681)      503,590       98,033       1,332
                                                                           -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (51,748)      603,862      102,558      68,822
                                                                           -----------  ------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (46,791)      782,801      106,946     105,513
                                                                           -----------  ------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2012                                                16,915     3,518,769      182,800     374,291
Changes From Operations:
   - Net investment income (loss)                                                 (83)       52,250        1,752       5,612
   - Net realized gain (loss) on investments                                      697        53,395           52       3,504
   - Net change in unrealized appreciation or depreciation on investments       3,729      (205,455)        (377)     68,943
                                                                           -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              4,343       (99,810)       1,427      78,059
Change From Unit Transactions:
   - Contract purchases                                                         5,376       575,062       87,667      47,655
   - Contract withdrawals                                                      (1,905)     (448,868)     (23,134)    (23,448)
   - Contract transfers                                                          (308)      256,055       82,911      86,141
                                                                           -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            3,163       382,249      147,444     110,348
                                                                           -----------  ------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         7,506       282,439      148,871     188,407
                                                                           -----------  ------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2013                                             $  24,421   $ 3,801,208    $ 331,671   $ 562,698
                                                                           ===========  ============  ===========  ==========



                                                                           LVIP
                                                                           DELAWARE
                                                                           GROWTH AND
                                                                           INCOME
                                                                           STANDARD
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  144,771
Changes From Operations:
   - Net investment income (loss)                                                 832
   - Net realized gain (loss) on investments                                    2,129
   - Net change in unrealized appreciation or depreciation on investments      18,137
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             21,098
Change From Unit Transactions:
   - Contract purchases                                                        11,888
   - Contract withdrawals                                                      (8,797)
   - Contract transfers                                                        (6,030)
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (2,939)
                                                                           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        18,159
                                                                           -----------
NET ASSETS AT DECEMBER 31, 2012                                               162,930
Changes From Operations:
   - Net investment income (loss)                                               2,684
   - Net realized gain (loss) on investments                                   10,714
   - Net change in unrealized appreciation or depreciation on investments      39,304
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             52,702
Change From Unit Transactions:
   - Contract purchases                                                        10,914
   - Contract withdrawals                                                     (12,284)
   - Contract transfers                                                        21,997
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           20,627
                                                                           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        73,329
                                                                           -----------
NET ASSETS AT DECEMBER 31, 2013                                            $  236,259
                                                                           ===========



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                           LVIP         LVIP           LVIP             LVIP
                                                                           DELAWARE     DELAWARE       DIMENSIONAL      DIMENSIONAL
                                                                           SOCIAL       SPECIAL        NON-U.S. EQUITY  U.S. EQUITY
                                                                           AWARENESS    OPPORTUNITIES  RPM              RPM
                                                                           STANDARD     STANDARD       STANDARD         STANDARD
                                                                           CLASS        CLASS          CLASS            CLASS
                                                                           SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 106,117    $   57,280       $   5,062      $   2,664
Changes From Operations:
   - Net investment income (loss)                                                 112           (37)            100             49
   - Net realized gain (loss) on investments                                    9,016         2,944             151             56
   - Net change in unrealized appreciation or depreciation on investments       6,451         3,378             692            537
                                                                           -----------  -------------  ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             15,579         6,285             943            642
Change From Unit Transactions:
   - Contract purchases                                                        10,902         7,232             755          2,300
   - Contract withdrawals                                                      (5,672)       (4,141)           (839)        (1,038)
   - Contract transfers                                                        (1,165)      (39,776)           (609)         1,542
                                                                           -----------  -------------  ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            4,065       (36,685)           (693)         2,804
                                                                           -----------  -------------  ---------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        19,644       (30,400)            250          3,446
                                                                           -----------  -------------  ---------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               125,761        26,880           5,312          6,110
Changes From Operations:
   - Net investment income (loss)                                               2,450         1,421           2,128          1,748
   - Net realized gain (loss) on investments                                    7,374        11,955             411          1,385
   - Net change in unrealized appreciation or depreciation on investments      47,799        13,234           7,189         23,542
                                                                           -----------  -------------  ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             57,623        26,610           9,728         26,675
Change From Unit Transactions:
   - Contract purchases                                                        30,343        73,852           6,272          9,496
   - Contract withdrawals                                                      (9,661)      (10,860)         (5,497)        (9,238)
   - Contract transfers                                                       129,844        53,907         131,695        233,085
                                                                           -----------  -------------  ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          150,526       116,899         132,470        233,343
                                                                           -----------  -------------  ---------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       208,149       143,509         142,198        260,018
                                                                           -----------  -------------  ---------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $ 333,910    $  170,389       $ 147,510      $ 266,128
                                                                           ===========  =============  ===============  ===========



                                                                           LVIP                                   LVIP
                                                                           DIMENSIONAL/  LVIP         LVIP        JPMORGAN
                                                                           VANGUARD      GLOBAL       JPMORGAN    MID CAP
                                                                           TOTAL BOND    INCOME       HIGH YIELD  VALUE RPM
                                                                           STANDARD      STANDARD     STANDARD    STANDARD
                                                                           CLASS         CLASS        CLASS       CLASS
                                                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  15,730    $ 200,343   $  72,827   $ 120,525
Changes From Operations:
   - Net investment income (loss)                                                1,296        4,741      10,726        (652)
   - Net realized gain (loss) on investments                                       107          612         323       2,409
   - Net change in unrealized appreciation or depreciation on investments         (451)      11,894      11,566      14,067
                                                                           ------------  -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 952       17,247      22,615      15,824
Change From Unit Transactions:
   - Contract purchases                                                         26,417      152,203     164,051       8,131
   - Contract withdrawals                                                       (4,909)     (43,488)    (19,527)     (7,148)
   - Contract transfers                                                         74,214        3,825      17,157      (3,416)
                                                                           ------------  -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            95,722      112,540     161,681      (2,433)
                                                                           ------------  -----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         96,674      129,787     184,296      13,391
                                                                           ------------  -----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2012                                                112,404      330,130     257,123     133,916
Changes From Operations:
   - Net investment income (loss)                                                2,146         (237)     20,564         225
   - Net realized gain (loss) on investments                                      (596)         296       1,550       9,648
   - Net change in unrealized appreciation or depreciation on investments       (6,922)     (11,922)       (500)     26,140
                                                                           ------------  -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              (5,372)     (11,863)     21,614      36,013
Change From Unit Transactions:
   - Contract purchases                                                        145,554      179,230     171,974      18,162
   - Contract withdrawals                                                      (92,001)     (59,015)    (33,078)    (10,564)
   - Contract transfers                                                         65,835       71,126      73,269      56,757
                                                                           ------------  -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           119,388      191,341     212,165      64,355
                                                                           ------------  -----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        114,016      179,478     233,779     100,368
                                                                           ------------  -----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2013                                              $ 226,420    $ 509,608   $ 490,902   $ 234,284
                                                                           ============  ===========  ==========  ==========



                                                                           LVIP          LVIP          LVIP          LVIP
                                                                           MANAGED       MANAGED       MANAGED       MANAGED
                                                                           RISK          RISK          RISK          RISK
                                                                           PROFILE 2010  PROFILE 2020  PROFILE 2030  PROFILE 2040
                                                                           STANDARD      STANDARD      STANDARD      STANDARD
                                                                           CLASS         CLASS         CLASS         CLASS
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  86,279    $  250,733    $  212,376     $ 103,499
Changes From Operations:
   - Net investment income (loss)                                               1,437         4,043         2,602         1,208
   - Net realized gain (loss) on investments                                    2,030         3,557         4,592         1,461
   - Net change in unrealized appreciation or depreciation on investments       3,267        11,646         7,675         4,021
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              6,734        19,246        14,869         6,690
Change From Unit Transactions:
   - Contract purchases                                                         5,001        32,697        14,383         6,264
   - Contract withdrawals                                                      (8,765)      (23,558)      (31,591)       (6,593)
   - Contract transfers                                                          (188)        4,463         1,376           232
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (3,952)       13,602       (15,832)          (97)
                                                                           ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,782        32,848          (963)        6,593
                                                                           ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                89,061       283,581       211,413       110,092
Changes From Operations:
   - Net investment income (loss)                                                (151)          667         1,471           695
   - Net realized gain (loss) on investments                                   24,327        36,026         7,834         5,600
   - Net change in unrealized appreciation or depreciation on investments     (20,287)      (17,919)       16,786         8,718
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              3,889        18,774        26,091        15,013
Change From Unit Transactions:
   - Contract purchases                                                            --         1,200        14,377         3,822
   - Contract withdrawals                                                     (93,167)     (183,642)      (38,569)       (5,488)
   - Contract transfers                                                           217          (217)          507       (17,306)
                                                                           ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (92,950)     (182,659)      (23,685)      (18,972)
                                                                           ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (89,061)     (163,885)        2,406        (3,959)
                                                                           ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $      --    $  119,696    $  213,819     $ 106,133
                                                                           ============  ============  ============  ============



                                                                           LVIP
                                                                           MANAGED
                                                                           RISK PROFILE
                                                                           CONSERVATIVE
                                                                           STANDARD
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  135,450
Changes From Operations:
   - Net investment income (loss)                                                5,932
   - Net realized gain (loss) on investments                                     1,192
   - Net change in unrealized appreciation or depreciation on investments        6,691
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              13,815
Change From Unit Transactions:
   - Contract purchases                                                         82,987
   - Contract withdrawals                                                      (15,152)
   - Contract transfers                                                         (2,806)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            65,029
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         78,844
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                                214,294
Changes From Operations:
   - Net investment income (loss)                                                4,461
   - Net realized gain (loss) on investments                                     4,361
   - Net change in unrealized appreciation or depreciation on investments       12,184
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              21,006
Change From Unit Transactions:
   - Contract purchases                                                         44,462
   - Contract withdrawals                                                      (13,653)
   - Contract transfers                                                          4,516
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            35,325
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         56,331
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                             $  270,625
                                                                           ============






See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                            LVIP         LVIP
                                                                            MANAGED      MANAGED       LVIP
                                                                            RISK         RISK          MFS            LVIP
                                                                            PROFILE      PROFILE       INTERNATIONAL  MFS
                                                                            GROWTH       MODERATE      GROWTH         VALUE
                                                                            STANDARD     STANDARD      STANDARD       STANDARD
                                                                            CLASS        CLASS         CLASS          CLASS
                                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 2,526,786   $ 2,206,929     $ 136,856    $   368,573
Changes From Operations:
   - Net investment income (loss)                                               49,315        70,161           656          6,963
   - Net realized gain (loss) on investments                                    14,134        17,743        (2,259)         6,701
   - Net change in unrealized appreciation or depreciation on investments      142,095       119,461        28,429         70,116
                                                                           ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             205,544       207,365        26,826         83,780
Change From Unit Transactions:
   - Contract purchases                                                        299,165       410,645        45,885        442,217
   - Contract withdrawals                                                     (247,112)     (239,852)      (17,396)       (73,077)
   - Contract transfers                                                       (317,022)       34,634       (24,124)       (34,359)
                                                                           ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (264,969)      205,427         4,365        334,781
                                                                           ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (59,425)      412,792        31,191        418,561
                                                                           ------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                              2,467,361     2,619,721       168,047        787,134
Changes From Operations:
   - Net investment income (loss)                                               34,902        37,865         1,305         15,965
   - Net realized gain (loss) on investments                                    33,672        49,474         1,449         37,284
   - Net change in unrealized appreciation or depreciation on investments      266,030       213,432        24,734        265,654
                                                                           ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             334,604       300,771        27,488        318,903
Change From Unit Transactions:
   - Contract purchases                                                        335,305       442,944        65,482        386,452
   - Contract withdrawals                                                     (208,750)     (335,361)      (24,512)       (87,742)
   - Contract transfers                                                         13,387        45,058        45,108        (68,220)
                                                                           ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           139,942       152,641        86,078        230,490
                                                                           ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        474,546       453,412       113,566        549,393
                                                                           ------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,941,907   $ 3,073,133     $ 281,613    $ 1,336,527
                                                                           ============  ============  =============  ============





                                                                                       LVIP                          LVIP
                                                                           LVIP        MONDRIAN        LVIP          SSGA
                                                                           MID-CAP     INTERNATIONAL   MONEY         BOND
                                                                           VALUE       VALUE           MARKET        INDEX
                                                                           STANDARD    STANDARD        STANDARD      STANDARD
                                                                           CLASS       CLASS           CLASS         CLASS
                                                                           SUBACCOUNT  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  32,025     $ 617,346    $  5,787,277    $ 188,183
Changes From Operations:
   - Net investment income (loss)                                               (106)       15,091         (38,078)       8,041
   - Net realized gain (loss) on investments                                     999       (16,731)             32          875
   - Net change in unrealized appreciation or depreciation on investments     11,942        57,890              --           58
                                                                           ----------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            12,835        56,250         (38,046)       8,974
Change From Unit Transactions:
   - Contract purchases                                                       16,089        59,121       4,834,475       30,042
   - Contract withdrawals                                                     (6,361)      (61,726)     (1,602,437)     (27,450)
   - Contract transfers                                                       35,745         1,961      (1,751,189)     187,268
                                                                           ----------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          45,473          (644)      1,480,849      189,860
                                                                           ----------  -------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       58,308        55,606       1,442,803      198,834
                                                                           ----------  -------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               90,333       672,952       7,230,080      387,017
Changes From Operations:
   - Net investment income (loss)                                               (329)       14,188         (43,386)       6,856
   - Net realized gain (loss) on investments                                  17,130         6,115              --          636
   - Net change in unrealized appreciation or depreciation on investments     22,219       118,711              --      (19,540)
                                                                           ----------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            39,020       139,014         (43,386)     (12,048)
Change From Unit Transactions:
   - Contract purchases                                                       42,247        55,430       3,929,302       93,242
   - Contract withdrawals                                                    (15,045)      (81,762)       (946,030)     (63,478)
   - Contract transfers                                                        6,448         7,379      (2,377,604)        (454)
                                                                           ----------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          33,650       (18,953)        605,668       29,310
                                                                           ----------  -------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       72,670       120,061         562,282       17,262
                                                                           ----------  -------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                            $ 163,003     $ 793,013    $  7,792,362    $ 404,279
                                                                           ==========  =============  =============  ===========




                                                                           LVIP          LVIP          LVIP           LVIP
                                                                           SSGA          SSGA          SSGA           SSGA
                                                                           CONSERVATIVE  CONSERVATIVE  DEVELOPED      EMERGING
                                                                           INDEX         STRUCTURED    INTERNATIONAL  MARKETS
                                                                           ALLOCATION    ALLOCATION    150            100
                                                                           STANDARD      STANDARD      STANDARD       STANDARD
                                                                           CLASS         CLASS         CLASS          CLASS
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $       --     $    --      $  46,128     $  169,301
Changes From Operations:
   - Net investment income (loss)                                                2,188          30            229          2,872
   - Net realized gain (loss) on investments                                    (2,426)          2            265          6,422
   - Net change in unrealized appreciation or depreciation on investments        4,794           5          3,971         10,342
                                                                           ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               4,556          37          4,465         19,636
Change From Unit Transactions:
   - Contract purchases                                                         91,320       1,478          4,639         28,200
   - Contract withdrawals                                                       (8,582)       (472)        (1,559)       (33,351)
   - Contract transfers                                                        227,888           4        (35,649)       (40,539)
                                                                           ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           310,626       1,010        (32,569)       (45,690)
                                                                           ------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        315,182       1,047        (28,104)       (26,054)
                                                                           ------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                315,182       1,047         18,024        143,247
Changes From Operations:
   - Net investment income (loss)                                                1,368          66            588          3,760
   - Net realized gain (loss) on investments                                     6,344           7          1,224         (5,748)
   - Net change in unrealized appreciation or depreciation on investments        7,253         100          2,169         (1,009)
                                                                           ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              14,965         173          3,981         (2,997)
Change From Unit Transactions:
   - Contract purchases                                                          1,435       3,541         21,524        107,947
   - Contract withdrawals                                                      (15,498)       (855)       (13,984)       (53,797)
   - Contract transfers                                                       (142,640)         87            196          8,255
                                                                           ------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (156,703)      2,773          7,736         62,405
                                                                           ------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (141,738)      2,946         11,717         59,408
                                                                           ------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $  173,444     $ 3,993      $  29,741     $  202,655
                                                                           ============  ============  =============  ===========



                                                                           LVIP
                                                                           SSGA
                                                                           GLOBAL
                                                                           TACTICAL
                                                                           ALLOCATION
                                                                           RPM
                                                                           STANDARD
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   773,158
Changes From Operations:
   - Net investment income (loss)                                               30,105
   - Net realized gain (loss) on investments                                       880
   - Net change in unrealized appreciation or depreciation on investments       61,352
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              92,337
Change From Unit Transactions:
   - Contract purchases                                                        169,832
   - Contract withdrawals                                                      (60,248)
   - Contract transfers                                                         80,629
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           190,213
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        282,550
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                              1,055,708
Changes From Operations:
   - Net investment income (loss)                                               11,307
   - Net realized gain (loss) on investments                                    33,124
   - Net change in unrealized appreciation or depreciation on investments       34,934
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              79,365
Change From Unit Transactions:
   - Contract purchases                                                        109,067
   - Contract withdrawals                                                      (50,569)
   - Contract transfers                                                       (408,569)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (350,071)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (270,706)
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                            $   785,002
                                                                           ============




See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                      LVIP        LVIP
                                                                           LVIP           LVIP        SSGA        SSGA
                                                                           SSGA           SSGA        MODERATE    MODERATE
                                                                           INTERNATIONAL  LARGE       INDEX       STRUCTURED
                                                                           INDEX          CAP 100     ALLOCATION  ALLOCATION
                                                                           STANDARD       STANDARD    STANDARD    STANDARD
                                                                           CLASS          CLASS       CLASS       CLASS
                                                                           SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 15,357     $  72,442   $  23,054   $ 142,307
Changes From Operations:
   - Net investment income (loss)                                                 263         3,045       1,296       9,577
   - Net realized gain (loss) on investments                                       98        10,149         126       2,181
   - Net change in unrealized appreciation or depreciation on investments       2,442           243       1,898       7,614
                                                                           -------------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              2,803        13,437       3,320      19,372
Change From Unit Transactions:
   - Contract purchases                                                         3,887        20,154      90,243     161,926
   - Contract withdrawals                                                      (2,057)      (11,593)    (17,950)    (67,329)
   - Contract transfers                                                        (1,915)      139,429          --      14,052
                                                                           -------------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (85)      147,990      72,293     108,649
                                                                           -------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,718       161,427      75,613     128,021
                                                                           -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2012                                                18,075       233,869      98,667     270,328
Changes From Operations:
   - Net investment income (loss)                                                 736         6,909       3,653       9,606
   - Net realized gain (loss) on investments                                      268        23,793       1,170       9,387
   - Net change in unrealized appreciation or depreciation on investments       4,646        58,020      17,680      26,292
                                                                           -------------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              5,650        88,722      22,503      45,285
Change From Unit Transactions:
   - Contract purchases                                                         8,989        72,715     218,392     198,589
   - Contract withdrawals                                                      (2,526)      (24,214)    (42,167)    (51,472)
   - Contract transfers                                                        26,732           655      25,135      17,632
                                                                           -------------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           33,195        49,156     201,360     164,749
                                                                           -------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        38,845       137,878     223,863     210,034
                                                                           -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2013                                              $ 56,920     $ 371,747   $ 322,530   $ 480,362
                                                                           =============  ==========  ==========  ==========



                                                                           LVIP        LVIP
                                                                           SSGA        SSGA
                                                                           MODERATELY  MODERATELY  LVIP          LVIP
                                                                           AGGRESSIVE  AGGRESSIVE  SSGA          SSGA
                                                                           INDEX       STRUCTURED  S&P 500       SMALL-CAP
                                                                           ALLOCATION  ALLOCATION  INDEX         INDEX
                                                                           STANDARD    STANDARD    STANDARD      STANDARD
                                                                           CLASS       CLASS       CLASS         CLASS
                                                                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  34,544   $  10,097   $   386,401    $ 107,921
Changes From Operations:
   - Net investment income (loss)                                              1,689         748         3,500          115
   - Net realized gain (loss) on investments                                     275         131         7,607        6,674
   - Net change in unrealized appreciation or depreciation on investments      4,992         686        54,849        7,590
                                                                           ----------  ----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             6,956       1,565        65,956       14,379
Change From Unit Transactions:
   - Contract purchases                                                       36,328      17,894       105,565       16,574
   - Contract withdrawals                                                    (11,548)     (4,079)      (54,914)      (7,520)
   - Contract transfers                                                       20,999         (17)      173,585      (35,072)
                                                                           ----------  ----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          45,779      13,798       224,236      (26,018)
                                                                           ----------  ----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       52,735      15,363       290,192      (11,639)
                                                                           ----------  ----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               87,279      25,460       676,593       96,282
Changes From Operations:
   - Net investment income (loss)                                              2,103      10,486        15,409          597
   - Net realized gain (loss) on investments                                   1,369         798        26,571       15,464
   - Net change in unrealized appreciation or depreciation on investments     15,482      13,342       217,498       35,289
                                                                           ----------  ----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            18,954      24,626       259,478       51,350
Change From Unit Transactions:
   - Contract purchases                                                       85,730     333,925       304,054       71,018
   - Contract withdrawals                                                    (25,860)    (32,908)     (100,323)     (14,704)
   - Contract transfers                                                       21,398     131,039       234,929        7,688
                                                                           ----------  ----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          81,268     432,056       438,660       64,002
                                                                           ----------  ----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      100,222     456,682       698,138      115,352
                                                                           ----------  ----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                            $ 187,501   $ 482,142   $ 1,374,731    $ 211,634
                                                                           ==========  ==========  ============  ===========




                                                                                                       LVIP
                                                                           LVIP         LVIP           T. ROWE PRICE
                                                                           SSGA         T. ROWE PRICE  STRUCTURED     LVIP
                                                                           SMALL-MID    GROWTH         MID-CAP        TEMPLETON
                                                                           CAP 200      STOCK          GROWTH         GROWTH RPM
                                                                           STANDARD     STANDARD       STANDARD       STANDARD
                                                                           CLASS        CLASS          CLASS          CLASS
                                                                           SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  36,130    $   88,543     $ 225,631       $  62,376
Changes From Operations:
   - Net investment income (loss)                                                 790          (990)       (1,836)          1,019
   - Net realized gain (loss) on investments                                    3,898         1,692        12,312             571
   - Net change in unrealized appreciation or depreciation on investments         128        21,621        27,154          11,349
                                                                           -----------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              4,816        22,323        37,630          12,939
Change From Unit Transactions:
   - Contract purchases                                                         5,998       140,295        85,258          11,072
   - Contract withdrawals                                                     (10,542)      (22,554)      (13,476)         (6,906)
   - Contract transfers                                                           188        38,836         7,481          (3,999)
                                                                           -----------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (4,356)      156,577        79,263             167
                                                                           -----------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           460       178,900       116,893          13,106
                                                                           -----------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                36,590       267,443       342,524          75,482
Changes From Operations:
   - Net investment income (loss)                                               3,658        (1,705)       (2,578)          1,034
   - Net realized gain (loss) on investments                                   11,278        11,009        13,138           1,500
   - Net change in unrealized appreciation or depreciation on investments       8,377        94,399       121,148          15,752
                                                                           -----------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             23,313       103,703       131,708          18,286
Change From Unit Transactions:
   - Contract purchases                                                        97,089        42,024       117,885          42,658
   - Contract withdrawals                                                     (10,598)      (22,980)      (16,526)        (14,542)
   - Contract transfers                                                        15,292       (18,136)          942           6,296
                                                                           -----------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          101,783           908       102,301          34,412
                                                                           -----------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       125,096       104,611       234,009          52,698
                                                                           -----------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 161,686    $  372,054     $ 576,533       $ 128,180
                                                                           ===========  =============  =============  ============





                                                                           LVIP
                                                                           UBS
                                                                           LARGE CAP
                                                                           GROWTH RPM
                                                                           STANDARD
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 141,995
Changes From Operations:
   - Net investment income (loss)                                                (848)
   - Net realized gain (loss) on investments                                    2,299
   - Net change in unrealized appreciation or depreciation on investments      21,376
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             22,827
Change From Unit Transactions:
   - Contract purchases                                                        17,812
   - Contract withdrawals                                                     (14,528)
   - Contract transfers                                                        14,180
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           17,464
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        40,291
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                               182,286
Changes From Operations:
   - Net investment income (loss)                                              (1,012)
   - Net realized gain (loss) on investments                                    4,299
   - Net change in unrealized appreciation or depreciation on investments      42,741
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             46,028
Change From Unit Transactions:
   - Contract purchases                                                        15,068
   - Contract withdrawals                                                     (15,792)
   - Contract transfers                                                         3,413
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            2,689
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        48,717
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 231,003
                                                                           ============




See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            LVIP        LVIP
                                                                            VANGUARD    VANGUARD
                                                                            DOMESTIC    INTERNATIONAL
                                                                            EQUITY ETF  EQUITY ETF
                                                                            STANDARD    STANDARD       M CAPITAL     M INTERNATIONAL
                                                                            CLASS       CLASS          APPRECIATION  EQUITY
                                                                            SUBACCOUNT  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $     --    $   1,400        $ 1,867       $ 2,709
Changes From Operations:
   - Net investment income (loss)                                                 103          357             (3)           61
   - Net realized gain (loss) on investments                                       19            8            172            (9)
   - Net change in unrealized appreciation or depreciation on investments         410          391            170           599
                                                                            ----------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                532          756            339           651
Change From Unit Transactions:
   - Contract purchases                                                        10,755        5,888            581           871
   - Contract withdrawals                                                      (1,591)      (1,137)          (187)         (282)
   - Contract transfers                                                             3        2,884             50            68
                                                                            ----------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            9,167        7,635            444           657
                                                                            ----------  -------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         9,699        8,391            783         1,308
                                                                            ----------  -------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 9,699        9,791          2,650         4,017
Changes From Operations:
   - Net investment income (loss)                                                 369        2,390            (16)           91
   - Net realized gain (loss) on investments                                      425          662            408            65
   - Net change in unrealized appreciation or depreciation on investments       5,861       10,297            608           583
                                                                            ----------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              6,655       13,349          1,000           739
Change From Unit Transactions:
   - Contract purchases                                                        30,489      137,656            581           871
   - Contract withdrawals                                                      (5,564)     (13,625)          (191)         (280)
   - Contract transfers                                                         8,193         (700)          (461)         (187)
                                                                            ----------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           33,118      123,331            (71)          404
                                                                            ----------  -------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        39,773      136,680            929         1,143
                                                                            ----------  -------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 49,472    $ 146,471        $ 3,579       $ 5,160
                                                                            ==========  =============  ============  ===============






                                                                                                       MFS VIT      MFS VIT
                                                                                                       CORE EQUITY  GROWTH
                                                                            M LARGE CAP  M LARGE CAP   INITIAL      INITIAL
                                                                            GROWTH       VALUE         CLASS        CLASS
                                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 3,687       $3,803       $ 5,012    $ 543,039
Changes From Operations:
   - Net investment income (loss)                                                 (20)          11            20       (3,084)
   - Net realized gain (loss) on investments                                      144           59           974       35,156
   - Net change in unrealized appreciation or depreciation on investments         612          636          (234)      59,571
                                                                            -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                736          706           760       91,643
Change From Unit Transactions:
   - Contract purchases                                                         1,162        1,162         2,276       61,546
   - Contract withdrawals                                                        (375)        (374)         (346)     (52,971)
   - Contract transfers                                                          (214)        (204)       (5,963)       2,063
                                                                            -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              573          584        (4,033)      10,638
                                                                            -----------  ------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,309        1,290        (3,273)     102,281
                                                                            -----------  ------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2012                                                 4,996        5,093         1,739      645,320
Changes From Operations:
   - Net investment income (loss)                                                   4          135            26       (1,571)
   - Net realized gain (loss) on investments                                      517          736            28       46,919
   - Net change in unrealized appreciation or depreciation on investments       1,396          888           804      159,836
                                                                            -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,917        1,759           858      205,184
Change From Unit Transactions:
   - Contract purchases                                                         1,162        1,162         2,177       67,622
   - Contract withdrawals                                                        (375)        (377)         (281)     (62,152)
   - Contract transfers                                                          (215)        (372)           --      (41,244)
                                                                            -----------  ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              572          413         1,896      (35,774)
                                                                            -----------  ------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,489        2,172         2,754      169,410
                                                                            -----------  ------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2013                                               $ 7,485       $7,265       $ 4,493    $ 814,730
                                                                            ===========  ============  ===========  ==========





                                                                            MFS VIT
                                                                            TOTAL          MFS VIT      NB AMT       NB AMT
                                                                            RETURN         UTILITIES    LARGE CAP    MID CAP
                                                                            INITIAL        INITIAL      VALUE I      GROWTH I
                                                                            CLASS          CLASS        CLASS        CLASS
                                                                            SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,216,199   $ 1,421,990    $ 109,326   $ 1,229,619
Changes From Operations:
   - Net investment income (loss)                                                25,052        51,405           94        (7,867)
   - Net realized gain (loss) on investments                                     24,686        82,189          273       115,166
   - Net change in unrealized appreciation or depreciation on investments        72,324        (1,538)      17,139        32,743
                                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              122,062       132,056       17,506       140,042
Change From Unit Transactions:
   - Contract purchases                                                         135,717       119,783          915        82,772
   - Contract withdrawals                                                      (158,500)     (650,532)      (4,974)     (112,043)
   - Contract transfers                                                        (141,641)     (106,998)         380      (159,416)
                                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (164,424)     (637,747)      (3,679)     (188,687)
                                                                            ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (42,362)     (505,691)      13,827       (48,645)
                                                                            ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2012                                               1,173,837       916,299      123,153     1,180,974
Changes From Operations:
   - Net investment income (loss)                                                15,823        18,758        1,148        (6,683)
   - Net realized gain (loss) on investments                                     33,355        44,175        2,421       217,675
   - Net change in unrealized appreciation or depreciation on investments       162,286       126,398       33,541       149,389
                                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              211,464       189,331       37,110       360,381
Change From Unit Transactions:
   - Contract purchases                                                         104,124       124,695        1,165        49,245
   - Contract withdrawals                                                      (181,885)     (100,513)      (5,494)      (85,317)
   - Contract transfers                                                          52,795        96,907       (2,960)      (70,797)
                                                                            ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (24,966)      121,089       (7,289)     (106,869)
                                                                            ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         186,498       310,420       29,821       253,512
                                                                            ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 1,360,335   $ 1,226,719    $ 152,974   $ 1,434,486
                                                                            ============  ============  ===========  ============





                                                                            NB AMT
                                                                            MID CAP
                                                                            INTRINSIC
                                                                            VALUE I
                                                                            CLASS
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  290,620
Changes From Operations:
   - Net investment income (loss)                                                   31
   - Net realized gain (loss) on investments                                    85,982
   - Net change in unrealized appreciation or depreciation on investments      (42,910)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              43,103
Change From Unit Transactions:
   - Contract purchases                                                         29,572
   - Contract withdrawals                                                      (25,976)
   - Contract transfers                                                         (7,597)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (4,001)
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         39,102
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2012                                                329,722
Changes From Operations:
   - Net investment income (loss)                                                2,078
   - Net realized gain (loss) on investments                                    11,182
   - Net change in unrealized appreciation or depreciation on investments       96,809
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             110,069
Change From Unit Transactions:
   - Contract purchases                                                         23,942
   - Contract withdrawals                                                      (31,797)
   - Contract transfers                                                        (21,689)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (29,544)
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         80,525
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2013                                             $  410,247
                                                                            ===========





See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                     PIMCO
                                                                                                     VIT
                                                                                                     COMMODITY-      PUTNAM
                                                                                                     REALRETURN      VT
                                                                                                     STRATEGY        GLOBAL
                                                                                                     ADMINISTRATIVE  HEALTH CARE
                                                                                                     CLASS           CLASS IB
                                                                                                     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                                          $ 301,643      $  60,424
Changes From Operations:
   - Net investment income (loss)                                                                         10,252            371
   - Net realized gain (loss) on investments                                                              10,655          7,968
   - Net change in unrealized appreciation or depreciation on investments                                  1,139          4,507
                                                                                                     --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                           22,046         12,846
Change From Unit Transactions:
   - Contract purchases                                                                                  228,520          5,507
   - Contract withdrawals                                                                                (56,761)        (5,887)
   - Contract transfers                                                                                   11,497           (918)
                                                                                                     --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                   183,256         (1,298)
                                                                                                     --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                  205,302         11,548
                                                                                                     --------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                                          506,945         71,972
Changes From Operations:
   - Net investment income (loss)                                                                          6,743            440
   - Net realized gain (loss) on investments                                                              (9,177)         3,767
   - Net change in unrealized appreciation or depreciation on investments                                (96,043)        25,548
                                                                                                     --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          (98,477)        29,755
Change From Unit Transactions:
   - Contract purchases                                                                                  224,565          5,354
   - Contract withdrawals                                                                                (68,905)        (3,732)
   - Contract transfers                                                                                  185,373         (1,205)
                                                                                                     --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                   341,033            417
                                                                                                     --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                  242,556         30,172
                                                                                                     --------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                                                        $ 749,501      $ 102,144
                                                                                                     ==============  ===========




                                                                                                     PUTNAM
                                                                                                     VT
                                                                                                     GROWTH &
                                                                                                     INCOME
                                                                                                     CLASS IB
                                                                                                     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                                         $ 16,262
Changes From Operations:
   - Net investment income (loss)                                                                          188
   - Net realized gain (loss) on investments                                                            (3,072)
   - Net change in unrealized appreciation or depreciation on investments                                5,865
                                                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          2,981
Change From Unit Transactions:
   - Contract purchases                                                                                    287
   - Contract withdrawals                                                                                 (460)
   - Contract transfers                                                                                     --
                                                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                    (173)
                                                                                                     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                  2,808
                                                                                                     ----------
NET ASSETS AT DECEMBER 31, 2012                                                                         19,070
Changes From Operations:
   - Net investment income (loss)                                                                          262
   - Net realized gain (loss) on investments                                                               109
   - Net change in unrealized appreciation or depreciation on investments                                6,289
                                                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                          6,660
Change From Unit Transactions:
   - Contract purchases                                                                                    271
   - Contract withdrawals                                                                                 (512)
   - Contract transfers                                                                                     --
                                                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                    (241)
                                                                                                     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                  6,419
                                                                                                     ----------
NET ASSETS AT DECEMBER 31, 2013                                                                       $ 25,489
                                                                                                     ==========



See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

-VUL-I                -Lincoln Momentum
-Lincoln VUL(CV)      VUL(ONE)
-Lincoln VUL(CV)-II   -Lincoln VUL(ONE) 2005
-Lincoln VUL(CV)-III  -Lincoln Momentum
-Lincoln VUL(CV)-IV   VUL(ONE) 2005
-Lincoln VUL(DB)      -Lincoln VUL(ONE) 2007
-Lincoln VUL(DB)-II   -Lincoln AssetEdge
-Lincoln VUL(DB)-IV   VUL
-Lincoln VUL(ONE)     -Lincoln VUL(ONE) 2010


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred nineteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Investment Grade Bond Initial Class Portfolio Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Diversified Income Series I Fund
   Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
   Janus Aspen Balanced Institutional Class Portfolio
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio
   Janus Aspen Global Research Institutional Class Portfolio
   Janus Aspen Global Research Service Class Portfolio
   Janus Aspen Global Technology Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
   LVIP Dimensional U.S. Equity RPM Standard Class Fund
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund**
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund
   LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund
   M Large Cap Value Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
   NB AMT Mid Cap Intrinsic Value I Class Portfolio

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company.
** Available fund with no money invested at December 31, 2013.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.



Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio        DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund               LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund                LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund              LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund           LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                          LVIP Templeton Growth RPM Standard Class Fund

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


PREVIOUS FUND NAME                                                     NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation Standard Class Fund                    LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                      NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                       NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013.

Also during 2013, the following funds changed their names:

PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Franchise Series I Fund              Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio                  Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund                  LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                      LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund                                     M Large Cap Value Fund



2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fifteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.
- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.
- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.
- Lincoln VUL(ONE) 2010. - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2013 and 2012, amounted to $906,871 and $866,289, respectively.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company charges a monthly administrative fee which varies by product and policy year. Refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2013 and 2012, totaled $1,568,000 and $1,344,801, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2013 and 2012, amounted to $3,569,999 and $3,452,449, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2013 and 2012, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007, Lincoln AssetEdge VUL and Lincoln VUL(ONE) 2010. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2013 and 2012, surrender charges and partial surrender administrative charges totaled $390,573 and $324,312, respectively.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
             2013                      0.10%       0.90%      $ 10.69     $19.73        78,957  $ 1,117,897     22.16%      23.09%
             2012                      0.10%       0.90%         8.93      16.13        64,549      745,752     12.50%      13.38%
             2011                      0.10%       0.90%         7.87      14.32        52,259      541,066    -23.92%     -23.33%
             2010                      0.10%       0.90%        10.27      18.79        41,410      565,931     17.87%      18.87%
             2009                      0.10%       0.90%        10.37      15.92        28,355      337,520     52.11%      52.72%
ABVPSF GROWTH AND INCOME CLASS A
             2013                      0.10%       0.90%        12.85      23.89        64,674    1,194,801     33.76%      34.76%
             2012                      0.10%       0.90%         9.58      17.83        56,026      770,618     16.47%      17.35%
             2011                      0.10%       0.90%         8.20      15.29        50,136      605,368      5.36%       6.20%
             2010                      0.10%       0.90%         7.75      14.49        47,833      551,128     12.08%      13.09%
             2009                      0.10%       0.90%         9.27      12.91        49,652      506,097     19.74%      20.22%
ABVPSF INTERNATIONAL VALUE CLASS A
             2013                      0.10%       0.90%         7.08      14.44        62,054      633,061     21.90%      22.82%
             2012                      0.10%       0.90%         5.79      10.33        60,104      498,588     13.51%      14.36%
             2011                      0.10%       0.90%         5.08       9.04        48,763      338,722    -19.98%     -19.27%
             2010                      0.10%       0.90%         6.33       8.17        40,701      337,146      3.66%       4.59%
             2009                      0.10%       0.90%         7.74       7.85        34,431      267,681     33.47%      34.01%
ABVPSF LARGE CAP GROWTH CLASS A
             2013                      0.35%       0.90%        14.83      20.02         8,551      137,511     36.12%      36.87%
             2012                      0.35%       0.90%        12.34      15.43         9,798      120,127     15.33%      15.98%
             2011                      0.35%       0.90%        10.70      13.36         9,149      105,487     -3.91%      -3.52%
             2010                      0.50%       0.90%        11.14      13.88         8,966      108,899      9.11%       9.55%
             2009                      0.50%       0.90%        10.21      12.70         9,476      105,643     36.28%      36.83%



                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
             2013      0.28%
             2012      0.00%
             2011      0.60%
             2010      2.04%
             2009      0.00%
ABVPSF GROWTH AND INCOME CLASS A
             2013      1.27%
             2012      1.64%
             2011      1.35%
             2010      0.00%
             2009      4.13%
ABVPSF INTERNATIONAL VALUE CLASS A
             2013      6.37%
             2012      1.88%
             2011      4.64%
             2010      3.38%
             2009      1.36%
ABVPSF LARGE CAP GROWTH CLASS A
             2013      0.07%
             2012      0.30%
             2011      0.33%
             2010      0.48%
             2009      0.16%


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS A
             2013                      0.10%       0.90%      $ 14.25     $36.44        54,950  $ 1,104,534     36.82%      37.85%
             2012                      0.10%       0.90%        10.90      26.59        52,509      752,793     17.68%      18.57%
             2011                      0.10%       0.90%         9.24      22.56        44,878      649,444     -9.21%      -8.48%
             2010                      0.10%       0.90%        10.14      24.81        39,193      644,863     25.76%      26.85%
             2009                      0.10%       0.90%        11.79      19.70        32,856      448,130     41.55%      42.15%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
             2013                      0.10%       0.90%        11.19      14.78        50,761      694,098     -9.04%      -8.33%
             2012                      0.10%       0.90%        12.24      16.19        50,921      766,031      6.58%       7.44%
             2011                      0.10%       0.90%        11.42      15.13        52,516      738,801     11.09%      11.99%
             2010                      0.10%       0.90%        11.06      13.56        57,728      740,187      4.42%       5.26%
             2009                      0.10%       0.90%        11.94      12.94        53,233      653,850      9.46%       9.90%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013                      0.10%       0.90%        13.64      24.70        99,364    2,100,334     28.02%      29.04%
             2012                      0.10%       0.90%        11.05      19.22        92,051    1,511,241     21.46%      22.38%
             2011                      0.10%       0.90%         9.03      15.76        74,842    1,042,047     -9.71%      -9.01%
             2010                      0.10%       0.90%         9.92      17.38        64,313    1,008,246     10.74%      11.74%
             2009                      0.10%       0.90%        13.98      15.63        57,079      817,024     41.03%      41.59%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013                      0.10%       0.90%        11.32      36.18       124,075    2,473,385     27.13%      28.09%
             2012                      0.10%       0.90%         8.88      28.41       111,748    1,786,756     17.12%      18.00%
             2011                      0.10%       0.90%         7.56      24.22        99,788    1,430,664    -19.87%     -19.21%
             2010                      0.10%       0.90%         9.40      30.18        85,240    1,578,851     21.32%      22.39%
             2009                      0.10%       0.90%        13.64      24.84        79,008    1,214,359     59.85%      60.49%
AMERICAN FUNDS GROWTH CLASS 2
             2013                      0.10%       0.90%        13.38      27.21       405,557    7,623,548     28.94%      29.95%
             2012                      0.10%       0.90%        10.34      21.07       385,388    5,692,315     16.83%      17.77%
             2011                      0.10%       0.90%         8.83      18.01       373,590    4,891,356     -5.14%      -4.38%
             2010                      0.10%       0.90%         9.26      18.95       380,500    5,164,737     17.62%      18.57%
             2009                      0.10%       0.90%         8.40      16.09       378,040    4,357,191     38.16%      38.73%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013                      0.10%       0.90%        13.10      24.69       342,412    6,124,453     32.30%      33.36%
             2012                      0.10%       0.90%         9.87      18.63       335,267    4,554,797     16.43%      17.36%
             2011                      0.10%       0.90%         8.46      15.98       321,220    3,831,681     -2.71%      -1.94%
             2010                      0.10%       0.90%         8.66      16.40       305,129    3,792,386     10.43%      11.34%
             2009                      0.10%       0.90%        10.57      14.83       295,753    3,339,574     30.06%      30.59%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013                      0.10%       0.90%        11.18      29.02       254,075    4,317,235     20.55%      21.51%
             2012                      0.10%       0.90%         9.20      24.04       221,936    3,421,511     16.85%      17.79%
             2011                      0.10%       0.90%         7.81      20.54       183,504    2,592,527    -14.74%     -14.05%
             2010                      0.10%       0.90%         9.09      24.05       160,200    2,728,011      6.27%       7.13%
             2009                      0.10%       0.90%        14.35      22.60       138,716    2,282,616     41.79%      42.36%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013                      0.10%       0.90%        11.73      15.68       170,480    2,494,754     13.73%      14.58%
             2012                      0.10%       0.90%        11.72      13.69       138,330    1,781,916      9.29%      10.23%
             2011                      0.10%       0.90%        11.31      12.42        59,121      703,733     -4.36%      -3.54%
             2010                      0.10%       0.90%        12.70      12.76        37,390      474,129      9.07%       9.40%
             2009          8/24/09     0.60%       0.90%        11.64      11.67        22,059      257,006      0.60%       7.95%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013                      0.10%       0.90%        10.80      17.98       108,170    1,655,108     -2.15%      -1.35%
             2012                      0.10%       0.90%        11.76      18.30       100,818    1,622,679      6.23%       7.09%
             2011                      0.10%       0.90%        11.01      17.16        89,383    1,366,888      5.44%       6.27%
             2010                      0.10%       0.90%        12.69      16.21        75,462    1,129,048      7.09%       7.94%
             2009                      0.10%       0.90%        13.72      15.08        59,141      828,991     25.82%      26.33%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
             2013                      0.10%       0.90%        10.10      48.55       126,344    2,486,616      9.15%      10.04%
             2012                      0.10%       0.90%         9.20      44.48       117,681    2,078,791     13.42%      14.34%
             2011                      0.10%       0.90%         8.05      39.22        80,135    1,472,084    -20.50%     -19.86%
             2010                      0.10%       0.90%        10.04      49.33        67,914    1,827,002     17.43%      18.38%
             2009                      0.10%       0.90%        18.76      42.01        66,774    1,576,932     76.52%      77.23%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS A
             2013      0.60%
             2012      0.55%
             2011      0.47%
             2010      0.41%
             2009      1.08%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
             2013      1.79%
             2012      2.63%
             2011      4.24%
             2010      1.84%
             2009      2.10%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013      1.32%
             2012      0.99%
             2011      1.38%
             2010      1.55%
             2009      1.48%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013      0.87%
             2012      1.35%
             2011      1.32%
             2010      1.74%
             2009      0.28%
AMERICAN FUNDS GROWTH CLASS 2
             2013      0.96%
             2012      0.81%
             2011      0.62%
             2010      0.74%
             2009      0.67%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013      1.40%
             2012      1.67%
             2011      1.60%
             2010      1.52%
             2009      1.67%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013      1.42%
             2012      1.61%
             2011      1.85%
             2010      2.14%
             2009      1.57%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013      1.28%
             2012      2.58%
             2011      2.79%
             2010      1.48%
             2009      2.10%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013      2.25%
             2012      3.12%
             2011      3.84%
             2010      4.54%
             2009      5.60%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
             2013      1.65%
             2012      0.95%
             2011      2.02%
             2010      0.65%
             2009      1.26%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013                      0.10%       0.90%      $ 12.25     $30.47        65,510  $ 1,272,465      8.24%       9.12%
             2012                      0.10%       0.90%        13.13      28.10        63,330    1,174,624     16.77%      17.72%
             2011                      0.10%       0.90%        11.18      24.03        56,887      991,286      1.46%       2.27%
             2010                      0.10%       0.90%        12.43      23.65        53,993      939,073     14.28%      15.23%
             2009                      0.10%       0.90%        13.35      20.66        51,756      793,299     47.64%      48.23%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013                      0.10%       0.90%        10.21      13.02        74,240      828,924     -1.95%      -1.17%
             2012                      0.10%       0.90%        10.72      13.22        50,367      598,864      1.85%       2.65%
             2011                      0.10%       0.90%        10.99      12.93        31,485      374,035      1.99%       2.76%
             2010                      0.10%       0.90%        11.62      12.63        17,267      206,369      3.50%       4.43%
             2009                      0.10%       0.90%        12.01      12.15         7,323       86,987     11.95%      12.25%
DELAWARE VIP REIT STANDARD CLASS
             2013                      0.10%       0.90%        11.81      29.83        75,114    1,339,968      1.23%       1.99%
             2012                      0.10%       0.90%        11.61      29.47        66,407    1,240,350     15.89%      16.78%
             2011                      0.10%       0.90%        12.26      27.78        65,341    1,098,678      9.96%      10.80%
             2010                      0.10%       0.90%        12.24      25.22        63,369      996,824     25.85%      26.35%
             2009                      0.50%       0.90%         9.69      20.01        61,045      777,000     22.21%      22.73%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013                      0.10%       0.90%        14.07      35.55       110,465    2,176,689     32.31%      33.39%
             2012                      0.10%       0.90%        11.33      29.92        98,683    1,481,764     12.88%      13.78%
             2011                      0.10%       0.90%        10.01      26.48        87,350    1,387,432     -2.22%      -1.45%
             2010                      0.10%       0.90%        10.21      27.06        71,604    1,414,000     31.09%      31.61%
             2009                      0.50%       0.90%        11.28      20.62        66,718    1,065,649     30.65%      31.23%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013                      0.15%       0.90%        14.56      34.80        68,940    1,462,262     40.06%      41.11%
             2012                      0.15%       0.90%        13.35      24.81        66,244    1,015,118     10.03%      10.86%
             2011                      0.15%       0.90%        10.63      22.52        53,287      843,893      7.16%       7.75%
             2010          10/8/10     0.35%       0.90%         9.91      20.98        55,045      785,041     13.54%      13.68%
DELAWARE VIP TREND STANDARD CLASS
             2009                      0.50%       0.90%         7.28      15.42        69,594      713,270     53.34%      53.96%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
             2013                      0.10%       0.90%        16.43      24.04        29,183      592,729     33.55%      34.59%
             2012                      0.10%       0.90%        12.21      17.97        21,997      346,105     15.19%      16.09%
             2011                      0.10%       0.90%        10.52      15.58        11,509      162,547      6.66%       7.50%
             2010                      0.10%       0.90%        10.94      14.59        10,260      134,057     12.88%      13.48%
             2009                      0.50%       0.90%         9.64      12.90        13,108      151,357     42.01%      42.58%
DELAWARE VIP VALUE STANDARD CLASS
             2013                      0.15%       0.90%        13.08      26.87        66,184    1,277,632     32.49%      33.49%
             2012                      0.15%       0.90%         9.85      20.25        63,564      997,441     13.70%      14.56%
             2011                      0.15%       0.90%         8.63      17.79        58,506      788,547      8.56%       9.38%
             2010                      0.15%       0.90%         7.93      16.36        54,403      687,096     14.59%      15.06%
             2009                      0.50%       0.90%         9.91      14.25        48,482      534,087     16.91%      17.38%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013                      0.10%       0.60%        12.03      14.02        12,456      159,483      0.31%       0.87%
             2012                      0.10%       0.60%        11.99      13.90         2,949       38,889      9.06%       9.80%
             2011                      0.10%       0.60%        11.56      12.66         4,911       60,633     -3.45%      -2.96%
             2010                      0.10%       0.60%        12.94      12.94         2,479       31,878     11.80%      11.80%
             2009           7/2/09     0.60%       0.60%        11.58      11.58           223        2,582     13.67%      13.67%
DWS EQUITY 500 INDEX VIP CLASS A
             2013                      0.35%       0.90%        14.48      23.29       161,425    2,787,145     30.74%      31.47%
             2012                      0.35%       0.90%        11.01      17.79       158,343    2,181,059     14.66%      15.29%
             2011                      0.35%       0.90%         9.13      15.49       198,981    2,430,601      0.92%       1.48%
             2010                      0.35%       0.90%         9.04      15.32       213,550    2,477,826     13.68%      14.13%
             2009                      0.50%       0.90%         7.94      13.46       225,816    2,245,795     25.19%      25.69%



                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013      7.28%
             2012      8.48%
             2011      9.07%
             2010      7.66%
             2009      7.12%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013      1.52%
             2012      1.69%
             2011      1.82%
             2010      2.23%
             2009      3.59%
DELAWARE VIP REIT STANDARD CLASS
             2013      1.52%
             2012      1.44%
             2011      1.57%
             2010      2.73%
             2009      4.66%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013      0.68%
             2012      0.55%
             2011      0.51%
             2010      0.62%
             2009      0.98%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013      0.02%
             2012      0.23%
             2011      0.95%
             2010      0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009      0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
             2013      0.32%
             2012      0.00%
             2011      0.25%
             2010      0.08%
             2009      0.21%
DELAWARE VIP VALUE STANDARD CLASS
             2013      1.76%
             2012      2.19%
             2011      1.86%
             2010      2.33%
             2009      3.13%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013      1.14%
             2012      3.28%
             2011      1.30%
             2010      0.26%
             2009      0.00%
DWS EQUITY 500 INDEX VIP CLASS A
             2013      1.77%
             2012      1.65%
             2011      1.69%
             2010      1.90%
             2009      2.81%


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS A
             2013                      0.35%       0.90%      $ 14.50     $32.23        63,202  $ 1,084,464     37.40%      38.15%
             2012                      0.35%       0.90%        12.48      23.42        56,478      860,798     15.21%      15.84%
             2011                      0.35%       0.90%        10.77      20.30        52,520      787,267     -5.27%      -4.75%
             2010                      0.35%       0.90%        13.39      21.40        50,571      819,123     25.26%      25.76%
             2009                      0.50%       0.90%        10.69      17.05        56,270      718,384     25.44%      25.94%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
             2013                      0.55%       0.55%        13.94      13.94        13,520      188,420     15.07%      15.07%
             2012                      0.55%       0.55%        12.11      12.11        15,424      186,815     11.87%      11.87%
             2011                      0.55%       0.80%        13.52      13.52        17,302      188,613     -3.34%      -3.34%
             2010                      0.80%       0.80%        13.99      13.99        15,458      216,287     13.36%      13.36%
             2009                      0.80%       0.80%        12.34      12.34        16,968      209,429     28.08%      28.08%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013                      0.10%       0.90%        13.94      27.69       139,505    2,697,203     29.97%      31.01%
             2012                      0.10%       0.90%        10.68      21.27       138,064    2,085,409     15.27%      16.19%
             2011                      0.10%       0.90%         9.19      18.43       137,971    1,891,303     -3.51%      -2.73%
             2010                      0.10%       0.90%         9.45      19.07       131,673    1,945,423     16.06%      17.00%
             2009                      0.10%       0.90%        11.89      16.41       128,447    1,643,933     34.45%      34.99%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2013                      0.55%       0.55%        16.54      16.54         6,453      106,736     27.44%      27.44%
             2012                      0.55%       0.80%        12.98      14.18         8,925      115,897     16.37%      16.66%
             2011                      0.55%       0.80%        12.19      12.19        39,565      445,513      0.17%       0.17%
             2010                      0.80%       0.80%        12.17      12.17        38,126      463,864     14.23%      14.23%
             2009                      0.80%       0.80%        10.65      10.65        41,051      437,228     29.17%      29.17%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
             2013                      0.35%       0.90%        13.98      22.68        17,462      292,487     26.84%      27.56%
             2012                      0.35%       0.90%        13.10      17.85        16,598      235,214     16.14%      16.59%
             2011                      0.50%       0.90%        11.28      15.34        15,091      205,134     -0.05%       0.36%
             2010                      0.50%       0.90%        11.29      15.33        14,665      199,166     14.05%      14.51%
             2009                      0.50%       0.90%         9.89      13.42        21,942      261,817     28.87%      29.38%
FIDELITY VIP GROWTH SERVICE CLASS
             2013                      0.10%       0.90%        13.76      23.27        46,018      844,810     34.98%      36.04%
             2012                      0.10%       0.90%        10.12      17.21        44,191      595,862     13.52%      14.37%
             2011                      0.10%       0.90%         6.98      15.14        41,423      491,188     -0.76%       0.00%
             2010                      0.10%       0.90%         7.02      15.23        43,959      481,962     22.95%      24.03%
             2009                      0.10%       0.90%         5.70      12.37        42,898      347,517     27.00%      27.52%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
             2013                      0.35%       0.90%        17.26      19.73         6,977      135,527     36.55%      37.30%
             2012                      0.35%       0.90%        12.64      14.37         7,033       99,565     18.39%      19.05%
             2011                      0.35%       0.90%        10.68      12.07         7,216       85,888      1.26%       1.82%
             2010                      0.35%       0.90%         8.09      10.54         7,985       84,886     22.55%      22.73%
             2009                      0.75%       0.90%         6.59       8.60        10,564       71,265     44.41%      44.63%
FIDELITY VIP HIGH INCOME SERVICE CLASS
             2013                      0.35%       0.90%        13.57      20.73         5,071       70,718      4.93%       5.50%
             2012                      0.35%       0.90%        12.87      19.75         5,357       71,741     13.17%      13.80%
             2011                      0.35%       0.90%        11.31      17.46         5,031       63,498      2.99%       3.55%
             2010                      0.35%       0.90%        13.98      16.95         4,806       67,047     12.77%      12.94%
             2009                      0.75%       0.90%        12.38      15.03         4,478       56,014     42.49%      42.70%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
             2013                      0.55%       0.55%        11.34      11.34        15,446      175,209     -2.32%      -2.32%
             2012                      0.55%       0.55%        11.61      11.61        17,043      197,924      5.32%       5.32%
             2011                      0.55%       0.80%        19.06      19.06        21,821      275,035      6.48%       6.48%
             2010                      0.80%       0.80%        17.90      17.90        15,351      274,845      6.95%       6.95%
             2009                      0.80%       0.80%        16.74      16.74        16,555      277,150     14.80%      14.80%
FIDELITY VIP MID CAP SERVICE CLASS
             2013                      0.10%       0.90%        13.27      23.14        51,863    1,033,254     34.81%      35.92%
             2012                      0.10%       0.90%        11.22      17.09        46,854      694,304     13.71%      14.64%
             2011                      0.10%       0.90%         9.79      14.97        44,166      616,373    -11.62%     -10.80%
             2010                      0.10%       0.90%        10.97      16.85        39,316      621,567     27.55%      28.59%
             2009                      0.10%       0.90%        10.04      13.16        34,344      434,158     38.76%      39.32%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS A
             2013      1.65%
             2012      0.87%
             2011      0.86%
             2010      0.88%
             2009      1.81%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
             2013      1.53%
             2012      1.49%
             2011      1.89%
             2010      1.68%
             2009      2.23%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013      1.01%
             2012      1.28%
             2011      0.93%
             2010      1.18%
             2009      1.35%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2013      2.37%
             2012      1.94%
             2011      2.52%
             2010      1.82%
             2009      2.30%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
             2013      2.45%
             2012      3.09%
             2011      2.48%
             2010      1.40%
             2009      2.26%
FIDELITY VIP GROWTH SERVICE CLASS
             2013      0.20%
             2012      0.50%
             2011      0.27%
             2010      0.19%
             2009      0.34%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
             2013      0.20%
             2012      0.31%
             2011      0.05%
             2010      0.10%
             2009      0.42%
FIDELITY VIP HIGH INCOME SERVICE CLASS
             2013      5.65%
             2012      5.79%
             2011      6.33%
             2010      7.88%
             2009      6.52%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
             2013      2.28%
             2012      2.07%
             2011      3.19%
             2010      3.50%
             2009      8.77%
FIDELITY VIP MID CAP SERVICE CLASS
             2013      0.44%
             2012      0.52%
             2011      0.15%
             2010      0.28%
             2009      0.65%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
             2013                      0.10%       0.90%      $ 10.55     $25.30        18,788  $   309,534     29.20%      30.32%
             2012                      0.10%       0.90%         8.11      19.54        22,201      283,627     19.46%      20.54%
             2011                      0.10%       0.90%         6.73      16.32        21,244      243,637    -17.97%     -17.23%
             2010                      0.10%       0.90%         8.13      19.86        18,419      259,312     11.98%      12.99%
             2009                      0.10%       0.90%        12.00      17.71        13,969      179,889     25.30%      25.81%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             2013                      0.10%       0.90%        13.28      16.43        79,873    1,238,688     13.09%      14.11%
             2012                      0.10%       0.90%        11.70      14.41        65,264      889,266     11.76%      12.82%
             2011                      0.10%       0.90%        10.43      12.78        53,430      640,748      1.77%       2.61%
             2010                      0.10%       0.90%        10.21      12.48        43,142      509,593     11.83%      12.74%
             2009                      0.10%       0.90%        10.96      11.12        35,546      378,399     34.67%      35.21%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             2013                      0.10%       0.90%        13.58      29.52        28,744      577,878     37.26%      38.41%
             2012                      0.10%       0.90%         9.84      21.48        30,721      453,082     10.12%      10.97%
             2011                      0.10%       0.90%         9.82      19.47        30,176      420,402     -5.45%      -4.74%
             2010                      0.10%       0.90%        10.74      20.56        28,859      435,795     26.79%      27.82%
             2009                      0.10%       0.90%        10.95      16.19        29,738      359,129     42.66%      43.23%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             2013                      0.10%       0.90%        11.86      17.52        59,520      933,320     27.37%      28.40%
             2012                      0.10%       0.90%         9.28      13.65        51,628      621,800     13.58%      14.48%
             2011                      0.10%       0.90%         8.15      11.93        45,291      463,738     -1.70%      -0.90%
             2010                      0.10%       0.90%         8.26      10.26        37,433      380,414     10.47%      11.35%
             2009                      0.10%       0.90%         9.12       9.25        32,504      296,085     25.21%      25.72%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
             2013                      0.55%       0.55%        15.28      15.28        18,950      289,503     22.60%      22.60%
             2012                      0.55%       0.80%        12.46      15.89        19,243      239,887     17.66%      17.95%
             2011                      0.55%       0.80%        13.51      13.51        21,299      251,068    -11.16%     -11.16%
             2010                      0.80%       0.80%        15.21      15.21        18,664      283,818      7.81%       7.81%
             2009                      0.80%       0.80%        14.10      14.10        19,107      269,487     36.25%      36.25%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
             2013                      0.35%       0.90%        15.24      18.03         8,365      128,583     21.86%      22.54%
             2012                      0.35%       0.90%        12.44      14.80         9,606      120,369     17.17%      17.82%
             2011                      0.35%       0.90%        10.56      12.63         9,594      102,092    -11.44%     -10.95%
             2010                      0.35%       0.90%        13.15      14.26         8,772      115,250      7.43%       7.60%
             2009                      0.75%       0.90%        12.22      13.27         8,435      103,452     35.82%      36.02%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
             2009                      0.80%       0.80%        17.32      17.32         1,356       23,485     21.24%      21.24%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
             2013                      0.35%       0.90%        11.14      20.41        42,037      840,754      0.98%       1.57%
             2012                      0.35%       0.90%        16.94      20.13        44,046      871,651     14.28%      14.74%
             2011                      0.50%       0.90%        14.78      17.54        43,275      748,123     -1.50%      -1.10%
             2010                      0.50%       0.90%        14.96      17.74        44,351      777,164     13.68%      14.15%
             2009                      0.50%       0.90%        14.46      15.54        42,598      655,748     17.90%      18.39%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
             2013                      0.35%       0.90%        13.54      23.55        23,789      421,760     29.87%      30.59%
             2012                      0.35%       0.90%        12.44      18.11        24,484      341,147     20.31%      20.79%
             2011                      0.50%       0.90%        10.30      15.03        26,245      311,325     -7.63%      -7.26%
             2010                      0.50%       0.90%        11.10      16.25        23,783      310,975      6.77%       7.29%
             2009                      0.50%       0.90%        10.36      15.19        27,422      330,455     30.16%      30.68%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013                      0.35%       0.90%        16.60      17.81         3,180       52,869     29.64%      30.36%
             2012                      0.35%       0.90%        12.73      13.74         4,768       60,749     19.98%      20.64%
             2011                      0.35%       0.90%        10.55      11.81         4,840       51,377     -7.81%      -7.30%
             2010                      0.35%       0.90%        12.42      12.80         4,398       55,150      6.44%       6.59%
             2009                      0.75%       0.90%        11.67      12.00         4,125       49,481     29.93%      30.12%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013                      0.35%       0.90%        11.50      19.13        43,223      703,063     38.88%      39.65%
             2012          4/27/12     0.35%       0.90%         8.28      13.76        45,674      533,344     -3.09%      -2.73%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
             2013      1.27%
             2012      1.95%
             2011      1.42%
             2010      1.53%
             2009      2.09%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             2013      5.86%
             2012      6.21%
             2011      5.70%
             2010      6.17%
             2009      8.44%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             2013      2.37%
             2012      2.31%
             2011      2.65%
             2010      1.84%
             2009      2.28%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
             2013      2.53%
             2012      3.02%
             2011      1.95%
             2010      2.09%
             2009      3.60%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
             2013      2.41%
             2012      3.01%
             2011      1.73%
             2010      1.86%
             2009      3.21%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
             2009     11.75%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
             2013      4.70%
             2012      6.40%
             2011      5.63%
             2010      1.54%
             2009     13.92%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
             2013      2.89%
             2012      2.29%
             2011      1.56%
             2010      1.66%
             2009      3.52%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013      2.69%
             2012      2.02%
             2011      1.32%
             2010      1.32%
             2009      3.11%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013      0.44%
             2012      0.00%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011                      0.35%       0.90%      $  3.96     $12.31        89,775  $   916,907     -8.74%      -8.23%
             2010                      0.35%       0.90%         4.33      13.47       125,240    1,039,884     14.46%      14.63%
             2009                      0.75%       0.90%         3.78      11.75       153,053    1,052,733     19.99%      20.18%
INVESCO V.I. CORE EQUITY SERIES I
             2013                      0.35%       0.90%        13.53      22.60        78,520    1,197,551     28.09%      28.80%
             2012                      0.35%       0.90%        10.82      17.62        85,490    1,011,781     12.86%      13.48%
             2011                      0.35%       0.90%         7.87      15.58       141,711    1,500,187     -0.96%      -0.41%
             2010                      0.35%       0.90%         7.93      15.71       171,742    1,593,445      8.57%       8.77%
             2009                      0.75%       0.90%         7.30      14.44       197,207    1,647,897     27.15%      27.34%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
             2013                      0.55%       0.55%        12.29      12.29        12,928      158,849     -0.50%      -0.50%
             2012                      0.55%       0.55%        12.35      12.35        14,755      182,202     10.10%      10.10%
             2011                      0.55%       0.80%        13.17      13.17        16,470      187,064      6.17%       6.17%
             2010                      0.80%       0.80%        12.41      12.41        15,734      195,213      9.17%       9.17%
             2009                      0.80%       0.80%        11.36      11.36        17,308      196,697     10.19%      10.19%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013                      0.35%       0.90%        13.48      29.99        39,088      519,827     17.95%      18.61%
             2012                      0.35%       0.90%        12.75      25.39        22,492      454,898     14.50%      15.13%
             2011                      0.35%       0.90%        11.07      22.14        23,605      423,751     -7.58%      -7.06%
             2010                      0.35%       0.90%        12.02      23.92        23,170      445,157     11.85%      12.02%
             2009                      0.75%       0.90%        10.73      21.36        23,716      408,934     34.03%      34.23%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
             2013                      0.35%       0.90%        14.75      21.16        12,138      180,521     19.09%      19.73%
             2012                      0.35%       0.90%        12.32      17.77        14,389      178,488     12.61%      13.22%
             2011                      0.35%       0.90%        10.88      15.78        13,773      154,099      0.74%       1.28%
             2010                      0.35%       0.90%        14.65      15.66        11,447      161,685      7.43%       7.58%
             2009                      0.75%       0.90%        13.62      14.58        16,604      226,371     24.82%      24.95%
JANUS ASPEN BALANCED SERVICE CLASS
             2013                      0.35%       0.90%        12.98      23.27        20,002      326,703     18.73%      19.38%
             2012                      0.35%       0.90%        17.18      19.57        19,838      274,564     12.36%      12.69%
             2011                      0.60%       0.90%        15.25      17.39        18,143      296,865      0.45%       0.75%
             2010                      0.60%       0.90%        15.14      17.28        21,724      353,508      7.15%       7.47%
             2009                      0.50%       0.90%        14.08      16.11        21,966      333,386     24.46%      24.96%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013                      0.35%       0.90%        14.01      35.52         5,806      125,174     30.86%      31.58%
             2012                      0.35%       0.90%        13.71      27.10         6,509      104,176     15.94%      16.58%
             2011                      0.35%       0.90%        11.76      23.33         4,948       93,282     -2.53%      -2.00%
             2010                      0.35%       0.90%        16.62      23.90         5,219      100,407     24.39%      24.90%
             2009                      0.50%       0.90%        13.36      19.18         6,583      109,396     43.14%      43.73%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013                      0.35%       0.90%        11.86      15.44        24,036      370,854     27.31%      27.98%
             2012                      0.35%       0.90%         9.31      12.07        26,929      324,451     19.04%      19.66%
             2011                      0.35%       0.90%         5.70      10.09        30,556      294,363    -14.53%     -14.04%
             2010                      0.35%       0.90%         6.66       9.15        39,827      322,383     14.79%      14.97%
             2009                      0.75%       0.90%         5.79       7.97        53,262      309,259     36.49%      36.67%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013                      0.35%       0.90%        12.77      16.62         3,364       49,342     26.93%      27.62%
             2012                      0.35%       0.90%        11.48      14.54         6,237       72,295     18.79%      18.97%
             2011                      0.75%       0.90%         9.66      12.22         5,841       58,312    -14.76%     -14.63%
             2010                      0.75%       0.90%        11.33      14.32         5,415       63,295     14.49%      14.66%
             2009                      0.75%       0.90%         9.90      12.49         5,884       60,461     36.17%      36.38%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
             2013                      0.35%       0.90%        14.03      17.34           772       13,254     34.18%      34.92%
             2012                      0.35%       0.90%        10.46      12.85           856       10,917     18.08%      18.73%
             2011                      0.35%       0.90%         8.86      10.82         1,615       17,411     -9.48%      -8.98%
             2010                      0.35%       0.90%         5.08       9.79         5,746       33,614     23.28%      23.47%
             2009                      0.75%       0.90%         4.12       7.94         6,945       28,699     55.49%      55.72%



                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011      0.15%
             2010      0.77%
             2009      0.67%
INVESCO V.I. CORE EQUITY SERIES I
             2013      1.38%
             2012      0.87%
             2011      0.96%
             2010      0.97%
             2009      1.87%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
             2013      4.58%
             2012      4.55%
             2011      5.15%
             2010      5.80%
             2009     10.03%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013      1.23%
             2012      1.46%
             2011      1.51%
             2010      2.30%
             2009      1.55%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
             2013      1.50%
             2012      2.88%
             2011      2.46%
             2010      2.68%
             2009      2.95%
JANUS ASPEN BALANCED SERVICE CLASS
             2013      1.34%
             2012      2.50%
             2011      2.11%
             2010      2.48%
             2009      2.84%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013      0.37%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013      1.20%
             2012      0.87%
             2011      0.60%
             2010      0.60%
             2009      1.43%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013      0.94%
             2012      0.80%
             2011      0.50%
             2010      0.50%
             2009      1.29%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
             2013                      0.50%       0.90%      $ 18.36     $24.61         9,703  $   232,607     39.15%      39.72%
             2012                      0.50%       0.90%        13.19      17.62         2,369       37,266     17.46%      17.97%
             2011                      0.50%       0.90%        11.23      14.93         2,590       31,787      3.35%       3.78%
             2010                      0.50%       0.90%        10.86      14.39         2,040       25,899     25.56%      26.07%
             2009                      0.50%       0.90%         8.65      11.41         2,058       20,852     37.43%      37.99%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013                      0.10%       0.90%        15.71      30.19        30,047      629,157     38.81%      40.00%
             2012                      0.10%       0.90%        12.32      21.75        25,133      369,657     17.16%      18.16%
             2011                      0.10%       0.90%        10.48      18.56        20,328      255,228      3.09%       3.92%
             2010                      0.10%       0.90%        10.14      18.00        16,475      229,221     25.22%      26.23%
             2009                      0.10%       0.90%         9.14      14.37        13,239      150,717     37.09%      37.63%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
             2013          7/24/13     0.15%       0.60%         9.38       9.40        10,250       96,372      3.85%       4.44%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013                      0.15%       0.90%        12.81      17.02        26,578      414,210     17.15%      18.14%
             2012                      0.15%       0.90%        10.93      14.41        17,447      222,561     15.94%      16.81%
             2011                      0.15%       0.90%         9.43      11.21        16,078      177,536     -3.46%      -2.94%
             2010                      0.35%       0.90%        11.02      12.19        13,593      159,113     17.05%      17.34%
             2009                      0.50%       0.75%         9.39      10.41         7,544       76,954     22.38%      22.69%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013                      0.15%       0.60%        10.94      11.12        51,581      570,018     -8.92%      -8.51%
             2012                      0.15%       0.75%        12.01      12.16        34,616      419,076      5.87%       6.35%
             2011                      0.15%       0.60%        11.35      11.43        18,441      209,956     11.47%      11.97%
             2010          5/21/10     0.15%       0.60%        10.18      10.21         9,365       95,408      1.29%       1.92%
LVIP CAPITAL GROWTH STANDARD CLASS
             2013                      0.10%       0.60%        14.01      19.27        19,348      352,111     35.16%      35.92%
             2012                      0.10%       0.60%        10.31      14.19        13,956      184,896     18.35%      18.92%
             2011                      0.10%       0.60%         8.67      11.94         5,982       69,732     -9.55%      -9.15%
             2010                      0.10%       0.60%         9.93       9.93         1,808       21,882     18.25%      18.25%
             2009           4/3/09     0.60%       0.60%         8.40       8.40           317        2,660     34.14%      34.14%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013                      0.10%       0.90%         8.69      15.40        51,016      522,441      2.38%       3.21%
             2012                      0.10%       0.90%         8.48      14.93        39,023      379,314     23.56%      24.54%
             2011                      0.10%       0.90%         6.87      11.99        40,022      287,010     -9.49%      -8.75%
             2010                      0.10%       0.90%         7.59       9.00        34,176      263,645     16.92%      17.84%
             2009                      0.10%       0.90%         6.49       6.56        29,091      190,355     36.59%      37.14%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
             2013                      0.15%       0.60%        12.51      17.57         1,697       24,421     24.03%      24.63%
             2012                      0.15%       0.60%        10.08      14.10         1,490       16,915      5.80%       6.30%
             2011                      0.15%       0.90%         9.40       9.57         6,574       63,706     -8.42%      -8.05%
             2010                      0.50%       0.90%        10.37      10.41         7,247       75,111     26.49%      26.61%
             2009                      0.50%       0.60%         8.20       8.22         1,097        9,011     47.52%      47.67%
LVIP DELAWARE BOND STANDARD CLASS
             2013                      0.10%       0.90%        10.08      18.62       280,415    3,801,208     -3.18%      -2.40%
             2012                      0.10%       0.90%        11.82      19.23       248,270    3,518,769      5.65%       6.50%
             2011                      0.10%       0.90%        11.13      19.99       188,381    2,735,968      6.67%       7.53%
             2010                      0.10%       0.90%        12.33      18.72       167,972    2,539,992      7.52%       8.39%
             2009                      0.10%       0.90%        12.55      17.38       155,629    2,264,171     17.84%      18.31%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013                      0.15%       0.60%        10.41      10.58        31,501      331,671      0.15%       0.60%
             2012                      0.15%       0.60%        10.40      10.52        17,451      182,800      3.60%       4.06%
             2011                      0.15%       0.60%        10.03      10.05         7,547       75,854     -0.84%      -0.74%
             2010          9/20/10     0.50%       0.60%        10.12      10.13         3,050       30,869      0.09%       1.08%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013                      0.35%       0.90%        14.97      20.34        32,236      562,698     19.09%      19.82%
             2012                      0.35%       0.90%        12.49      17.08        25,747      374,291     12.28%      12.89%
             2011                      0.35%       0.90%        12.47      15.20        20,848      268,778     -2.91%      -2.51%
             2010                      0.50%       0.90%        12.38      15.65        20,028      266,644     11.48%      11.92%
             2009                      0.50%       0.90%        11.08      14.04        17,790      210,891     30.81%      31.39%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
             2013      0.74%
             2012      1.31%
             2011      0.00%
             2010      0.00%
             2009      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013      0.47%
             2012      1.29%
             2011      0.00%
             2010      0.00%
             2009      0.00%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
             2013      1.02%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013      1.88%
             2012      0.69%
             2011      1.02%
             2010      1.82%
             2009      1.02%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013      0.58%
             2012      0.00%
             2011      2.82%
             2010      1.35%
LVIP CAPITAL GROWTH STANDARD CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.08%
             2009      0.45%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%
LVIP DELAWARE BOND STANDARD CLASS
             2013      1.93%
             2012      2.24%
             2011      3.39%
             2010      3.47%
             2009      4.48%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013      1.06%
             2012      1.96%
             2011      2.25%
             2010      0.69%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013      1.88%
             2012      1.92%
             2011      2.09%
             2010      2.95%
             2009      1.67%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013                      0.15%       0.75%      $ 13.13     $19.09        13,947  $   236,259     32.26%      33.14%
             2012                      0.15%       0.75%         9.91      14.34        12,773      162,930     14.45%      15.13%
             2011                      0.15%       0.75%         8.65      12.45        13,014      144,771      0.59%       0.99%
             2010                      0.15%       0.60%         8.60      11.34        10,626      117,435     12.26%      12.37%
             2009                      0.50%       0.60%        10.04      10.09         8,009       78,299     23.93%      24.06%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013                      0.35%       0.90%        17.07      26.55        17,121      333,910     34.47%      35.22%
             2012                      0.35%       0.90%        12.62      19.71         8,208      125,761     14.25%      14.88%
             2011                      0.35%       0.90%        10.99      17.23         7,931      106,117     -0.26%       0.29%
             2010                      0.35%       0.90%        10.28      17.25         7,998      104,766     10.57%      11.04%
             2009                      0.50%       0.90%         9.28      14.43         7,124       84,497     28.82%      29.37%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013                      0.15%       0.90%        13.71      20.69         9,197      170,389     32.60%      33.59%
             2012                      0.15%       0.90%        10.34      15.49         2,306       26,880     13.91%      14.77%
             2011                      0.15%       0.90%         9.08      13.50         5,880       57,280     -6.07%      -5.35%
             2010                      0.15%       0.90%         9.79       9.80         2,792       30,924     29.99%      30.08%
             2009                      0.50%       0.60%         7.54       7.54           493        3,716     29.79%      29.79%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013                      0.15%       0.60%        11.30      11.42        13,048      147,510     14.43%      14.92%
             2012                      0.15%       0.60%         9.88       9.94           537        5,312     18.07%      18.50%
             2011          10/6/11     0.15%       0.60%         8.36       8.39           604        5,062      1.17%       3.39%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013                      0.15%       0.60%        14.12      14.29        18,829      266,128     28.40%      28.99%
             2012                      0.15%       0.60%        11.03      11.08           554        6,110     16.89%      17.16%
             2011         12/22/11     0.15%       0.50%         9.43       9.45           282        2,664     -0.06%       0.74%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013                      0.15%       0.60%        10.39      10.52        21,747      226,420     -3.34%      -2.90%
             2012                      0.15%       0.60%        10.75      10.83        10,441      112,404      3.11%       3.58%
             2011          10/3/11     0.15%       0.60%        10.43      10.46         1,504       15,730      0.25%       1.59%
LVIP GLOBAL INCOME STANDARD CLASS
             2013                      0.10%       0.60%        11.17      12.46        42,661      509,608     -3.40%      -2.91%
             2012                      0.10%       0.60%        11.56      12.83        26,614      330,130      7.04%       7.58%
             2011                      0.10%       0.60%        11.37      11.93        17,217      200,343      0.48%       0.98%
             2010                      0.10%       0.60%        11.81      11.81         2,081       24,220      9.58%       9.58%
             2009         12/23/09     0.10%       0.10%        10.78      10.78             4           48      0.02%       0.02%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
             2013                      0.15%       0.90%        13.32      13.68        36,318      490,902      5.61%       6.41%
             2012                      0.15%       0.90%        12.71      12.86        20,194      257,123     14.23%      14.75%
             2011                      0.15%       0.60%        11.13      11.21         6,525       72,827      2.17%       2.63%
             2010           6/9/10     0.15%       0.60%        10.89      10.92           792        8,642      5.71%      12.08%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
             2013                      0.10%       0.90%        12.96      18.55        15,930      234,284     23.25%      24.04%
             2012                      0.10%       0.60%        10.50      14.96        12,155      133,916     13.08%      13.64%
             2011                      0.10%       0.60%         9.29      13.17        12,388      120,525     -2.37%      -1.90%
             2010                      0.10%       0.60%         9.51      10.43         8,963       88,159     24.01%      24.64%
             2009                      0.10%       0.60%         7.67       7.69         7,271       55,948     23.91%      24.05%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
             2012                      0.60%       0.60%        11.84      11.84         7,524       89,061      7.89%       7.89%
             2011                      0.60%       0.60%        10.97      10.97         7,865       86,279      0.64%       0.64%
             2010                      0.60%       0.60%        10.90      10.90         8,182       89,180     10.80%      10.80%
             2009          5/13/09     0.60%       0.60%         9.84       9.84         8,451       83,137     20.23%      20.23%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
             2013                      0.60%       0.60%        12.42      12.42         9,641      119,696     10.47%      10.47%
             2012                      0.50%       0.60%        11.24      11.30        25,191      283,581      7.73%       7.84%
             2011                      0.50%       0.60%        10.43      10.48        24,007      250,733     -0.41%      -0.31%
             2010                      0.50%       0.60%        10.48      10.51        23,786      249,343     11.36%      11.47%
             2009                      0.50%       0.60%         9.41       9.43        22,108      208,043     24.91%      25.03%



                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013      2.00%
             2012      1.11%
             2011      1.19%
             2010      1.04%
             2009      1.33%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013      1.79%
             2012      0.80%
             2011      0.78%
             2010      0.65%
             2009      0.77%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013      1.94%
             2012      0.45%
             2011      0.33%
             2010      1.11%
             2009      1.38%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013      3.66%
             2012      2.38%
             2011      0.27%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013      2.00%
             2012      1.56%
             2011      0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013      1.81%
             2012      3.17%
             2011      0.10%
LVIP GLOBAL INCOME STANDARD CLASS
             2013      0.29%
             2012      2.20%
             2011      5.94%
             2010      3.61%
             2009      0.00%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
             2013      6.02%
             2012      7.04%
             2011      6.89%
             2010      4.40%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
             2013      0.60%
             2012      0.00%
             2011      0.00%
             2010      0.08%
             2009      0.61%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
             2012      2.21%
             2011      0.78%
             2010      1.08%
             2009      1.76%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
             2013      1.01%
             2012      2.11%
             2011      0.75%
             2010      0.96%
             2009      2.17%


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013                      0.50%       0.60%      $ 12.28     $12.37        17,398  $   213,819     13.06%      13.18%
             2012                      0.50%       0.60%        10.86      10.93        19,450      211,413      7.25%       7.36%
             2011                      0.50%       0.60%        10.13      10.18        20,957      212,376     -1.16%      -1.06%
             2010                      0.50%       0.60%        10.25      10.29        21,592      221,352     11.87%      11.99%
             2009                      0.50%       0.60%         9.16       9.19        24,107      220,906     27.18%      27.31%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
             2013                      0.35%       0.60%        11.72      13.84         9,013      106,133     15.84%      16.09%
             2012                      0.35%       0.60%        10.12      11.92        10,844      110,092      6.48%       6.79%
             2011                      0.35%       0.60%         9.50      11.16        10,862      103,499     -2.05%      -1.76%
             2010                      0.35%       0.60%         9.70       9.74        10,905      106,102     12.98%      13.10%
             2009                      0.50%       0.60%         8.59       8.61        26,691      229,199     30.17%      30.30%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013                      0.10%       0.90%        13.36      16.23        18,950      270,625      8.77%       9.59%
             2012                      0.10%       0.90%        12.22      14.93        16,438      214,294      8.79%       9.61%
             2011                      0.10%       0.90%        11.55      14.08        11,401      135,450      2.76%       3.55%
             2010                      0.10%       0.90%        11.15      13.65         7,897      100,895      9.51%      10.50%
             2009                      0.10%       0.90%        12.19      12.41         1,719       20,704     23.73%      24.20%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013                      0.10%       0.90%        11.80      15.97       195,571    2,941,907     12.53%      13.43%
             2012                      0.10%       0.90%        10.45      14.13       185,265    2,467,361      8.17%       9.03%
             2011                      0.10%       0.90%         9.63      13.01       206,527    2,526,786     -0.90%      -0.10%
             2010                      0.10%       0.90%         9.69      13.08       201,216    2,489,451     11.71%      12.61%
             2009                      0.10%       0.90%        11.45      11.66       181,731    2,061,444     27.87%      28.39%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013                      0.10%       0.90%        12.90      16.62       206,715    3,073,133     10.85%      11.74%
             2012                      0.10%       0.90%        11.60      14.93       195,749    2,619,721      8.61%       9.48%
             2011                      0.10%       0.90%        10.62      13.70       180,222    2,206,929      0.26%       1.07%
             2010                      0.10%       0.90%        10.51      13.61       157,580    1,951,586     10.96%      11.85%
             2009                      0.10%       0.90%        11.99      12.21        98,671    1,154,973     26.89%      27.40%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
             2013                      0.10%       0.90%         9.65      14.45        21,986      281,613     12.72%      13.50%
             2012                      0.10%       0.90%         8.50      12.74        15,310      168,047     18.31%      19.28%
             2011                      0.10%       0.90%         7.13      10.69        15,663      136,856    -10.72%      -9.96%
             2010                      0.10%       0.90%         8.56       8.69        13,497      122,524     12.09%      12.54%
             2009                      0.50%       0.90%         7.67       7.72        11,404       87,935     34.83%      35.17%
LVIP MFS VALUE STANDARD CLASS
             2013                      0.10%       0.60%        13.63      18.83        78,356    1,336,527     35.15%      35.82%
             2012                      0.10%       0.60%        10.08      13.87        63,677      787,134     15.63%      16.22%
             2011                      0.10%       0.60%         8.72      11.94        37,096      368,573     -0.70%      -0.20%
             2010                      0.10%       0.60%         8.78       9.25        21,601      203,762     10.92%      11.47%
             2009                      0.10%       0.60%         7.92       7.94        12,722      100,970     20.24%      20.36%
LVIP MID-CAP VALUE STANDARD CLASS
             2013                      0.10%       0.90%        13.00      20.57        10,030      163,003     32.95%      34.02%
             2012                      0.10%       0.90%         9.78      15.36         8,296       90,333     23.01%      23.99%
             2011                      0.10%       0.90%         7.95      12.39         3,481       32,025    -10.14%      -9.41%
             2010                      0.10%       0.90%         8.85      11.13         2,752       25,905     22.78%      23.78%
             2009                      0.10%       0.90%         7.20       7.28         2,369       17,219     41.13%      41.73%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013                      0.10%       0.90%         9.81      26.22        47,492      793,013     20.69%      21.84%
             2012                      0.10%       0.90%         8.10      21.68        48,115      672,952      8.63%       9.67%
             2011                      0.10%       0.90%         7.44      19.93        46,332      617,346     -5.07%      -4.31%
             2010                      0.10%       0.90%         7.81      20.96        41,727      598,401      1.52%       1.97%
             2009                      0.50%       0.90%        12.46      20.61        36,590      529,108     20.15%      20.63%
LVIP MONEY MARKET STANDARD CLASS
             2013                      0.10%       0.90%         9.78      11.14       759,105    7,792,362     -0.87%      -0.08%
             2012                      0.10%       0.90%         9.87      11.19       688,615    7,230,080     -0.87%      -0.07%
             2011                      0.10%       0.90%         9.95      12.27       540,846    5,787,277     -0.87%      -0.07%
             2010                      0.10%       0.90%         9.99      12.37       442,354    4,881,701     -0.85%      -0.05%
             2009                      0.10%       0.90%        11.07      12.46       404,861    4,581,508     -0.60%      -0.20%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013      1.29%
             2012      1.82%
             2011      0.64%
             2010      0.80%
             2009      1.69%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
             2013      1.25%
             2012      1.71%
             2011      0.59%
             2010      0.41%
             2009      1.34%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013      2.24%
             2012      4.21%
             2011      2.54%
             2010      5.03%
             2009      5.83%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013      1.79%
             2012      2.51%
             2011      1.99%
             2010      2.93%
             2009      4.84%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013      1.85%
             2012      3.34%
             2011      1.85%
             2010      3.27%
             2009      4.91%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
             2013      0.97%
             2012      0.81%
             2011      3.06%
             2010      0.82%
             2009      0.80%
LVIP MFS VALUE STANDARD CLASS
             2013      1.88%
             2012      1.61%
             2011      1.74%
             2010      1.55%
             2009      1.46%
LVIP MID-CAP VALUE STANDARD CLASS
             2013      0.23%
             2012      0.43%
             2011      0.00%
             2010      0.30%
             2009      0.38%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013      2.55%
             2012      2.88%
             2011      3.19%
             2010      3.45%
             2009      3.56%
LVIP MONEY MARKET STANDARD CLASS
             2013      0.02%
             2012      0.03%
             2011      0.03%
             2010      0.05%
             2009      0.31%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX STANDARD CLASS
             2013                      0.10%       0.90%      $ 11.09     $12.38        34,503  $   404,279     -3.45%      -2.67%
             2012                      0.10%       0.90%        11.45      12.72        31,797      387,017      2.91%       3.75%
             2011                      0.10%       0.90%        11.51      12.26        15,707      188,183      6.42%       7.29%
             2010                      0.10%       0.90%        11.18      11.42        11,529      129,487      5.00%       5.86%
             2009                      0.10%       0.90%        10.72      10.72         6,667       71,378      4.00%       4.00%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
             2013                      0.15%       0.75%        12.41      12.66        13,816      173,444      6.00%       6.64%
             2012          3/20/12     0.15%       0.75%        11.70      11.87        26,773      315,182      0.64%       4.27%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013                      0.15%       0.60%        12.38      12.38           321        3,993      6.43%       6.43%
             2012          5/14/12     0.60%       0.60%        11.63      11.63            90        1,047      5.67%       5.67%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013                      0.15%       0.60%         9.97      13.38         2,470       29,741     19.59%      20.11%
             2012                      0.15%       0.75%         8.28      11.19         1,941       18,024     12.80%      13.45%
             2011                      0.15%       0.75%         7.34       9.70         6,099       46,128    -12.76%     -12.28%
             2010                      0.15%       0.75%         8.45       8.45         5,284       45,780      6.62%       6.62%
             2009          2/20/09     0.60%       0.60%         7.93       7.93         2,670       21,159     78.72%      78.72%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013                      0.10%       0.90%         8.95      14.03        16,403      202,655     -3.70%      -2.69%
             2012                      0.10%       0.90%        12.38      14.42        10,525      143,247     11.64%      12.54%
             2011                      0.10%       0.90%        12.44      12.81        13,559      169,301    -15.70%     -14.89%
             2010                      0.10%       0.90%        14.81      15.06         9,313      138,053     26.82%      27.64%
             2009                      0.10%       0.75%        11.72      11.72         4,767       55,826     88.94%      88.94%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013                      0.15%       0.90%        13.40      14.60        54,350      785,002      8.94%       9.64%
             2012                      0.15%       0.90%        12.26      13.36        79,438    1,055,708     10.15%      10.98%
             2011                      0.15%       0.90%        11.77      12.08        64,442      773,158     -0.66%       0.07%
             2010                      0.15%       0.90%        11.84      12.11        52,313      633,412      7.76%       8.19%
             2009                      0.50%       0.90%        11.15      11.20        48,131      538,565     30.01%      30.14%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013                      0.15%       0.90%         9.49      14.13         4,436       56,920     19.90%      20.80%
             2012                      0.15%       0.90%         7.91      11.69         1,794       18,075     17.07%      17.95%
             2011                      0.15%       0.90%         6.76       9.91         1,781       15,357    -13.16%     -12.51%
             2010                      0.15%       0.90%         7.78       7.84         1,217       11,689      6.08%       6.41%
             2009                      0.60%       0.90%         7.37       7.37           539        3,967     27.08%      27.08%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013                      0.15%       0.90%        15.08      20.58        18,919      371,747     34.63%      35.65%
             2012                      0.15%       0.90%        11.20      15.17        16,066      233,869     11.22%      12.05%
             2011                      0.15%       0.90%        10.07      13.54         6,891       72,442      1.42%       2.19%
             2010                      0.15%       0.90%         9.93      10.01         6,334       63,404     18.12%      18.48%
             2009           1/2/09     0.60%       0.90%         8.41       8.45           755        6,379     30.07%      32.23%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
             2013                      0.15%       0.60%        13.48      13.69        23,889      322,530     11.79%      12.30%
             2012                      0.15%       0.75%        12.19      12.19         8,158       98,667     11.54%      11.54%
             2011          3/30/11     0.15%       0.15%        10.93      10.93         2,109       23,054     -3.41%      -3.41%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
             2013                      0.15%       0.60%        13.33      13.54        35,752      480,362     12.13%      12.64%
             2012                      0.15%       0.75%        11.89      12.02        22,564      270,328      9.88%      10.37%
             2011          3/29/11     0.15%       0.60%        10.82      10.89        13,080      142,307     -5.32%      -2.61%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
             2013                      0.15%       0.60%        13.83      14.05        13,526      187,501     14.12%      14.64%
             2012                      0.15%       0.75%        12.25      12.25         7,156       87,279     12.69%      12.69%
             2011           8/2/11     0.15%       0.15%        10.87      10.87         3,177       34,544     -3.54%      -3.54%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013                      0.15%       0.60%        13.89      14.10        34,584      482,142     14.46%      14.98%
             2012                      0.15%       0.75%        12.13      12.27         2,084       25,460     10.72%      11.21%
             2011           6/1/11     0.15%       0.60%        10.96      11.03           918       10,097     -6.14%       0.19%



                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX STANDARD CLASS
             2013      2.12%
             2012      3.31%
             2011      4.22%
             2010      2.31%
             2009      2.51%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
             2013      1.01%
             2012      2.29%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013      2.84%
             2012      5.10%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013      3.08%
             2012      1.12%
             2011      2.47%
             2010      1.41%
             2009      4.59%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013      2.59%
             2012      2.26%
             2011      2.62%
             2010      1.41%
             2009      2.82%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013      1.68%
             2012      3.65%
             2011      1.35%
             2010      1.10%
             2009      7.37%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013      2.80%
             2012      1.90%
             2011      1.65%
             2010      2.38%
             2009      2.03%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013      2.55%
             2012      2.70%
             2011      1.70%
             2010      1.75%
             2009      2.37%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
             2013      2.68%
             2012      3.52%
             2011      0.45%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
             2013      3.05%
             2012      5.06%
             2011      0.34%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
             2013      2.03%
             2012      3.32%
             2011      0.09%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013      7.48%
             2012      5.67%
             2011      0.37%


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013                      0.15%       0.90%      $ 13.21     $19.39        81,066  $ 1,374,731     30.82%      31.80%
             2012                      0.15%       0.90%        10.07      14.71        53,944      676,593     14.61%      15.47%
             2011                      0.15%       0.90%         8.76      12.74        37,945      386,401      0.94%       1.70%
             2010                      0.15%       0.90%         8.65      10.69        25,283      259,480     13.70%      14.16%
             2009                      0.50%       0.90%         9.20       9.36        12,338      110,480     24.98%      25.48%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013                      0.15%       0.90%        13.96      20.74        12,986      211,634     36.68%      37.70%
             2012                      0.15%       0.90%        10.21      15.06         9,077       96,282     14.86%      15.80%
             2011                      0.15%       0.90%         8.89      13.01        11,935      107,921     -5.42%      -4.55%
             2010                      0.15%       0.90%         9.40       9.54        11,891      113,278     25.05%      25.56%
             2009                      0.50%       0.90%         7.58       7.60         8,673       65,819     25.27%      25.39%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013                      0.15%       0.60%        18.49      21.32         8,062      161,686     33.68%      34.29%
             2012                      0.15%       0.75%        13.83      15.88         2,419       36,590     13.11%      13.66%
             2011                      0.15%       0.60%        12.33      13.97         2,674       36,130     -2.80%      -2.36%
             2010                      0.15%       0.60%        12.68      12.75         2,548       35,295     26.93%      27.36%
             2009                      0.50%       0.60%        10.01      10.01           329        3,291     50.90%      50.90%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
             2013                      0.15%       0.90%        14.86      21.25        21,106      372,054     37.80%      38.84%
             2012                      0.15%       0.90%        10.78      15.31        20,907      267,443     17.25%      18.13%
             2011                      0.15%       0.90%         9.19      12.96         8,594       88,543     -2.56%      -1.80%
             2010                      0.15%       0.90%         9.54       9.58         3,593       36,187     16.03%      16.15%
             2009                      0.50%       0.60%         8.22       8.24         2,584       21,263     42.22%      42.38%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013                      0.15%       0.90%        15.84      30.06        26,269      576,533     33.82%      34.59%
             2012                      0.15%       0.90%        11.82      22.46        20,273      342,524     15.34%      16.20%
             2011                      0.15%       0.90%        10.23      19.46        15,610      225,631     -4.71%      -3.91%
             2010                      0.15%       0.90%        10.70      20.40        12,484      190,521     27.22%      27.73%
             2009                      0.50%       0.90%        11.73      16.01        10,302      123,405     45.25%      45.61%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
             2013                      0.15%       0.90%        11.18      16.17        10,358      128,180     18.89%      19.77%
             2012                      0.15%       0.90%         9.41      13.50         7,776       75,482     20.32%      21.08%
             2011                      0.15%       0.90%         7.82      11.15         7,759       62,376     -4.02%      -3.23%
             2010                      0.15%       0.90%         8.15       8.26         8,926       74,352      5.61%       6.04%
             2009                      0.50%       0.90%         7.77       7.79         7,583       59,003     27.34%      27.47%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013                      0.10%       0.90%        12.64      19.83        13,895      231,003     24.37%      25.38%
             2012                      0.10%       0.90%        10.08      16.93        13,719      182,286     15.35%      16.23%
             2011                      0.10%       0.90%         8.68      14.65        12,429      141,995     -6.53%      -5.83%
             2010                      0.10%       0.90%         6.74      15.65        11,363      133,639     10.35%      11.16%
             2009                      0.10%       0.90%         6.10      14.17         9,205       93,572     37.24%      37.84%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013                      0.15%       0.60%        14.00      14.00         3,534       49,472     29.74%      29.74%
             2012          2/16/12     0.60%       0.60%        10.79      10.79           899        9,699      5.45%       5.45%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013                      0.15%       0.60%        11.38      11.51        12,864      146,471     14.06%      14.55%
             2012                      0.15%       0.60%         9.98       9.98           981        9,791     18.64%      18.64%
             2011          8/24/11     0.60%       0.60%         8.41       8.41           166        1,400     -5.53%      -5.53%
M CAPITAL APPRECIATION
             2013                      0.50%       0.50%        25.59      25.59           140        3,579     38.48%      38.48%
             2012                      0.50%       0.50%        18.48      18.48           143        2,650     16.84%      16.84%
             2011                      0.50%       0.50%        15.81      15.81           118        1,867     -7.68%      -7.68%
             2010                      0.50%       0.50%        17.13      17.13            95        1,632     26.43%      26.43%
             2009          11/4/09     0.50%       0.50%        13.55      13.55            71          959     10.06%      10.06%



                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013      2.05%
             2012      1.16%
             2011      1.04%
             2010      1.53%
             2009      1.00%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013      0.88%
             2012      0.67%
             2011      0.33%
             2010      0.60%
             2009      0.60%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013      4.84%
             2012      2.60%
             2011      1.75%
             2010      3.00%
             2009      1.50%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.10%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
             2013      1.54%
             2012      2.05%
             2011      1.93%
             2010      1.99%
             2009      2.00%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013      0.00%
             2012      0.00%
             2011      0.24%
             2010      0.80%
             2009      0.90%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013      1.95%
             2012      2.00%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013      3.04%
             2012      6.53%
             2011      0.00%
M CAPITAL APPRECIATION
             2013      0.00%
             2012      0.36%
             2011      0.00%
             2010      0.17%
             2009      0.00%


LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
M INTERNATIONAL EQUITY
             2013                      0.50%       0.50%      $ 14.61     $14.61           353  $     5,160     15.75%      15.75%
             2012                      0.50%       0.50%        12.62      12.62           318        4,017     20.09%      20.09%
             2011                      0.50%       0.50%        10.51      10.51           258        2,709    -13.99%     -13.99%
             2010                      0.50%       0.50%        12.22      12.22           174        2,130      4.03%       4.03%
             2009                      0.50%       0.50%        13.48      13.48           232        2,934     24.68%      24.68%
M LARGE CAP GROWTH
             2013                      0.50%       0.50%        20.95      20.95           357        7,485     35.49%      35.49%
             2012                      0.50%       0.50%        15.46      15.46           323        4,996     18.72%      18.72%
             2011                      0.50%       0.50%        13.02      13.02           283        3,687     -1.29%      -1.29%
             2010                      0.50%       0.50%        13.19      13.19           230        3,035     22.46%      22.46%
             2009          11/4/09     0.50%       0.50%        10.77      10.77           173        1,865      7.03%       7.03%
M LARGE CAP VALUE
             2013                      0.50%       0.50%        17.28      17.28           420        7,265     33.56%      33.56%
             2012                      0.50%       0.50%        12.93      12.93           394        5,093     16.71%      16.71%
             2011                      0.50%       0.50%        11.08      11.08           343        3,803     -4.58%      -4.58%
             2010                      0.50%       0.50%        11.61      11.61           267        3,103      8.74%       8.74%
             2009          11/4/09     0.50%       0.50%        10.68      10.68           174        1,860      6.77%       6.77%
MFS VIT CORE EQUITY INITIAL CLASS
             2013                      0.35%       0.75%        14.49      17.44           248        4,493     34.10%      34.13%
             2012                      0.35%       0.35%        13.00      13.00           160        1,739     15.82%      15.82%
             2011                      0.35%       0.75%        11.23      16.12           337        5,012     -1.84%      -1.37%
             2010                      0.35%       0.75%        12.59      16.40         1,103       17,662     16.34%      16.37%
             2009                      0.75%       0.75%        10.82      14.10           961       13,270     31.44%      31.45%
MFS VIT GROWTH INITIAL CLASS
             2013                      0.10%       0.90%        15.22      29.87        42,297      814,730     35.63%      36.77%
             2012                      0.10%       0.90%        11.23      21.99        48,165      645,320     16.33%      17.26%
             2011                      0.10%       0.90%         6.35      18.88        48,964      543,039     -1.22%      -0.47%
             2010                      0.10%       0.90%         6.41      19.08        55,505      539,206     14.30%      15.16%
             2009                      0.10%       0.90%         5.60      16.67        60,299      471,939     36.44%      36.99%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013                      0.10%       0.90%        12.72      19.79        87,737    1,360,335     17.98%      18.87%
             2012                      0.10%       0.90%        10.80      16.75        89,258    1,173,837     10.26%      11.09%
             2011                      0.10%       0.90%         9.76      15.73        97,777    1,216,199      0.86%       1.62%
             2010                      0.10%       0.90%         9.65      15.58        96,405    1,242,437      8.94%       9.75%
             2009                      0.10%       0.90%        10.95      14.29        83,150    1,023,152     16.97%      17.44%
MFS VIT UTILITIES INITIAL CLASS
             2013                      0.10%       0.90%        13.12      46.98        58,115    1,226,719     19.44%      20.42%
             2012                      0.10%       0.90%        11.14      39.27        51,803      916,299     12.47%      13.42%
             2011                      0.10%       0.90%         9.82      34.87        92,356    1,421,990      5.83%       6.69%
             2010                      0.10%       0.90%         9.20      32.90        68,744    1,366,816     12.79%      13.65%
             2009                      0.10%       0.90%        15.16      29.12        65,248    1,196,464     32.02%      32.56%
NB AMT LARGE CAP VALUE I CLASS
             2013                      0.35%       0.35%        15.20      15.20        10,064      152,974     30.68%      30.68%
             2012                      0.35%       0.35%        11.63      11.63        10,587      123,153     16.19%      16.19%
             2011                      0.35%       0.35%        10.01      10.01        10,920      109,326    -11.67%     -11.67%
             2010                      0.35%       0.75%        13.10      13.10         9,857      124,964     14.80%      14.80%
             2009                      0.75%       0.75%        11.41      11.41         9,601      109,536     54.91%      54.91%
NB AMT MID CAP GROWTH I CLASS
             2013                      0.35%       0.90%        13.72      30.24        79,307    1,434,486     31.42%      32.15%
             2012                      0.35%       0.90%        10.41      22.97        69,885    1,180,974     11.41%      12.02%
             2011                      0.35%       0.90%         8.34      20.59        77,785    1,229,619     -0.43%       0.12%
             2010                      0.35%       0.90%         8.36      20.65        83,971    1,274,162     27.94%      28.58%
             2009                      0.50%       0.90%         6.53      16.11        94,016    1,048,667     30.42%      30.94%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013                      0.35%       0.90%        17.03      29.59        19,938      410,247     35.80%      36.57%
             2012                      0.35%       0.90%        12.47      21.76        20,125      329,722     14.49%      15.12%
             2011                      0.35%       0.90%        10.83      18.97        20,337      290,620     -7.38%      -6.83%
             2010                      0.35%       0.90%        12.93      20.44        19,099      300,796     25.04%      25.55%
             2009                      0.50%       0.90%        10.30      16.32        20,900      262,904     45.24%      45.83%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
M INTERNATIONAL EQUITY
             2013      2.50%
             2012      2.29%
             2011      3.77%
             2010      3.86%
             2009      3.68%
M LARGE CAP GROWTH
             2013      0.56%
             2012      0.04%
             2011      0.00%
             2010      0.26%
             2009      0.00%
M LARGE CAP VALUE
             2013      2.72%
             2012      0.74%
             2011      0.33%
             2010      0.53%
             2009      0.00%
MFS VIT CORE EQUITY INITIAL CLASS
             2013      1.31%
             2012      1.04%
             2011      0.76%
             2010      1.00%
             2009      1.74%
MFS VIT GROWTH INITIAL CLASS
             2013      0.23%
             2012      0.00%
             2011      0.20%
             2010      0.12%
             2009      0.32%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013      1.75%
             2012      2.62%
             2011      2.61%
             2010      2.59%
             2009      3.52%
MFS VIT UTILITIES INITIAL CLASS
             2013      2.32%
             2012      5.73%
             2011      3.25%
             2010      3.17%
             2009      4.89%
NB AMT LARGE CAP VALUE I CLASS
             2013      1.17%
             2012      0.43%
             2011      0.00%
             2010      0.69%
             2009      2.72%
NB AMT MID CAP GROWTH I CLASS
             2013      0.00%
             2012      0.00%
             2011      0.00%
             2010      0.00%
             2009      0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013      1.18%
             2012      0.62%
             2011      0.67%
             2010      0.74%
             2009      1.80%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                    MINIMUM     MAXIMUM     MINIMUM    MAXIMUM                                MINIMUM     MAXIMUM
                    COMMENCEMENT    FEE         FEE         UNIT       UNIT        UNITS                      TOTAL       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING    NET ASSETS  RETURN(4)   RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
             2013                      0.10%       0.90%      $ 10.27     $13.01        64,120  $   749,501    -15.46%     -14.77%
             2012                      0.10%       0.90%        12.11      15.27        36,367      506,945      4.45%       5.30%
             2011                      0.10%       0.90%        12.99      14.50        21,856      301,643     -8.39%      -7.65%
             2010                      0.10%       0.90%        15.50      15.57         7,345      112,882     23.41%      23.78%
             2009           9/1/09     0.60%       0.90%        12.56      12.58         1,338       16,808      5.24%      17.16%
PREMIER VIT OPCAP MANAGED CLASS I
             2009                      0.80%       0.80%        10.96      10.96         4,356       47,747     23.71%      23.71%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013                      0.35%       0.90%        14.84      23.20         5,758      102,144     40.40%      41.17%
             2012                      0.35%       0.90%        12.69      16.52         5,700       71,972     21.17%      21.84%
             2011                      0.35%       0.90%        11.32      13.64         5,032       60,424     -2.06%      -1.92%
             2010                      0.75%       0.90%        11.56      13.92         4,583       58,040      1.55%       1.70%
             2009                      0.75%       0.90%        11.38      13.71         4,906       61,954     24.87%      25.06%
PUTNAM VT GROWTH & INCOME CLASS IB
             2013                      0.35%       0.90%        14.48      17.42         1,708       25,489     34.46%      35.20%
             2012                      0.35%       0.90%        12.60      12.95         1,727       19,070     18.07%      18.72%
             2011                      0.35%       0.90%        10.61      11.15         1,462       16,262     -5.48%      -4.97%
             2010                      0.35%       0.90%        11.61      11.78         1,483       17,427     13.35%      13.52%
             2009                      0.75%       0.90%        10.24      10.38         1,507       15,615     28.65%      28.84%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
             2013      1.53%
             2012      2.82%
             2011     14.15%
             2010     16.33%
             2009      4.94%
PREMIER VIT OPCAP MANAGED CLASS I
             2009      2.41%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013      1.08%
             2012      1.25%
             2011      0.82%
             2010      1.99%
             2009      0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
             2013      1.61%
             2012      1.68%
             2011      1.23%
             2010      1.52%
             2009      2.62%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                           AGGREGATE     AGGREGATE
                                                                                                           COST OF       PROCEEDS
SUBACCOUNT                                                                                                 PURCHASES     FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                     $    204,784  $     28,817
ABVPSF Growth and Income Class A                                                                               225,092        72,253
ABVPSF International Value Class A                                                                             105,700        53,565
ABVPSF Large Cap Growth Class A                                                                                  7,754        31,644
ABVPSF Small/Mid Cap Value Class A                                                                             256,429       133,070
American Century VP Inflation Protection Class I                                                               259,437       231,429
American Funds Global Growth Class 2                                                                           261,468       109,290
American Funds Global Small Capitalization Class 2                                                             269,287        86,736
American Funds Growth Class 2                                                                                  757,787       495,398
American Funds Growth-Income Class 2                                                                           596,270       435,785
American Funds International Class 2                                                                           529,111       328,068
BlackRock Global Allocation V.I. Class I                                                                       745,130       209,892
Delaware VIP Diversified Income Standard Class                                                                 557,161       447,193
Delaware VIP Emerging Markets Standard Class                                                                   425,357       208,829
Delaware VIP High Yield Standard Class                                                                         236,622       157,960
Delaware VIP Limited-Term Diversified Income Standard Class                                                    265,236        17,123
Delaware VIP REIT Standard Class                                                                               300,895       214,464
Delaware VIP Small Cap Value Standard Class                                                                    453,998       178,164
Delaware VIP Smid Cap Growth Standard Class                                                                    278,552       176,765
Delaware VIP U.S. Growth Standard Class                                                                        216,792       103,330
Delaware VIP Value Standard Class                                                                              127,313       155,965
DWS Alternative Asset Allocation VIP Class A                                                                   125,747         5,802
DWS Equity 500 Index VIP Class A                                                                               167,555       149,061
DWS Small Cap Index VIP Class A                                                                                120,226       155,162
Fidelity VIP Asset Manager Initial Class                                                                         4,492        26,735
Fidelity VIP Contrafund Service Class                                                                          356,769       362,404
Fidelity VIP Equity-Income Initial Class                                                                        20,422        47,340
Fidelity VIP Equity-Income Service Class                                                                        32,411        15,341
Fidelity VIP Growth Service Class                                                                              152,160        96,902
Fidelity VIP Growth Opportunities Service Class                                                                  9,774        10,831
Fidelity VIP High Income Service Class                                                                           8,871        11,592
Fidelity VIP Investment Grade Bond Initial Class                                                                16,236        29,160
Fidelity VIP Mid Cap Service Class                                                                             266,938        70,145
Fidelity VIP Overseas Service Class                                                                             41,070        85,926
FTVIPT Franklin Income Securities Class 1                                                                      408,000       136,401
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                         67,828        77,594
FTVIPT Mutual Shares Securities Class 1                                                                        221,926        44,033
FTVIPT Templeton Foreign Securities Class 1                                                                     23,738        22,445
FTVIPT Templeton Foreign Securities Class 2                                                                     11,357        26,021
FTVIPT Templeton Global Bond Securities Class 1                                                                122,943       121,684
FTVIPT Templeton Growth Securities Class 1                                                                      33,509        44,616
FTVIPT Templeton Growth Securities Class 2                                                                      12,893        32,572
Invesco V.I. American Franchise Series I                                                                        37,527        70,133
Invesco V.I. Core Equity Series I                                                                              134,406       217,501
Invesco V.I. Diversified Income Series I                                                                        10,215        25,790
Invesco V.I. International Growth Series I                                                                      15,235        29,315
Janus Aspen Balanced Institutional Class                                                                        22,320        38,750
Janus Aspen Balanced Service Class                                                                              44,707        26,455
Janus Aspen Enterprise Service Class                                                                             3,760        14,614
Janus Aspen Global Research Institutional Class                                                                 19,669        55,761
Janus Aspen Global Research Service Class                                                                        4,432        40,828
Janus Aspen Global Technology Service Class                                                                        847         2,132
LVIP Baron Growth Opportunities Standard Class                                                                 189,400        14,859
LVIP Baron Growth Opportunities Service Class                                                                  214,825        75,803
LVIP BlackRock Emerging Markets RPM Standard Class                                                              98,868         4,069
LVIP BlackRock Equity Dividend RPM Standard Class                                                              176,853        32,227
LVIP BlackRock Inflation Protected Bond Standard Class                                                         228,320        22,869
LVIP Capital Growth Standard Class                                                                             103,465        18,180

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                                           AGGREGATE     AGGREGATE
                                                                                                           COST OF       PROCEEDS
SUBACCOUNT                                                                                                 PURCHASES     FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                                            $    189,893  $     57,802
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                            4,702         1,276
LVIP Delaware Bond Standard Class                                                                              890,605       411,533
LVIP Delaware Diversified Floating Rate Standard Class                                                         162,235        11,640
LVIP Delaware Foundation Aggressive Allocation Standard Class                                                  141,312        25,361
LVIP Delaware Growth and Income Standard Class                                                                  49,550        21,110
LVIP Delaware Social Awareness Standard Class                                                                  170,348        11,737
LVIP Delaware Special Opportunities Standard Class                                                             155,185        26,705
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                            140,779         6,063
LVIP Dimensional U.S. Equity RPM Standard Class                                                                244,552         8,607
LVIP Dimensional/Vanguard Total Bond Standard Class                                                            204,036        81,981
LVIP Global Income Standard Class                                                                              265,612        46,292
LVIP JPMorgan High Yield Standard Class                                                                        257,132        24,337
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                                 102,490        37,912
LVIP Managed Risk Profile 2010 Standard Class                                                                       --        93,105
LVIP Managed Risk Profile 2020 Standard Class                                                                    3,260       185,263
LVIP Managed Risk Profile 2030 Standard Class                                                                   16,666        38,887
LVIP Managed Risk Profile 2040 Standard Class                                                                    4,815        23,095
LVIP Managed Risk Profile Conservative Standard Class                                                           48,613         4,923
LVIP Managed Risk Profile Growth Standard Class                                                                493,748       318,965
LVIP Managed Risk Profile Moderate Standard Class                                                              500,124       309,683
LVIP MFS International Growth Standard Class                                                                   101,655        12,858
LVIP MFS Value Standard Class                                                                                  388,304       140,042
LVIP Mid-Cap Value Standard Class                                                                               66,005        32,686
LVIP Mondrian International Value Standard Class                                                               157,060       160,480
LVIP Money Market Standard Class                                                                             3,827,625     3,274,929
LVIP SSgA Bond Index Standard Class                                                                            136,738        99,332
LVIP SSgA Conservative Index Allocation Standard Class                                                           3,433       158,779
LVIP SSgA Conservative Structured Allocation Standard Class                                                      3,086           246
LVIP SSgA Developed International 150 Standard Class                                                            20,796        12,473
LVIP SSgA Emerging Markets 100 Standard Class                                                                  118,013        51,640
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                        119,768       458,563
LVIP SSgA International Index Standard Class                                                                    35,828         1,897
LVIP SSgA Large Cap 100 Standard Class                                                                         101,747        26,874
LVIP SSgA Moderate Index Allocation Standard Class                                                             224,986        19,972
LVIP SSgA Moderate Structured Allocation Standard Class                                                        320,730       146,023
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                                101,908        18,537
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                           449,956         7,004
LVIP SSgA S&P 500 Index Standard Class                                                                         610,780       154,845
LVIP SSgA Small-Cap Index Standard Class                                                                       126,693        61,233
LVIP SSgA Small-Mid Cap 200 Standard Class                                                                     122,433         6,762
LVIP T. Rowe Price Growth Stock Standard Class                                                                  43,068        43,872
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                    124,036        19,045
LVIP Templeton Growth RPM Standard Class                                                                        44,132         8,687
LVIP UBS Large Cap Growth RPM Standard Class                                                                    16,019        14,346
LVIP Vanguard Domestic Equity ETF Standard Class                                                                37,256         3,852
LVIP Vanguard International Equity ETF Standard Class                                                          140,346        14,651
M Capital Appreciation                                                                                             842           626
M International Equity                                                                                           1,124           629
M Large Cap Growth                                                                                               1,471           537
M Large Cap Value                                                                                                1,812           699
MFS VIT Core Equity Initial Class                                                                                2,108           186
MFS VIT Growth Initial Class                                                                                   137,588       171,831
MFS VIT Total Return Initial Class                                                                             205,176       214,348
MFS VIT Utilities Initial Class                                                                                271,776       113,360
NB AMT Large Cap Value I Class                                                                                   3,463         9,606
NB AMT Mid Cap Growth I Class                                                                                   58,780       172,374
NB AMT Mid Cap Intrinsic Value I Class                                                                          46,722        74,198
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                                    384,230        35,374
Putnam VT Global Health Care Class IB                                                                            8,456         4,878
Putnam VT Growth & Income Class IB                                                                                 509           489

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

5. INVESTMENTS



The following is a summary of investments owned at December 31, 2013:


                                                                                                NET
                                                                                     SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                                           OWNED      VALUE    OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                  53,876  $ 20.75  $  1,117,915  $    934,757
ABVPSF Growth and Income Class A                                                       42,974    27.80     1,194,668       889,814
ABVPSF International Value Class A                                                     42,233    14.99       633,068       590,659
ABVPSF Large Cap Growth Class A                                                         3,214    42.78       137,513        93,026
ABVPSF Small/Mid Cap Value Class A                                                     48,255    22.89     1,104,550       820,472
American Century VP Inflation Protection Class I                                       66,232    10.48       694,109       733,540
American Funds Global Growth Class 2                                                   70,196    29.92     2,100,255     1,510,793
American Funds Global Small Capitalization Class 2                                     97,956    25.25     2,473,384     1,957,621
American Funds Growth Class 2                                                          97,791    77.94     7,621,823     5,449,519
American Funds Growth-Income Class 2                                                  121,485    50.40     6,122,837     4,457,293
American Funds International Class 2                                                  204,126    21.15     4,317,251     3,572,301
BlackRock Global Allocation V.I. Class I                                              141,651    17.61     2,494,465     2,301,004
Delaware VIP Diversified Income Standard Class                                        157,179    10.53     1,655,095     1,668,054
Delaware VIP Emerging Markets Standard Class                                          115,820    21.47     2,486,652     2,203,341
Delaware VIP High Yield Standard Class                                                205,571     6.19     1,272,485     1,185,025
Delaware VIP Limited-Term Diversified Income Standard Class                            84,056     9.86       828,785       841,724
Delaware VIP REIT Standard Class                                                      110,240    12.14     1,338,311     1,246,596
Delaware VIP Small Cap Value Standard Class                                            52,174    41.72     2,176,719     1,684,720
Delaware VIP Smid Cap Growth Standard Class                                            45,144    32.39     1,462,219     1,110,509
Delaware VIP U.S. Growth Standard Class                                                45,107    13.14       592,706       439,180
Delaware VIP Value Standard Class                                                      48,971    26.09     1,277,653       918,839
DWS Alternative Asset Allocation VIP Class A                                           11,599    13.75       159,484       155,993
DWS Equity 500 Index VIP Class A                                                      146,617    19.01     2,787,184     2,004,210
DWS Small Cap Index VIP Class A                                                        61,305    17.69     1,084,477       817,873
Fidelity VIP Asset Manager Initial Class                                               10,929    17.24       188,423       165,922
Fidelity VIP Contrafund Service Class                                                  78,775    34.24     2,697,244     1,960,680
Fidelity VIP Equity-Income Initial Class                                                4,583    23.29       106,738        93,122
Fidelity VIP Equity-Income Service Class                                               12,607    23.20       292,492       258,998
Fidelity VIP Growth Service Class                                                      14,821    57.00       844,823       552,787
Fidelity VIP Growth Opportunities Service Class                                         4,531    29.91       135,529        84,362
Fidelity VIP High Income Service Class                                                 11,975     5.77        69,098        66,865
Fidelity VIP Investment Grade Bond Initial Class                                       14,176    12.36       175,212       185,529
Fidelity VIP Mid Cap Service Class                                                     28,575    36.16     1,033,266       898,197
Fidelity VIP Overseas Service Class                                                    15,055    20.56       309,538       237,643
FTVIPT Franklin Income Securities Class 1                                              74,982    16.52     1,238,704     1,125,786
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                20,362    28.38       577,888       414,761
FTVIPT Mutual Shares Securities Class 1                                                42,577    21.92       933,278       738,939
FTVIPT Templeton Foreign Securities Class 1                                            16,487    17.56       289,507       228,583
FTVIPT Templeton Foreign Securities Class 2                                             7,459    17.24       128,584       104,131
FTVIPT Templeton Global Bond Securities Class 1                                        43,904    19.15       840,768       786,691
FTVIPT Templeton Growth Securities Class 1                                             27,264    15.47       421,767       325,907
FTVIPT Templeton Growth Securities Class 2                                              3,471    15.23        52,870        39,324
Invesco V.I. American Franchise Series I                                               13,887    50.63       703,073       519,446
Invesco V.I. Core Equity Series I                                                      31,078    38.43     1,194,323       887,547
Invesco V.I. Diversified Income Series I                                               25,498     6.23       158,851       161,256
Invesco V.I. International Growth Series I                                             14,718    35.32       519,833       442,038
Janus Aspen Balanced Institutional Class                                                5,964    30.27       180,523       165,433
Janus Aspen Balanced Service Class                                                     10,300    31.72       326,709       288,098
Janus Aspen Enterprise Service Class                                                    2,204    56.80       125,176        74,468
Janus Aspen Global Research Institutional Class                                         9,470    38.99       369,237       276,875
Janus Aspen Global Research Service Class                                               1,285    38.40        49,343        34,647
Janus Aspen Global Technology Service Class                                             1,589     8.34        13,254         8,774
LVIP Baron Growth Opportunities Standard Class                                          5,063    45.94       232,610       207,937
LVIP Baron Growth Opportunities Service Class                                          13,919    45.20       629,164       484,635
LVIP BlackRock Emerging Markets RPM Standard Class                                      9,682     9.95        96,372        94,902
LVIP BlackRock Equity Dividend RPM Standard Class                                      23,731    17.46       414,216       351,539
LVIP BlackRock Inflation Protected Bond Standard Class                                 55,945    10.19       570,023       607,402
LVIP Capital Growth Standard Class                                                      9,329    37.74       352,049       260,520

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                                NET
                                                                                     SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                                           OWNED      VALUE    OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                         59,518  $  8.78  $    522,449  $    444,737
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                   1,791    13.64        24,421        19,250
LVIP Delaware Bond Standard Class                                                     282,139    13.47     3,799,283     3,897,653
LVIP Delaware Diversified Floating Rate Standard Class                                 32,719    10.14       331,674       331,529
LVIP Delaware Foundation Aggressive Allocation Standard Class                          36,004    15.63       562,707       464,268
LVIP Delaware Growth and Income Standard Class                                          5,601    42.18       236,263       172,919
LVIP Delaware Social Awareness Standard Class                                           7,794    42.84       333,916       278,940
LVIP Delaware Special Opportunities Standard Class                                      4,118    41.37       170,390       158,217
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                    14,196    10.39       147,512       139,582
LVIP Dimensional U.S. Equity RPM Standard Class                                        19,498    13.65       266,132       242,046
LVIP Dimensional/Vanguard Total Bond Standard Class                                    22,146    10.22       226,423       233,758
LVIP Global Income Standard Class                                                      44,625    11.42       509,613       518,652
LVIP JPMorgan High Yield Standard Class                                                43,428    11.30       490,909       482,715
LVIP JPMorgan Mid Cap Value RPM Standard Class                                         16,087    14.56       234,287       182,359
LVIP Managed Risk Profile 2020 Standard Class                                          10,119    11.83       119,698        92,334
LVIP Managed Risk Profile 2030 Standard Class                                          17,917    11.93       213,822       164,132
LVIP Managed Risk Profile 2040 Standard Class                                           9,211    11.52       106,135        73,496
LVIP Managed Risk Profile Conservative Standard Class                                  19,865    13.62       270,627       248,307
LVIP Managed Risk Profile Growth Standard Class                                       221,366    13.29     2,941,948     2,548,864
LVIP Managed Risk Profile Moderate Standard Class                                     222,452    13.82     3,073,173     2,624,110
LVIP MFS International Growth Standard Class                                           19,315    14.58       281,616       247,180
LVIP MFS Value Standard Class                                                          38,708    34.53     1,336,446       985,381
LVIP Mid-Cap Value Standard Class                                                       7,663    21.27       163,005       127,676
LVIP Mondrian International Value Standard Class                                       43,739    18.13       793,025       710,039
LVIP Money Market Standard Class                                                      779,247    10.00     7,792,472     7,792,473
LVIP SSgA Bond Index Standard Class                                                    36,713    11.01       404,283       419,104
LVIP SSgA Conservative Index Allocation Standard Class                                 14,459    12.00       173,446       161,399
LVIP SSgA Conservative Structured Allocation Standard Class                               342    11.68         3,993         3,888
LVIP SSgA Developed International 150 Standard Class                                    3,134     9.49        29,741        26,706
LVIP SSgA Emerging Markets 100 Standard Class                                          20,400     9.92       202,306       212,454
LVIP SSgA Global Tactical Allocation RPM Standard Class                                66,617    11.78       785,012       710,297
LVIP SSgA International Index Standard Class                                            6,018     9.46        56,921        50,272
LVIP SSgA Large Cap 100 Standard Class                                                 25,691    14.47       371,749       306,045
LVIP SSgA Moderate Index Allocation Standard Class                                     24,993    12.91       322,535       303,810
LVIP SSgA Moderate Structured Allocation Standard Class                                38,658    12.43       480,367       445,501
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                        14,213    13.19       187,503       167,112
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                   37,659    12.80       482,148       468,180
LVIP SSgA S&P 500 Index Standard Class                                                103,684    13.26     1,374,747     1,075,931
LVIP SSgA Small-Cap Index Standard Class                                                7,920    26.72       211,637       157,534
LVIP SSgA Small-Mid Cap 200 Standard Class                                             10,500    15.39       161,631       150,826
LVIP T. Rowe Price Growth Stock Standard Class                                         12,972    28.68       372,059       252,506
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                            27,529    20.94       576,541       404,643
LVIP Templeton Growth RPM Standard Class                                                3,768    34.02       128,182       105,042
LVIP UBS Large Cap Growth RPM Standard Class                                            7,816    29.56       231,006       162,433
LVIP Vanguard Domestic Equity ETF Standard Class                                        3,680    13.42        49,389        43,118
LVIP Vanguard International Equity ETF Standard Class                                  14,257    10.27       146,445       135,727
M Capital Appreciation                                                                    120    29.71         3,579         2,841
M International Equity                                                                    392    13.15         5,160         4,417
M Large Cap Growth                                                                        303    24.74         7,485         4,986
M Large Cap Value                                                                         528    13.77         7,265         5,566
MFS VIT Core Equity Initial Class                                                         191    23.56         4,493         3,565
MFS VIT Growth Initial Class                                                           20,811    39.07       813,119       551,282
MFS VIT Total Return Initial Class                                                     58,036    23.44     1,360,353     1,121,802
MFS VIT Utilities Initial Class                                                        38,419    31.88     1,224,793     1,007,692
NB AMT Large Cap Value I Class                                                         10,171    15.04       152,975       105,387
NB AMT Mid Cap Growth I Class                                                          34,928    41.07     1,434,505       942,988
NB AMT Mid Cap Intrinsic Value I Class                                                 25,046    16.38       410,253       341,324
PIMCO VIT CommodityRealReturn Strategy Administrative Class                           125,336     5.98       749,510       896,356
Putnam VT Global Health Care Class IB                                                   5,844    17.48       102,146        71,819
Putnam VT Growth & Income Class IB                                                      1,066    23.91        25,489        17,516

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

6. CHANGES IN UNITS OUTSTANDING



The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                              16,428      (2,020)      14,408
ABVPSF Growth and Income Class A                                                                   12,939      (4,291)       8,648
ABVPSF International Value Class A                                                                  7,515      (5,565)       1,950
ABVPSF Large Cap Growth Class A                                                                       798      (2,045)      (1,247)
ABVPSF Small/Mid Cap Value Class A                                                                  9,908      (7,467)       2,441
American Century VP Inflation Protection Class I                                                   15,564     (15,724)        (160)
American Funds Global Growth Class 2                                                               13,644      (6,331)       7,313
American Funds Global Small Capitalization Class 2                                                 16,702      (4,375)      12,327
American Funds Growth Class 2                                                                      48,317     (28,148)      20,169
American Funds Growth-Income Class 2                                                               34,236     (27,091)       7,145
American Funds International Class 2                                                               52,017     (19,878)      32,139
BlackRock Global Allocation V.I. Class I                                                           46,666     (14,516)      32,150
Delaware VIP Diversified Income Standard Class                                                     34,553     (27,201)       7,352
Delaware VIP Emerging Markets Standard Class                                                       21,390     (12,727)       8,663
Delaware VIP High Yield Standard Class                                                             10,140      (7,960)       2,180
Delaware VIP Limited-Term Diversified Income Standard Class                                        25,398      (1,525)      23,873
Delaware VIP REIT Standard Class                                                                   18,344      (9,637)       8,707
Delaware VIP Small Cap Value Standard Class                                                        21,235      (9,453)      11,782
Delaware VIP Smid Cap Growth Standard Class                                                        11,813      (9,117)       2,696
Delaware VIP U.S. Growth Standard Class                                                            13,046      (5,860)       7,186
Delaware VIP Value Standard Class                                                                  11,689      (9,069)       2,620
DWS Alternative Asset Allocation VIP Class A                                                        9,960        (453)       9,507
DWS Equity 500 Index VIP Class A                                                                   12,114      (9,032)       3,082
DWS Small Cap Index VIP Class A                                                                    16,002      (9,278)       6,724
Fidelity VIP Asset Manager Initial Class                                                               92      (1,996)      (1,904)
Fidelity VIP Contrafund Service Class                                                              22,142     (20,701)       1,441
Fidelity VIP Equity-Income Initial Class                                                              755      (3,227)      (2,472)
Fidelity VIP Equity-Income Service Class                                                            1,725        (861)         864
Fidelity VIP Growth Service Class                                                                   7,660      (5,833)       1,827
Fidelity VIP Growth Opportunities Service Class                                                       566        (622)         (56)
Fidelity VIP High Income Service Class                                                                485        (771)        (286)
Fidelity VIP Investment Grade Bond Initial Class                                                      886      (2,483)      (1,597)
Fidelity VIP Mid Cap Service Class                                                                  8,942      (3,933)       5,009
Fidelity VIP Overseas Service Class                                                                 2,634      (6,047)      (3,413)
FTVIPT Franklin Income Securities Class 1                                                          23,736      (9,127)      14,609
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                             2,631      (4,608)      (1,977)
FTVIPT Mutual Shares Securities Class 1                                                            11,035      (3,143)       7,892
FTVIPT Templeton Foreign Securities Class 1                                                         1,275      (1,568)        (293)
FTVIPT Templeton Foreign Securities Class 2                                                           631      (1,872)      (1,241)
FTVIPT Templeton Global Bond Securities Class 1                                                     3,850      (5,859)      (2,009)
FTVIPT Templeton Growth Securities Class 1                                                          2,047      (2,742)        (695)
FTVIPT Templeton Growth Securities Class 2                                                            776      (2,364)      (1,588)
Invesco V.I. American Franchise Series I                                                            2,776      (5,227)      (2,451)
Invesco V.I. Core Equity Series I                                                                   9,049     (16,019)      (6,970)
Invesco V.I. Diversified Income Series I                                                              221      (2,048)      (1,827)
Invesco V.I. International Growth Series I                                                         18,604      (2,008)      16,596
Janus Aspen Balanced Institutional Class                                                              683      (2,934)      (2,251)
Janus Aspen Balanced Service Class                                                                  1,849      (1,685)         164
Janus Aspen Enterprise Service Class                                                                  265        (968)        (703)
Janus Aspen Global Research Institutional Class                                                     1,274      (4,167)      (2,893)
Janus Aspen Global Research Service Class                                                             365      (3,238)      (2,873)
Janus Aspen Global Technology Service Class                                                            58        (142)         (84)
LVIP Baron Growth Opportunities Standard Class                                                      7,990        (656)       7,334
LVIP Baron Growth Opportunities Service Class                                                       8,924      (4,010)       4,914
LVIP BlackRock Emerging Markets RPM Standard Class                                                 10,678        (428)      10,250
LVIP BlackRock Equity Dividend RPM Standard Class                                                  11,521      (2,390)       9,131
LVIP BlackRock Inflation Protected Bond Standard Class                                             18,869      (1,904)      16,965
LVIP Capital Growth Standard Class                                                                  6,514      (1,122)       5,392
LVIP Clarion Global Real Estate Standard Class                                                     18,247      (6,254)      11,993

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                 310        (103)         207
LVIP Delaware Bond Standard Class                                                                  61,576     (29,431)      32,145
LVIP Delaware Diversified Floating Rate Standard Class                                             15,113      (1,063)      14,050
LVIP Delaware Foundation Aggressive Allocation Standard Class                                       8,098      (1,609)       6,489
LVIP Delaware Growth and Income Standard Class                                                      2,557      (1,383)       1,174
LVIP Delaware Social Awareness Standard Class                                                       9,539        (626)       8,913
LVIP Delaware Special Opportunities Standard Class                                                  8,676      (1,785)       6,891
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                13,052        (541)      12,511
LVIP Dimensional U.S. Equity RPM Standard Class                                                    18,903        (628)      18,275
LVIP Dimensional/Vanguard Total Bond Standard Class                                                18,937      (7,631)      11,306
LVIP Global Income Standard Class                                                                  19,937      (3,890)      16,047
LVIP JPMorgan High Yield Standard Class                                                            17,906      (1,782)      16,124
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                      6,976      (3,201)       3,775
LVIP Managed Risk Profile 2010 Standard Class                                                          --      (7,524)      (7,524)
LVIP Managed Risk Profile 2020 Standard Class                                                         143     (15,693)     (15,550)
LVIP Managed Risk Profile 2030 Standard Class                                                       1,220      (3,272)      (2,052)
LVIP Managed Risk Profile 2040 Standard Class                                                         327      (2,158)      (1,831)
LVIP Managed Risk Profile Conservative Standard Class                                               2,829        (317)       2,512
LVIP Managed Risk Profile Growth Standard Class                                                    33,142     (22,836)      10,306
LVIP Managed Risk Profile Moderate Standard Class                                                  32,862     (21,896)      10,966
LVIP MFS International Growth Standard Class                                                        7,724      (1,048)       6,676
LVIP MFS Value Standard Class                                                                      25,141     (10,462)      14,679
LVIP Mid-Cap Value Standard Class                                                                   4,494      (2,760)       1,734
LVIP Mondrian International Value Standard Class                                                    9,579     (10,202)        (623)
LVIP Money Market Standard Class                                                                  381,264    (310,774)      70,490
LVIP SSgA Bond Index Standard Class                                                                11,044      (8,338)       2,706
LVIP SSgA Conservative Index Allocation Standard Class                                                 79     (13,036)     (12,957)
LVIP SSgA Conservative Structured Allocation Standard Class                                           252         (21)         231
LVIP SSgA Developed International 150 Standard Class                                                1,599      (1,070)         529
LVIP SSgA Emerging Markets 100 Standard Class                                                       9,613      (3,735)       5,878
LVIP SSgA Global Tactical Allocation RPM Standard Class                                             7,802     (32,890)     (25,088)
LVIP SSgA International Index Standard Class                                                        2,808        (166)       2,642
LVIP SSgA Large Cap 100 Standard Class                                                              4,455      (1,602)       2,853
LVIP SSgA Moderate Index Allocation Standard Class                                                 17,243      (1,512)      15,731
LVIP SSgA Moderate Structured Allocation Standard Class                                            24,527     (11,339)      13,188
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                     7,782      (1,412)       6,370
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                               32,996        (496)      32,500
LVIP SSgA S&P 500 Index Standard Class                                                             37,444     (10,322)      27,122
LVIP SSgA Small-Cap Index Standard Class                                                            8,261      (4,352)       3,909
LVIP SSgA Small-Mid Cap 200 Standard Class                                                          6,013        (370)       5,643
LVIP T. Rowe Price Growth Stock Standard Class                                                      2,874      (2,675)         199
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                         6,902        (906)       5,996
LVIP Templeton Growth RPM Standard Class                                                            3,355        (773)       2,582
LVIP UBS Large Cap Growth RPM Standard Class                                                        1,189      (1,013)         176
LVIP Vanguard Domestic Equity ETF Standard Class                                                    2,933        (298)       2,635
LVIP Vanguard International Equity ETF Standard Class                                              13,224      (1,341)      11,883
M Capital Appreciation                                                                                 25         (28)          (3)
M International Equity                                                                                 80         (45)          35
M Large Cap Growth                                                                                     62         (28)          34
M Large Cap Value                                                                                      72         (46)          26
MFS VIT Core Equity Initial Class                                                                     101         (13)          88
MFS VIT Growth Initial Class                                                                        7,110     (12,978)      (5,868)
MFS VIT Total Return Initial Class                                                                 13,339     (14,860)      (1,521)
MFS VIT Utilities Initial Class                                                                    11,471      (5,159)       6,312
NB AMT Large Cap Value I Class                                                                        135        (658)        (523)
NB AMT Mid Cap Growth I Class                                                                      18,895      (9,473)       9,422
NB AMT Mid Cap Intrinsic Value I Class                                                              3,714      (3,901)        (187)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                        30,451      (2,698)      27,753
Putnam VT Global Health Care Class IB                                                                 350        (292)          58
Putnam VT Growth & Income Class IB                                                                     12         (31)         (19)

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                              17,555      (5,265)      12,290
ABVPSF Growth and Income Class A                                                                   10,322      (4,432)       5,890
ABVPSF International Value Class A                                                                 16,475      (5,134)      11,341
ABVPSF Large Cap Growth Class A                                                                     1,582        (933)         649
ABVPSF Small/Mid Cap Value Class A                                                                 13,554      (5,923)       7,631
American Century VP Inflation Protection Class I                                                    8,575     (10,170)      (1,595)
American Funds Global Growth Class 2                                                               25,423      (8,214)      17,209
American Funds Global Small Capitalization Class 2                                                 22,072     (10,112)      11,960
American Funds Growth Class 2                                                                      57,691     (45,893)      11,798
American Funds Growth-Income Class 2                                                               51,764     (37,717)      14,047
American Funds International Class 2                                                               60,184     (21,752)      38,432
BlackRock Global Allocation V.I. Class I                                                           98,934     (19,725)      79,209
Delaware VIP Diversified Income Standard Class                                                     22,192     (10,757)      11,435
Delaware VIP Emerging Markets Standard Class                                                       46,973      (9,427)      37,546
Delaware VIP High Yield Standard Class                                                             17,264     (10,821)       6,443
Delaware VIP Limited-Term Diversified Income Standard Class                                        23,083      (4,201)      18,882
Delaware VIP REIT Standard Class                                                                   14,943     (13,877)       1,066
Delaware VIP Small Cap Value Standard Class                                                        30,454     (19,121)      11,333
Delaware VIP Smid Cap Growth Standard Class                                                        18,535      (5,578)      12,957
Delaware VIP U.S. Growth Standard Class                                                            11,787      (1,299)      10,488
Delaware VIP Value Standard Class                                                                  16,124     (11,066)       5,058
DWS Alternative Asset Allocation VIP Class A                                                          669      (2,631)      (1,962)
DWS Equity 500 Index VIP Class A                                                                   13,584     (54,222)     (40,638)
DWS Small Cap Index VIP Class A                                                                     9,432      (5,474)       3,958
Fidelity VIP Asset Manager Initial Class                                                              225      (2,103)      (1,878)
Fidelity VIP Contrafund Service Class                                                              20,254     (20,161)          93
Fidelity VIP Equity-Income Initial Class                                                            4,148     (34,788)     (30,640)
Fidelity VIP Equity-Income Service Class                                                            2,366        (859)       1,507
Fidelity VIP Growth Service Class                                                                   9,955      (7,187)       2,768
Fidelity VIP Growth Opportunities Service Class                                                       442        (625)        (183)
Fidelity VIP High Income Service Class                                                                630        (304)         326
Fidelity VIP Investment Grade Bond Initial Class                                                    2,995      (7,773)      (4,778)
Fidelity VIP Mid Cap Service Class                                                                 15,805     (13,117)       2,688
Fidelity VIP Overseas Service Class                                                                 4,634      (3,677)         957
FTVIPT Franklin Income Securities Class 1                                                          15,971      (4,137)      11,834
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                             5,295      (4,750)         545
FTVIPT Mutual Shares Securities Class 1                                                            13,190      (6,853)       6,337
FTVIPT Templeton Foreign Securities Class 1                                                         3,846      (5,902)      (2,056)
FTVIPT Templeton Foreign Securities Class 2                                                           750        (738)          12
FTVIPT Templeton Global Bond Securities Class 1                                                     8,790      (8,019)         771
FTVIPT Templeton Growth Securities Class 1                                                          3,339      (5,100)      (1,761)
FTVIPT Templeton Growth Securities Class 2                                                            345        (417)         (72)
Invesco V.I. American Franchise Series I                                                           49,719      (4,045)      45,674
Invesco V.I. Capital Appreciation Series I                                                            717     (90,492)     (89,775)
Invesco V.I. Core Equity Series I                                                                  11,554     (67,775)     (56,221)
Invesco V.I. Diversified Income Series I                                                              438      (2,153)      (1,715)
Invesco V.I. International Growth Series I                                                          1,488      (2,601)      (1,113)
Janus Aspen Balanced Institutional Class                                                            1,814      (1,198)         616
Janus Aspen Balanced Service Class                                                                  6,384      (4,689)       1,695
Janus Aspen Enterprise Service Class                                                                2,006        (445)       1,561
Janus Aspen Global Research Institutional Class                                                     1,722      (5,349)      (3,627)
Janus Aspen Global Research Service Class                                                             688        (292)         396
Janus Aspen Global Technology Service Class                                                           112        (871)        (759)
LVIP Baron Growth Opportunities Standard Class                                                      1,009      (1,230)        (221)
LVIP Baron Growth Opportunities Service Class                                                       8,368      (3,563)       4,805
LVIP BlackRock Equity Dividend RPM Standard Class                                                   2,286        (917)       1,369
LVIP BlackRock Inflation Protected Bond Standard Class                                             18,138      (1,963)      16,175
LVIP Capital Growth Standard Class                                                                  8,712        (738)       7,974
LVIP Clarion Global Real Estate Standard Class                                                     11,828     (12,827)        (999)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                 326      (5,410)      (5,084)
LVIP Delaware Bond Standard Class                                                                  81,294     (21,405)      59,889
LVIP Delaware Diversified Floating Rate Standard Class                                             10,583        (679)       9,904

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Standard Class                                       5,392        (493)       4,899
LVIP Delaware Growth and Income Standard Class                                                        744        (985)        (241)
LVIP Delaware Social Awareness Standard Class                                                         639        (362)         277
LVIP Delaware Special Opportunities Standard Class                                                    983      (4,557)      (3,574)
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                   112        (179)         (67)
LVIP Dimensional U.S. Equity RPM Standard Class                                                       338         (66)         272
LVIP Dimensional/Vanguard Total Bond Standard Class                                                 9,192        (255)       8,937
LVIP Global Income Standard Class                                                                  12,081      (2,684)       9,397
LVIP JPMorgan High Yield Standard Class                                                            14,349        (680)      13,669
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                        926      (1,159)        (233)
LVIP Managed Risk Profile 2010 Standard Class                                                         409        (750)        (341)
LVIP Managed Risk Profile 2020 Standard Class                                                       3,013      (1,829)       1,184
LVIP Managed Risk Profile 2030 Standard Class                                                       1,233      (2,740)      (1,507)
LVIP Managed Risk Profile 2040 Standard Class                                                         596        (614)         (18)
LVIP Managed Risk Profile Conservative Standard Class                                               5,429        (392)       5,037
LVIP Managed Risk Profile Growth Standard Class                                                    17,179     (38,441)     (21,262)
LVIP Managed Risk Profile Moderate Standard Class                                                  28,491     (12,964)      15,527
LVIP MFS International Growth Standard Class                                                        2,764      (3,117)        (353)
LVIP MFS Value Standard Class                                                                      33,246      (6,665)      26,581
LVIP Mid-Cap Value Standard Class                                                                   5,508        (693)       4,815
LVIP Mondrian International Value Standard Class                                                    7,037      (5,254)       1,783
LVIP Money Market Standard Class                                                                  530,870    (383,101)     147,769
LVIP SSgA Bond Index Standard Class                                                                17,860      (1,770)      16,090
LVIP SSgA Conservative Index Allocation Standard Class                                             34,755      (7,982)      26,773
LVIP SSgA Conservative Structured Allocation Standard Class                                           104         (14)          90
LVIP SSgA Developed International 150 Standard Class                                                  967      (5,125)      (4,158)
LVIP SSgA Emerging Markets 100 Standard Class                                                       4,319      (7,353)      (3,034)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                            19,029      (4,033)      14,996
LVIP SSgA International Index Standard Class                                                          365        (352)          13
LVIP SSgA Large Cap 100 Standard Class                                                             14,764      (5,589)       9,175
LVIP SSgA Moderate Index Allocation Standard Class                                                  6,929        (880)       6,049
LVIP SSgA Moderate Structured Allocation Standard Class                                            13,234      (3,750)       9,484
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                     4,557        (578)       3,979
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                1,373        (207)       1,166
LVIP SSgA S&P 500 Index Standard Class                                                             20,115      (4,116)      15,999
LVIP SSgA Small-Cap Index Standard Class                                                            2,678      (5,536)      (2,858)
LVIP SSgA Small-Mid Cap 200 Standard Class                                                            397        (652)        (255)
LVIP T. Rowe Price Growth Stock Standard Class                                                     13,175        (862)      12,313
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                         5,960      (1,297)       4,663
LVIP Templeton Growth RPM Standard Class                                                              999        (982)          17
LVIP UBS Large Cap Growth RPM Standard Class                                                        2,369      (1,079)       1,290
LVIP Vanguard Domestic Equity ETF Standard Class                                                      969         (70)         899
LVIP Vanguard International Equity ETF Standard Class                                                 894         (79)         815
M Capital Appreciation                                                                                 35         (10)          25
M International Equity                                                                                 87         (27)          60
M Large Cap Growth                                                                                     80         (40)          40
M Large Cap Value                                                                                      92         (41)          51
MFS VIT Core Equity Initial Class                                                                     167        (344)        (177)
MFS VIT Growth Initial Class                                                                        4,479      (5,278)        (799)
MFS VIT Total Return Initial Class                                                                 12,355     (20,874)      (8,519)
MFS VIT Utilities Initial Class                                                                    13,614     (54,167)     (40,553)
NB AMT Large Cap Value I Class                                                                        129        (462)        (333)
NB AMT Mid Cap Growth I Class                                                                       7,588     (15,488)      (7,900)
NB AMT Mid Cap Intrinsic Value I Class                                                              1,697      (1,909)        (212)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                        20,361      (5,850)      14,511
Putnam VT Global Health Care Class IB                                                               1,234        (566)         668
Putnam VT Growth & Income Class IB                                                                    291         (26)         265


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life
     Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(b) N/A

(c) (1) Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(2)

(d) (1) Policy Form LN698 NY.(9)

     (2) Change of Insured Rider-Policy Form LR496 NY(3)

     (3) Estate Tax Repeal Rider-Policy Form LR511 NY(4)

     (4) Overloan Protection Rider-Policy Form LR540(5)

     (5) Waiver of Monthly Deduction Rider-Policy Form LR436 LNY, LR437 LNY(6)

(e) (1) Application-Policy Form LFF06300-18(9)

   (2) Addendum to Application-Policy Forms: LFF06301-18, LFF06302-18, LFF06303-18, LFF06304-18, LFF06305-18, LFF06306-18, LFF06307-18(9)

(f) (1) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(8)

     (2) Bylaws of Lincoln Life & Annuity Company of New York.(8)

(g) Form of Reinsurance Contracts(5)

(h) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (1) AIM Variable Insurance Funds (13)

     (2) AllianceBernstein Variable Products Series Fund, Inc. (Filed Herewith)

     (3) American Century Variable Portfolios II, Inc. (7)

     (4) American Funds Insurance Series (13)

     (5) BlackRock Variable Series Funds, Inc. (7)

     (6) Delaware VIP Trust (Filed Herewith)

     (7) DWS VIP Trust (13)

     (8) DWS Variable Series II (Filed Herewith)

     (9) Fidelity Variable Insurance Products (Filed Herewith)

     (10) Franklin Templeton Variable Insurance Products Trust (7)

     (11) Goldman Sachs Variable Insurance Trust (13)

     (12) Janus Aspen Series(12)

     (13) Legg Mason Partners Variable Equity Trust (Filed Herewith)

     (14) Lincoln Variable Insurance Products Trust (Filed Herewith)

     (15) MFS Variable Insurance Trust (13)

     (16) M Funds (13)

     (17) PIMCO Variable Insurance Trust (7)

(i) (1) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(10).

   (2) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(11)

(j) Not applicable.

(k) Opinion and Consent of John L. Reizian, Esquire (Filed Herewith)

(l) Not Applicable.

(m) Not Applicable.

(n) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(o) Not applicable.

(p) Not applicable.

(q) Compliance Procedures (Filed Herewith)
--------------
(1) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(5) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008

(6) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.

(7) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(8) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2,
2007.

(9) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(10) Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(11) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(13) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

Item 27. Directors and Officers of the Depositor

Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Dennis R. Glass**                  President and Director
Ellen G. Cooper**                  Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.)


Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Elizabeth M. O'Brien*      Senior Vice President and Director
Thomas O'Neill*            Senior Vice President, Chief Operating Officer and Director
Ronald W. Turpin***        Vice President and Interim Chief Financial Officer
Nancy A. Smith*            Secretary

   * Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

       *** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 18 to the Registration Statement (File No.:
333-155333; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 1st day of April, 2014. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

             LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)


             By:          /s/ Michael L. Parker
                  ---------------------------------------
                   Michael L. Parker
                   Vice President
                   Lincoln Life & Annuity Company of New York




             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             (DEPOSITOR)


             By:          /s/ Michael L. Parker
                  ---------------------------------------
                   Michael L. Parker
                   Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 18 to the Registration Statement on Form N-6 (File No.: 333-155333; 811-08559; CIK: 0001051629) has been signed below on
April 1, 2014 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                 TITLE
---------                                 -----
/s/ Dennis R. Glass *
------------------------------            President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------             Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                        Director

/s/ Ellen G. Cooper *
------------------------------             Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                            Director

/s/ Randal J. Freitag *                    Executive Vice President, Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------             Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------             Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------             Director
Patrick S. Pittard



*By:       /s/ John L. Reizian
      ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774,
333-141778; 333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

VARIABLE ANNUITIES SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 333-181616; 333-186895; 811-09763


Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                  TITLE
---------                                  -----
/s/ Dennis R. Glass
------------------------------             President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------             Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                        Director

/s/ Ellen Cooper
------------------------------             Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Rober W. Dineen
------------------------------             Director
Robert W. Dineen

/s/ Randal J. Freitag
------------------------------             Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III
------------------------------             Director
George W. Henderson, III

/s/ Mark E. Konen
------------------------------             Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman
------------------------------             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------             Director
Patrick S. Pittard


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
------------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber


Version: November 2013